UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number: 811-21335

Exact name of registrant as specified in charter:
Optimum Fund Trust

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Item 1. Reports to Stockholders

Optimum Fund Trust

May 30, 2008

This brochure accompanies an annual report for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust. You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the Funds. Prospectuses for Optimum Fund Trust are available from your financial advisor, online at www.optimummutualfunds.com, or by phone at 800 914-0278. Please read the prospectus carefully before you invest or send money. The figures in the annual report for Optimum Fund Trust represent past results, which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund
(Formerly Optimum Small Cap Growth Fund)

Optimum Small-Mid Cap Value Fund
(Formerly Optimum Small Cap Value Fund)

Annual Report
March 31, 2008

Table of contents

>	Portfolio management review
	Optimum Fixed Income Fund	1
	Optimum International Fund	3
	Optimum Large Cap Growth Fund	5
	Optimum Large Cap Value Fund	7
	Optimum Small-Mid Cap Growth Fund	10
	Optimum Small-Mid Cap Value Fund	13
>	Performance summary
	Optimum Fixed Income Fund	16
	Optimum International Fund	19
	Optimum Large Cap Growth Fund	21
	Optimum Large Cap Value Fund	23
	Optimum Small-Mid Cap Growth Fund	25
	Optimum Small-Mid Cap Value Fund	28
>	Disclosure of Fund expenses	31
>	Sector/Country allocations,
	credit quality breakdown and top 10 holdings	33
>	Financial statements
	Statements of net assets	37
	Statements of assets and liabilities	79
	Statements of operations	80
	Statements of changes in net assets	81
	Financial highlights	84
	Notes to financial statements	108
>	Report of independent
	registered public accounting firm	120
>	Board of trustees and officers addendum	121
>	About the organization	123

The views expressed in this report are as of March 31, 2008 and are subject to change at any time based on market or other conditions. The portfolio is actively managed and current holdings may differ.

    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
    Business Trust, which is a registered investment advisor.

    © 2008 Delaware Distributors, L.P.

Portfolio management review

Optimum Fixed Income Fund

April 8, 2008

Advisor

Delaware Management Company (DMC)

Sub-advisor

Aberdeen Asset Management Inc. (AAMI)

Optimum Fixed Income Fund seeks a high level of income and may also seek growth of capital. The Fund’s advisor, DMC, manages one portion of the Fund. DMC has selected AAMI to serve as the Fund’s sub-advisor, managing another portion of the Fund’s assets.

DMC and AAMI are responsible for the day-to-day investment management of a portion of the Fund’s assets. Each company manages its portion of the Fund based on its own, unique investment strategy and style. For more information on the investment approach of the advisor and sub-advisor, please refer to the Fund’s prospectus.

In managing its portion of the Fund’s assets, DMC allocates investments principally among four sectors of the fixed income markets:

  U.S. investment grade

  U.S. high yield

  International developed

  Emerging

The strategy employed by AAMI is based on an investment philosophy that the best way to consistently add value is through a strictly bottom-up approach that capitalizes on the inefficiencies inherent in the bond market. As a result, the sub-advisor focuses its efforts on a disciplined process of individual security selection and avoids such techniques as interest rate forecasting.

Optimum Fixed Income Fund outpaced its benchmark, returning +3.78% at net asset value and -0.92% at maximum offer price for the fiscal year ended March 31, 2008 (both figures reflect performance for Class A shares with all distributions reinvested). By comparison, the Fund’s benchmark — the Lehman Brothers U.S. Aggregate Index — returned +2.17%. For complete annualized performance, please see the table on page 16.

Fixed income markets had enjoyed a relatively positive, low-volatility environment in recent prior years. That environment continued early in the period, but quickly worsened as problems in the housing market related to subprime mortgages triggered a broad market contagion. Credit markets, driven by a loss of confidence in the value of many types of debt collateral and the relevance of the ratings on that debt, essentially seized up until central banks stepped in to provide sufficient sources of liquidity. Credit spreads — or the difference in yield between bonds of varying credit qualities — widened significantly, and no single sector was exempt from extreme volatility. The ensuing lack of liquidity caused a severe imbalance in the bond market, and a flight to quality that caused most sectors of the market to underperform Treasurys during the period.

The Federal Reserve took dramatic steps in an attempt to restore liquidity to the markets. It lowered the fed funds rate by a total of three percentage points (most of it late in the period) and, in a rather remarkable shift from its normal operations, extended liquidity to Wall Street dealers as well as banks, and arranged the sale of Bear Stearns to J.P. Morgan.

AAMI

What factors influenced performance in your portion of the Fund?

We attempted to remain true to our process of assessing relative valuations during what was a trying period for the fixed income markets. Despite the resulting short-term performance volatility throughout the year, we were confident that steadfastness to our process would be rewarded over time.

What influenced performance (both positive and negative) in your portion of the Fund?

In lieu of holding an agency’s mortgage-backed securities (MBS) and Treasurys, the Fund maintained a large, off-index allocation to non-agency prime, AAA-rated hybrid adjustable-rate mortgages (ARMs). Unfortunately, these credits significantly underperformed due to illiquidity and credit quality concerns, and they affected Fund returns negatively. However, our decision to purchase only

The views expressed are current as of the date of this report and are subject to change.

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Optimum Fixed Income Fund

super-senior high-quality (AAA-rated) bonds, which have twice the credit enhancement of the standard AAA, helped mitigate the ARMs’ negative impact on the portfolio.

Commercial mortgage-backed securities (CMBS) also detracted from performance, as spreads widened dramatically during the period; again, deleveraging was the culprit. Fundamentals in the commercial real estate market weakened, as expected. However, we believe that the fundamental backdrop of most commercial property markets entering this downturn was very healthy.

As such, our strategy was to opportunistically add to higher-quality CMBS. We believe that these bonds face limited risk of loss or downgrade, and we believed they would ultimately lead other bonds when the recovery eventually took hold. In the interim, though, we expected volatility to continue. Relatively small exposure to BBB-rated CMBS issues, which were trading at distressed levels, also had a large negative impact on relative returns. Our strategy in the sector has been to upgrade quality.

Among corporates, an underweight position within the industrials sector added value. However, the Fund’s overweight versus the benchmark to financials was a detractor, as this sector significantly underperformed the corporate market in general. These companies felt the effects of massive subprime-related write-downs, balance sheet constraints, and greater transparency as to the full extent of their subprime exposure. Further, we held hybrid capital securities that significantly underperformed the financial sector, as this exposure was lower in the capital structure and thus more exposed to weakness in the financial sector.

Rather than succumb to the inertia of waiting for the crisis to abate, we actively reevaluated existing holdings against various new opportunities, and slowly repositioned portions of the portfolio with eventual market recovery in mind.

DMC

What factors influenced performance in your portion of the Fund?

The portion of Optimum Fixed Income Fund managed by Delaware Management Company employs a diversified investment strategy. We invest the core of the assets under our management in domestic investment grade securities, and then strategically allocate to additional fixed income markets including domestic high yield bonds, as well as established and emerging international markets.

As the fiscal year began, economic data seemed to support the prospects for solid growth in the United States. The volatility soon to be experienced in fixed income markets would be caused primarily by the already brewing troubles in the general subprime and credit markets as well as inflationary concerns. Early in the fiscal year, however, our positions in riskier asset classes such as high yield and emerging market bonds remained resilient.

Early in 2007, however, the DMC fixed income portfolio management team became concerned that subprime contagion would ultimately create stress for all financial markets, and potentially for economic fundamentals. As a result, we began to upgrade portfolio quality and improve liquidity. Much of the year was spent attempting to lighten the portfolio of riskier holdings. Although we remained underweight the index in Treasurys, we placed a greater emphasis on both Treasurys and agency bonds, and moved our portion of the portfolio up-in-duration. Duration measures a fixed income investment’s price sensitivity to interest rate changes; in this case, our longer duration contributed to performance within our portion of the Fund because interest rates declined. Among corporate bonds, we reallocated the portfolio to defensive and liquid sectors, such as consumer non-cyclicals, energy, electric utility, natural gas, communications, and healthcare.

Portfolio returns were hurt in several areas. Our mandate to invest in the plus sectors of the fixed income markets, for example, detracted from portfolio performance during the fiscal year as many investors fled riskier investments for the safety of Treasurys and Treasury inflation-protected securities (TIPS). Although both emerging markets and high yield investments contributed positively to returns early during the year, they gave up much of their gains when conditions in the credit markets grew tighter and more volatile and the fixed income markets declined.

Optimum International Fund

April 8, 2008

Advisor

Delaware Management Company (DMC)

Sub-advisors

AllianceBernstein L.P. (Alliance)
Mondrian Investment Partners Ltd. (Mondrian)

Optimum International Fund seeks long-term growth of capital and may also seek income. The Fund’s advisor, Delaware Management Company, has chosen two sub-advisors, and each is responsible for day-to-day investment management of its portion of the Fund’s assets. Each sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy, which are generally intended to complement those of the other sub-advisors. For more information on the investment approach of the sub-advisors, please see the Fund’s prospectus.

International equity markets started the fiscal year in a positive way, continuing to rally on the prospects of strong economic growth in April of 2007. However, by July, fears that turmoil in the credit markets would spill over into the real economy caused equities to slump and many investors to seek the safe haven of government debt. Fear and volatility increased following the summer’s credit rout and the subsequent fallout. Despite multiple interventions by central banks around the world to calm investors, equities continued to decline into the first quarter of 2008.

Overall, Optimum International Fund returned -3.96% at net asset value and -9.51% at maximum offer price for the fiscal year ended March 31, 2008 (both figures reflect performance for Class A shares with distributions reinvested). By comparison the MSCI EAFE Index (net), the Fund’s benchmark, returned -2.7% in U.S. dollar terms for the same period. The benchmark returned -14.8% in local currency terms. For complete annualized performance for the Fund, please see the table on page 19.

Currency movements were very strong during this period as the U.S. dollar was weak. The euro rose by 19.0%, the Swiss franc 23.4%, the Japanese yen by 18.6%, and the Australian dollar 13.0% (source: FactSet).

MSCI Europe, as a region, rose by 0.2% in U.S. dollar terms for the year ended March 31, 2008, bolstered somewhat by the euro’s rise. Some smaller markets were positive even in local terms for the same period. For example, Finland rose by 20.5% in local currency terms, helped by strong results from the index heavyweight Nokia. Norway was negative in local currency terms, but up by 9.9% in U.S. dollar terms. An oil-dominated economy and the large weighting of energy-related stocks in its market helped the Norwegian market a great deal. Germany was by far the strongest of the larger European markets, up 11.7% following the unexpected resilience of its export sector and the increasing approval rating of its chancellor, Angela Merkel. (All regional and country returns based on MSCI indices.)

Other large European markets were not strong during the period. France rose slightly in U.S. dollars and fell on a euro basis. Switzerland rose by a similar margin but fell in local terms as its banking sector saw sustained weakness. The United Kingdom fell modestly, and although sterling’s rise was slim, the market ended the 12-month period down in U.S. dollar terms.

For the year ended March 31, 2008, MSCI Pacific fell by 8.9% in U.S. dollar terms but fell by 21.2% in local terms. Japan bore the brunt of much of this weakness. The yen rose, and the Japanese market ended the period down in U.S. dollar terms. Hong Kong was a strong market, doing well as a result of economic growth in China and falling U.S. interest rates (the Hong Kong dollar is pegged to the U.S. dollar). The index ended the 12-month period up 13.9%. (Source: FactSet.)

Alliance

What was your approach to the volatile market conditions?

With financials making up the largest segment of the portfolio, assessing the impact of the credit crisis was naturally a top research priority. We constantly monitored our portfolio positions and spent considerable time stress-testing the ability of our holdings’ balance sheets to withstand credit losses, which began with residential

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Optimum International Fund

mortgages but then threatened to include commercial real estate, credit cards, auto loans, and other assets.

Although we anticipated that there was potential for further losses in each category, we were confident at period end that our exposure to the sector reflected a proper balance between return potential and risks. Indeed, we added to holdings where our research detected compelling value opportunities.

What sectors and holdings contributed to performance in your portion of the Fund?

The Fund’s overweight position versus the benchmark in the materials and energy sectors contributed to returns. Energy stocks benefited from a continued climb in crude oil prices, while materials stocks benefited from strong demand. The top contributors to performance included Petrobras and Xstrata. Brazilian energy firm Petrobras posted strong returns for the fourth quarter, due largely to buoyant oil prices and the announcement that there would be significant additions to reserves from existing oilfields. U.K.-based miner Xstrata continued to benefit from a strong demand environment and hope for industry consolidation.

What sectors and holdings detracted from performance in your portion of the Fund?

An underweight position in the consumer staples sector detracted from performance, as did an overweight position to the finance sector. The defensive nature of the consumer staples sector allowed it to outperform others during the period. The finance sector suffered heavy losses. Write-offs by investment banks and financial firms mounted as banks were forced to write down mortgage-related assets to market values that assumed catastrophic losses. Financial stocks dominated the list of detractors from our performance, including U.K. mortgage lender HBOS and Japanese leasing firm Orix. These stocks were hit by concerns about rising credit losses. While very aware of near-term risks, we believed that these holdings were well-positioned to generate strong performance over time, as sentiment toward financial stocks becomes more balanced and investors once again consider longer-term fundamental strengths.

Mondrian

How would you describe sector performance during the period?

Sector performance was quite polarized. On the whole, more cyclical sectors such as information technology and industrials ended the year down in both local and U.S. dollar terms. The more defensive sectors such as utilities and consumer staples were among the strongest, each up more than 10%. The strongest sector, however, was materials, which has traditionally been seen as a cyclical sector. This sector did well as commodity prices continued to rise, as demand soared from emerging markets such as China and India. The sector ended the period up 15.1% in U.S. dollar terms.

What factors contributed to performance?

Country allocation was an extremely strong contributor to relative return. Although our contribution to performance from stock selection during the period was neutral overall, it was strong in the Asia-Pacific region. Our underweight versus the index in Japan and our overweight positioning in Spain and Australia were helpful versus the benchmark. Also beneficial was our underweight in Switzerland and non-EAFE positions in Taiwan and South Africa. The natural gas company BG Group, a U.K. stock, did particularly well, rising 62.4% during the fiscal year.

What factors detracted from performance?

Currency positioning held back returns, as did our underweight position in the outperforming German market. Some of our financial stocks saw a sharp decline in price as the effects of the credit crisis were felt across the sector. One U.K. financial stock, HBOS, declined by 41.1% over the year as fallout from the Northern Rock debacle and concerns over wholesale funding hit the stock hard. We continued to hold HBOS in the portfolio because we believe it offers long-term value.

Optimum Large Cap Growth Fund

April 8, 2008

Advisor

Delaware Management Company (DMC)

Sub-advisors

Marsico Capital Management LLC (Marsico Capital)
T. Rowe Price Associates Inc. (T. Rowe Price)

Optimum Large Cap Growth Fund seeks long-term growth of capital. The Fund’s advisor, Delaware Management Company, has chosen two sub-advisors, each of whom is responsible for the day-to-day investment management of a portion of the Fund’s assets. Each sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy, which are generally intended to complement those of the other sub-advisors.

In managing its portion of the Fund’s assets, T. Rowe Price mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. In managing its portion of the Fund’s assets, Marsico Capital uses a growth-oriented approach that combines “top down” macroeconomic analysis with “bottom up” stock selection. For more information on the investment approach of the sub-advisors, please see the Fund’s prospectus.

Equities were beset by a growing malaise that encompassed (but was not limited to) mortgage finance problems, credit market pressures, major downdrafts in the U.S. housing market, sharply higher oil prices, and growing concerns about the potential for a significant economic slowdown both in the United States and globally. Stock prices were volatile during the fiscal period, reacting to a variety of rapidly unfolding news developments, and generally moved lower for the period.

The Russell 1000® Growth Index recorded weak returns for the period, led by rising demand in commodity sectors. At an economic sector level, performance was mixed. Six of the 10 global industry classification standard sectors of the Russell 1000 Growth Index had positive returns. Materials, energy, and consumer staples were the best-performing sectors for the 12-month period with gains of more than 10%. The weakest performing sectors were telecommunication services, consumer discretionary, and financials. In terms of investment style, large-capitalization growth stocks, as represented by the Russell 1000 Growth Index, outperformed value stocks, as represented by the Russell 1000® Value Index, by more than 9% during the 12-month period.

Optimum Large Cap Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, for the year ended March 31, 2008. The Fund had a total return of -3.86% at net asset value and -9.38% at its maximum offer price. Both figures reflect performance for Class A shares with all distributions reinvested. For the same period, the Russell 1000 Growth Index returned -0.75%. For complete annualized returns of the Fund, please see page 21.

The sections below provide additional information about the portion of the Fund managed by each sub-advisor.

Marsico Capital

What factors affected the performance in your portion of the Fund positively?

Stocks in the telecommunication services sector were a positive contributor to performance during the period. China-based wireless phone provider China Mobile and Latin America–based America Movil S.A.B. de C.V. posted strong returns as subscriber growth continued in a number of the emerging markets they serve.

Another measure of performance came from the materials sector. Agricultural chemicals manufacturer Monsanto posted a return of approximately 105% for the fiscal year. Monsanto benefited from growth in its corn seed business and improved revenues for its Roundup chemical product. An overweight posture in the materials sector versus the benchmark index also benefited performance.

Various individual positions also performed well, including MasterCard, oil services provider Schlumberger, and transportation company Union Pacific.

Our stocks in the healthcare sector performed poorly. However, our lesser weighting compared to the index in this weak-performing sector proved beneficial to the Fund when comparing overall performance results to the benchmark index.

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Portfolio management review

Optimum Large Cap Growth Fund

What factors affected the performance in your portion of the Fund negatively?

Stock selection itself within the healthcare sector was the largest performance detractor for the portfolio during the year. Healthcare services provider UnitedHealth Group and pharmaceutical company Merck declined sharply during the reporting period. As one of the portfolio’s largest individual holdings, UnitedHealth Group had a material, negative effect on performance.

For much of the year, the portfolio maintained an overweight position in the financials sector, an area of weak performance for the benchmark index. This positioning hurt performance results for the period. In addition, price declines in financials, including Lehman Brothers Holdings and Fannie Mae, detracted from performance. (Lehman Brothers Holdings and Fannie Mae were not held in the portfolio as of March 31, 2008.)

An overweight position in the poorly performing telecommunication services and consumer discretionary sectors hurt performance, as did other individual positions, including Comcast, Microsoft, and Google. (Comcast and Microsoft were not held in the portfolio as of March 31, 2008.)

As of period-end, Marsico maintained positions in UnitedHealth Group, Merck, and Google as the manager believed the companies offered reasonable valuations in the context of internally-projected growth rates.

T. Rowe Price

What factors influenced performance in a positive way?

Stock selection resulted in the outperformance of our telecommunication services holdings, offsetting our considerable overweight to the sector versus the benchmark. Non-U.S. wireless services companies led the way. Rogers Communications, a Canadian firm, remains a strong contributor with market share gains, higher average user revenues, and solid free cash flow that is being used to repurchase shares. We continued to overweight this sector, focusing on wireless services providers in countries with relatively low penetration, and in tower companies in North America.

Outperformance of the benchmark within the materials sector was driven by chemicals stocks, and stocks in the metals and mining industries. BHP Billiton, a diversified natural resources company, benefited from rising commodity prices and increasing materials demand from China. The portfolio was overweighted to this sector at year end, as we added to holdings and initiated positions in both Praxair, the largest industrial gases company in the Americas and the international mining company Kinross Gold.

What factors influenced performance in a negative way?

Financials was the portfolio’s worst-performing sector over the 12 months, as we suffered from a heavy weighting to this deeply troubled sector of the economy, and our holdings fared worse than the benchmark constituents. Weakness was notable among diversified financial services holdings. Citigroup was hit by higher-than-expected write-downs of subprime loans and related concerns over the extent of restructuring. Commercial banks also detracted, as shares of Anglo Irish Bank declined on weakness in commercial real estate. Both stocks were eliminated from the portfolio. We believe there were good buying opportunities in the sector, based on price pullbacks, particularly in the capital markets group.

Stock selection weighed down the performance of information technology, the portfolio’s largest sector. Stocks in the semiconductors and semiconductor services industry were a primary reason for relative underperformance. Marvell Technology Group, a leader in storage, communications, and consumer silicon solutions, slid on pinched margins that were a result of increasing operating costs. However, fourth-quarter 2007 sales and demand trends are promising, and we believe operating leverage should continue to accelerate for the firm. Not owning resurgent IBM also kept us from maintaining pace with the benchmark’s technology grouping.

Optimum Large Cap Value Fund

April 8, 2008

Advisor

Delaware Management Company (DMC)

Sub-advisors

Massachusetts Financial Services Company (MFS)
TCW Investment Management Company (TCW)

Optimum Large Cap Value Fund invests primarily in large-capitalization companies to seek long-term growth of capital, and may also seek income. The Fund advisor, Delaware Management Company, chose two sub-advisors to manage the Fund’s assets. Each is responsible for day-to-day investment management of a portion of the Fund’s assets and selects investments for its portion based on its own investment style and strategy, which are generally intended to complement that of the other sub-advisor for the Fund.

MFS focuses on investing the Fund’s assets in the stock of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. TCW uses a highly disciplined, analytically driven investment process that tries to generate capital appreciation as well as dividends that provide income consistent with prudent investment management. For more information on the investment approach of the sub-advisors, please refer to the Fund’s prospectus.

The U.S. economy and financial markets experienced deterioration and heightened volatility over the reporting period. Woes in the financial sector weighed on the markets starting in June and July of 2007 as troubles at a Bear Stearns hedge fund came to light. Meanwhile, mortgage lender Countrywide reported disappointing earnings and was purchased by Bank of America. Credit markets weakened significantly in the summer months and became less liquid world-wide, affecting short- and longer-term asset-backed paper and eventually auction rate securities. Other financial companies — regardless of their type of business— fell on the news, as investors struggled to calculate spillover damage.

Late in the reporting period, the U.S. Federal Reserve began an aggressive rate-cutting campaign, while the U.S. federal government moved quickly to design a modest fiscal stimulus package to support the weakening economy. The crisis among financials seemed to culminate with the March 2008 near-failure of the formerly prestigious Bear Stearns. It was announced that J.P. Morgan, with the Federal Reserve’s backing, agreed to bail out the company.

Stocks turned in a miserable quarter to kick off 2008, and by the end of the reporting period, yields and credit spreads in the bond market implied expectations of further economic weakening, as well as continued rate cuts by many global central banks.

Overall, Optimum Large Cap Value Fund outperformed its benchmark, the Russell 1000® Value Index, for the year ended March 31, 2008. The Fund had a total return of -6.80% at net asset value and -12.18% at its maximum offer price. Both figures reflect performance for Class A shares with all distributions reinvested. For the same period, the Russell 1000 Value Index fell 9.99%. For complete annualized returns of the Fund, please see page 23.

MFS

What is your approach to volatility in the marketplace?

We do not change our investment process or philosophy based on market conditions. Our disciplined process, which is focused on high-quality companies trading at attractive valuations, has been consistent since the inception of our portfolio. We believe that focusing on bottom-up fundamental characteristics enables us to find good long-term investment opportunities in a variety of different market environments.

What factors influenced the Fund’s performance in a positive way?

A combination of stock selection and an underweighted position in the financial services sector boosted performance relative to the Russell 1000 Value Index. Not holding poor-performing financial services firm Wachovia and insurance company American International Group in our portion of the Fund had a positive impact on relative results.

Aided by strong security selection, the technology sector was another positive area of performance relative to the index. Stock selection and an overweighted position in the consumer staples sector also bolstered relative returns.

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Portfolio management review

Optimum Large Cap Value Fund

Tobacco company Altria Group and global food company Nestlé were among the Fund’s top performers. Individual securities in other sectors that also helped relative results included integrated oil and gas producer Hess, defense contractor Lockheed Martin, and athletic shoes and apparel manufacturer Nike.

What factors influenced the Fund’s performance in a negative way?

Stock selection in the healthcare sector held back relative performance. Health insurer WellPoint was among the Fund’s top detractors for the reporting period.

Stocks in other sectors that hurt relative results included investment management and banking firm UBS, department stores operator Macy’s, and mortgage financer Fannie Mae. Despite these setbacks, we continued to hold Macy’s and UBS. We believed that Macy’s represented a good value based on standard valuation metrics and its potential economies of scale as a result of its integration of May’s department stores. Regarding UBS, we believed it was a leading global wealth manager with very long-term assets and high barriers to entry.

The Fund’s underweighted positions in diversified industrial conglomerate General Electric, integrated oil and gas company Exxon Mobil, and integrated oil company Chevron also detracted from relative performance. We sold Fannie Mae and General Electric positions from our portion of the Fund during the reporting period as we found more compelling investment opportunities elsewhere.

TCW

How did the weak market environment you encountered affect your investment approach?

During the period under review, large-cap growth stocks significantly outperformed large-cap value stocks, with the Russell 1000® Growth Index returning -0.75% versus a return of -9.99% for the Russell 1000 Value Index. This trend of value underperforming growth permeated the second half of 2007 and is typically difficult for our dividend-focused investment style, which seeks “value poised for growth.” However, even in difficult markets, we believe it is important to adhere to our time-tested discipline.

There has been no change in our investment philosophy and process, which is to select securities based on fundamental stock selection discipline rather than economic trends. In fact, we believe that increased volatility has presented great opportunities that fit within our parameters. Consequently, we have attempted to take advantage by selling at our upside price targets and finding down-and-out stocks.

What sectors or holdings contributed to Fund performance?

The portfolio benefited from its overweighting in the materials sector, which was one of the better-performing sectors in the benchmark index. Our underweight in healthcare, which was an underperforming sector, likewise aided performance when comparing returns to the benchmark.

Two larger contributors to overall performance, and two of the larger positions in the portfolio, were BCE and IBM. BCE is a leading telecommunications provider in Canada, with national wireless and wireline operations in eastern Canada. During the summer, the Ontario Teachers’ Pension Plan announced that it wanted to take the company private. IBM is the largest provider of technology hardware and services and a leading-edge manufacturer of semiconductor products, which attracted the attention of opportunistic investors during the year.

What sectors or holdings detracted from Fund performance?

With crude oil rising to more than $100 per barrel and even reaching $110 at one point in March, it is not surprising that the energy sector was by far the best-performing sector over the fiscal year. Our underweighting in that sector hampered performance. Our large overweighting in telecommunications hurt performance, as it was an underperforming sector. Fannie Mae and Qwest Communications were the biggest performance detractors over the period, although both stocks were performance stalwarts in the portfolio before underperforming late in 2007. Fannie Mae remains a top holding of our portion of Optimum Large Cap Value Fund. Based on specific catalysts of restructuring after the prior accounting issues and new management’s remediation efforts to strengthen their underlying business and prudently grow their guarantee business, we continued to believe in the cash flow and operating margin growth story of this company even in the midst of significant economic headwinds.

Qwest is a leading provider of telecommunication services to residents, primarily in the western U.S., and to businesses nationwide. Following the naming of a new CEO in August, investor expectations built through the fall that the company would announce a shareholder-friendly dividend policy. But the stock began to sell off moderately when management seemed to push back its dividend decision and announced a capital expenditure program that many believed would escalate into a cash flow–draining video services deployment in 2008. As a result, the stock fell. The company ultimately announced a greater-than-average dividend and capital expenditure guidance that was in line with market expectations.

As for Qwest, although the valuation and catalysts are still in place, the anticipated resignation of the chief financial officer removed a key architect of Qwest’s transformation, and we have begun to reduce the position.

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Portfolio management review

Optimum Small-Mid Cap Growth Fund

April 8, 2008

Advisor

Delaware Management Company (DMC)

Sub-advisors

Columbia Wanger Asset Management L.P. (CWAM)
Oberweis Asset Management, Inc. (Oberweis)

On Sept. 20, 2007, the Board of Trustees of Optimum Fund Trust approved a change in the market capitalization range of the securities in which Optimum Small-Mid Cap Growth Fund, formerly named Optimum Small Cap Growth Fund, primarily invests, from a focus on small-capitalization growth companies to a focus on small-capitalization and mid-capitalization growth companies. The change became effective on Jan. 1, 2008.

Optimum Small-Mid Cap Growth Fund seeks long-term growth of capital. The Fund’s advisor, Delaware Management Company, selected two sub-advisors, each of whom is responsible for the day-to-day management of a portion of the Fund’s assets. Each sub-advisor selects suitable investments for its portion of the Fund based on its own investment style and strategy. For more information on each sub-advisor’s investment approach, please refer to the Fund’s prospectus.

The Fund fell victim to the broadly negative investment environment during the year ended March 31, 2008, and underperformed its prior and current benchmarks, the Russell 2000® Growth Index and the Russell 2500™ Growth Index. For the full year, Optimum Small-Mid Cap Growth Fund returned -15.96% at net asset value and -20.80% at maximum offer price (both figures reflect performance for Class A shares with all distributions reinvested). By comparison, the Russell 2000 Growth Index fell by 8.94%, while the Russell 2500 Growth Index, lost 6.25%. For complete annualized performance, please see the table on page 25.

By the end of the fiscal year, many economists believed that the United States either was already in, or entering, a recession. Strong gains early in the fiscal year quickly eroded in the final months as investors reacted to the credit and subprime mortgage crisis, $100-plus crude oil, accelerating inflation, and a slowing job market in the United States.

The government responded decisively to the weakened economic environment by injecting massive amounts of monetary stimulus into the economy. Although monetary stimulus may not have an effect on the economy until later in 2008, stocks — as is typical — began to discount any expected recovery ahead of time. While investors cannot exactly pinpoint the bottom of the stock market in terms of time and price, many indicators support the idea that the small-cap market especially may have been close to a bottom at the end of March. Price-to-earnings valuations within the small-cap universe, for example, were significantly below the mean at period end.

On a capitalization basis, larger-cap stocks performed better than small-cap stocks during the fiscal year, with the large-cap Russell 1000® Growth Index outperforming the Russell 2000 Growth Index by more than 8%.

The sections below provide additional information about the portion of the Fund managed by each sub-advisor.

CWAM

What factors in the marketplace and elements of your strategy had a significant impact on your portion of the Fund?

As economic conditions deteriorated during the year, declines for all stocks — and small-cap stocks in particular — were steep at times. We believe that declines in the stock market, like the one witnessed during the reporting period, tend to cause much panic but also may create opportunities. We attempted to use the market’s recent dislocation to selectively purchase what we saw as well-positioned small companies suddenly trading at unexpectedly attractive prices.

Can you describe some areas that detracted from performance?

Within our portion of the Fund, the largest detractors from a sector standpoint were healthcare and retail. Our healthcare stocks were down 30% during the fiscal period versus a 6% decline for the benchmark. Investments in PDL Biopharma and LCA Vision were among the largest detractors versus the index. PDL Biopharma’s stock dropped by nearly 50% after executives were unsuccessful in their attempts to court buyers for the company. LCA Vision, owner of LasikPlus vision correction centers, was a victim of the consumer spending slowdown, as the number of laser eye surgery procedures fell short of expectations. LCA Vision declined by more than 60% before we sold both of these stocks during the period.

Over the fiscal year, retail stocks declined 20% within the index, and 23% within our portfolio. Retailer Chico’s FAS was hurt by warmer weather and several fashion miscues; the company’s stock declined more than 70%. Oxford Industries’ stock dropped 53% due to declining sales of its Tommy Bahama apparel line. ITT Educational, a provider of post-secondary degree programs, declined by 44%. Investors’ fear that tight credit markets could negatively impact the availability of student loans damaged ITT’s stock. We retained positions in these holdings at the end of the period because these companies displayed what we believe to be compelling fundamentals relative to their valuations.

Please describe some sectors and stocks that contributed positively to performance.

Energy and technology were the Fund’s best-performing sectors. The Fund’s energy stocks surged nearly 50% versus a gain of 14% for energy stocks as a group within the benchmark. Within this sector, Atwood Oceanics, an owner of offshore drilling rigs, was up 56% during the year, as high oil prices drove increased demand for its oil rigs. FMC Technologies logged a 63% return for the year, as increased exploration activity boosted demand for its deepwater oil processing systems. We maintained our positions in both Atwood Oceanics and FMC Technologies throughout the year.

Among technology stocks, Flir Systems, a manufacturer of infrared cameras, won several new defense department contracts during the fiscal year; its stock rose significantly. Concur Technologies, a provider of Web-enabled cost and expense management software also surged, by more than 75% for the year. We held both stocks at period end.

Oberweis

What elements of the market environment affected the investments you managed?

The investment style employed by Oberweis seeks companies with above-average growth potential based on a variety of factors, and we consistently invest in smaller-cap companies with exceptionally high earnings growth rates and higher betas. During the period, our bias toward the smallest companies in the index with the highest betas (a measure of risk, relative to the market) and highest earnings-per-share growth rates limited portfolio performance. For example, when constituents of the Russell 2000 Growth Index were ranked, we found that companies with higher betas, higher earnings-per-share growth rates, and the smallest capitalizations performed the worst.

On a sector basis, technology and healthcare accounted for more than 75% of our portfolio’s shortfall relative to the Russell 2000 Growth Index. Portfolios with a keen emphasis on rapid earnings growth, such as ours, tended to be consistently overweight in these two growth-oriented sectors.

What factors (sectors and investments) influenced the Fund in a negative way?

From a sector standpoint, the largest detractors to performance were healthcare and technology. These sectors underperformed during the fiscal year as positive market sentiment eroded and investors grew more averse to high-growth, small-cap equities. As a result of our strict, high-growth discipline, we are generally more heavily weighted in sectors such as technology, healthcare, and consumer discretionary, and have less exposure to slower growth sectors such as financial services, utilities, and producer durables.

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Portfolio management review

Optimum Small-Mid Cap Growth Fund

At the stock level, two of the leading detractors for the fiscal year were Omrix Biopharmaceuticals and Accuray. Omrix reported disappointing earnings during the year, and its stock declined by more than 60%. Accuray’s stock price declined 65% during the fiscal year, trading down because of concerns that hospitals would not be able to secure the financing necessary to purchase its CyberKnife radiation delivery system. Despite both stocks’ recent disappointing performance, we maintained our positions at fiscal year end. We believed in the core business strength of both companies and felt that both stocks had been oversold during the period.

Which sectors and holdings contributed positively to returns for this portion of the Fund?

The financial services and consumer staples sectors were the largest contributors to our performance. Our decision to underweight each of these sectors versus the index proved positive, as both declined during the year.

On an individual stock level, two of the top contributors for the fiscal year were aQuantive and Central European Distribution. We sold aQuantive during the year, but maintained a position in Central European Distribution. Acquired by Microsoft during the fiscal year, aQuantive returned +136%. Central European Distribution continued to generate strong earnings and revenue growth and returned +100% during the fiscal year.

Optimum Small-Mid Cap Value Fund

April 8, 2008

Advisor

Delaware Management Company (DMC)

Sub-advisors

Delafield Asset Management (Delafield)
Hotchkis and Wiley Capital Management, L.L.C. (H&W)
The Killen Group, Inc. (Killen)

On Sept. 20, 2007, the Board of Trustees of Optimum Fund Trust approved a change in the market capitalization range of the securities in which Optimum Small-Mid Cap Value Fund, formerly named Optimum Small Cap Value Fund, primarily invests, from a focus on small-capitalization value companies to a focus on small-capitalization and mid-capitalization value companies. The change became effective on Jan. 1, 2008.

Optimum Small-Mid Cap Value Fund seeks long-term growth of capital. Delaware Management Company, the Fund’s advisor, has selected three sub-advisors, each of whom chooses investments for its portion of the Fund based on its own investment style and strategy. For more information concerning the investment approach of the sub-advisors, please refer to the Fund’s prospectus.

Optimum Small-Mid Cap Value Fund returned -16.34% at net asset value and returned -21.17% at maximum offer price for the fiscal year ended March 31, 2008 (both figures reflect performance for Class A shares with all distributions reinvested). By comparison, the Fund’s prior benchmark — the Russell 2000® Value Index — returned -16.88%. The new benchmark is a measure of small- and mid-cap returns, the Russell 2500™ Value Index, which lost 16.54% during the reporting period. For complete annualized performance of the Fund, please see the table on page 28.

The broad market environment during the fiscal year was challenging, to say the least. The economic and market fallout seemed to spare no sectors, as investors dealt with falling home prices, subprime mortgage failures, multibillion-dollar write-downs by banks, and a scarcity of available credit. Financial leverage — investing with borrowed funds — once coveted for return enhancement, began to frighten investors as the year progressed.

Consequently, they reevaluated the risk-and-reward relationship of virtually all securities, but most notably those of financial institutions and others related to the housing and mortgage markets.

The reassessment of risks by many investors resulted in diminished values for most equity securities and imposed stricter lending standards on most borrowers. These credit-related developments, combined with a weakening economy, led to a decline in corporate profitability, seen most acutely in the third and fourth calendar quarters of 2007.

Over the previous five years, the small-cap market performed exceptionally well, and many high-quality companies began to trade at levels that could be deemed overvalued. Recent earnings results apparently disappointed the market, causing a significant drop in the market valuations of many companies — small-cap companies, in particular. In some cases, we believe this drop has been outsized relative to how the businesses actually performed and should perform in the long term.

Delafield

What factors in the marketplace and elements of your strategy had a significant impact on your portion of the Fund?

Despite the troubles experienced in the economy and financial markets, we remained focused on our investment strategy of finding and investing in companies experiencing “special situations,” such as corporate restructurings, management changes, and changes in capital deployment, among others. Such investments historically tend to exhibit performance that more closely parallels the underlying events of the individual company, rather than the broad markets. At times this strategy can cause performance that is out of sync with the overall market, and we believe that being out of step in this case aided our portion of the Fund.

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Portfolio management review

Optimum Small-Mid Cap Value Fund

What contributed to positive performance in your portion of the Fund?

The fiscal year was a difficult period highlighted by significant volatility. The Fund’s higher-than-normal cash position helped shield it from the full extent of the market’s volatility.

Although our exposure to stocks in the energy sector was relatively small, individual holdings in this sector performed well. Our decision to shy away from the financials sector, which suffered due to many of the factors described above, also helped our performance relative to the benchmark.

Among individual holdings, investments in FMC Corporation and Esterline Technologies both contributed to Fund return. FMC’s stock was up considerably at fiscal year end, as Esterline’s stock also rose. Better-than-expected earnings accounted for the strong performance in both cases. We maintained our position in FMC but sold Esterline when the stock reached fair value from our perspective.

What elements of performance in your portion of the Fund had a negative effect?

We used our high cash allocation to add to stock positions in certain cases, attempting to take advantage of market weakness without disrupting the holdings in our portfolio. Unfortunately, we were early to add to certain investments, as stock prices have continued to soften. For example, Foot Locker, an athletic footwear and apparel retail chain, has been a long-time holding of the Fund. At period end, its shares were off nearly 40% for the year due to a decline in consumer spending as well as a trend toward less-expensive sneakers. We think highly of management and the company’s prospects, however, and used the downturn to add to our holdings in Foot Locker stock.

Collective Brands, another retailer, has been under pressure due to similarly weak consumer traffic patterns. The appeal in this investment revolved around the company’s valuation as well as its acquisition of Stride Rite. We believed the company had substantial cost and distribution synergies yet to be realized, and maintained a position in its stock.

H&W

What has been your view on the market’s volatility?

We believe that a nervous marketplace is an irrational marketplace, and that such a dynamic generally creates tremendous opportunity for patient investors.

For example, the credit crunch and ensuing uncertainty decimated financial stocks across the board. The market appeared to be extrapolating current circumstances far into the future. Some overly aggressive enterprises are at risk in this crisis (witness Bear Stearns), but others with replenishing income streams and balance sheets positioned to withstand the unrest appeared to be excessively penalized. We believe the ability to distinguish between these two conditions is the key to success in this battered sector. We also believe that our disciplined, fundamental research provides us with valuable insights in making this distinction and helps position our portfolio well for a market recovery.

What were the negative factors that affected your investments during the period?

We maintained our exposure to consumer stocks, our largest sector, and selectively increased our position in industrial services companies, both of which hurt performance. Negative results from security selection within industrials were primarily caused by double-digit declines by Hudson Highland Group, a provider of staffing services, and Miller Industries, a manufacturer of vehicle towing and recovery equipment; both stocks detracted from Fund performance. At period end, however, we maintained a position in both of these stocks because we believed in their longer-term growth potential. An overweight versus the benchmark in the weak-performing consumer discretionary sector, and double-digit losses from our homebuilder and media stocks, also hurt performance.

Which sectors and stocks contributed positively to Fund returns?

Strength in the portfolio came from positive returns in the materials sector, as chemicals manufacturers Agrium and Pioneer (both of which were sold from the portfolio) posted double-digit gains during the year. Other leading contributors to performance included Warnaco Group, Foundation Coal, and Flowserve, the last of which was sold prior to the end of the fiscal year as its valuation seemed to become less compelling relative to other areas of the porfolio.

Killen

What elements of the market environment affected the investments you managed?

The growing threat of recession clouded the market environment and negatively impacted a number of cyclical companies in the portfolio. Nevertheless, we believe performance was helped by our emphasis on investing in strong companies that maintained flexibility (financially and strategically). We look for companies that are not dependent on large amounts of external funding to run their businesses in either up cycles or down cycles. This emphasis was particularly helpful during the fiscal period, when credit became difficult to obtain and yield spreads widened.

Our research process steered us away from companies that were hurt as a result of poor lending or investment decisions, as well as those reliant on short-term financing. While our performance was negatively affected by the changing credit environment, we had little exposure to companies whose values declined significantly as a result of business models that work only during good times.

What sectors or other categories of investments contributed to the performance of the Fund?

Energy and financials were two sectors with significant weightings that contributed to the Fund. Energy has been a strong performer for the past several years, as spot prices have risen for both oil and natural gas. Although we have held a sizable energy weighting for several years, we shifted the composition of our exposure from mostly exploration and production companies to more service-based companies, as these stocks tend to have more attractive valuations and are somewhat less sensitive to minor changes in raw energy prices. The main contributors within the sector during the year included Ion Geophysical and Gulf Island Fabrication, both of which we held at period end.

Financials, while weak on an absolute basis, was a sector in which our holdings helped the Fund’s relative outperformance of the benchmark. We increased our weighting in financials during the year, taking advantage of indiscriminant selling across the entire sector by many worried investors. None of our stocks in the financials sector experienced abnormally large loan losses, or significant write-downs in their bond portfolios. Steady performers in this sector included Suffolk Bancorp and FPIC Insurance. We held both stocks at period end.

What sectors or other categories of investments affected the performance of the Fund negatively?

The two sectors in the Fund that performed worst during the period were consumer discretionary and information technology. The consumer discretionary sector was weak throughout the fiscal year as fears of a recession increased; however, our performance here was particularly disappointing. It was most negatively affected by Nautilus Group, La-Z-Boy, and Kenneth Cole. These three companies, pressured by the macroeconomic environment, were further hurt by strategic problems related to having high fixed costs compared to their competition, and suffered significantly weaker results. In all cases, we determined that the problems were extensive and potentially long-lasting. As a result, we sold all three positions at various times during the fiscal year.

Information technology stocks also did not perform well due to stock-specific issues. Stocks that performed poorly included Ciber, Agilysys, and Cohu. Within this segment, we believe underperformance had less to do with fundamental, company-specific disappointments than with the market’s perceptions of the companies’ futures. We believed that all three securities represent good long-term opportunities, and we maintained our position in each.

Performance summary

Optimum Fixed Income Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Fixed Income Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Fund performance

Average annual total returns
Through March 31, 2008	1 year	3 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+3.78%	+4.19%	+4.71%
Including sales charge	-0.92%	+2.60%	+3.68%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	+2.99%	+3.48%	+4.03%
Including sales charge	-0.95%	+2.77%	+3.75%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+3.11%	+3.52%	+4.05%
Including sales charge	+2.12%	+3.52%	+4.05%

Institutional Class (Est. Aug. 1, 2003)	+4.04%	+4.53%	+5.06%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 18. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Please see the prospectus for additional information on Class B purchase and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without a sales charge or asset-based distribution charges and are offered only to certain eligible investors.

Please see the fee table in the prospectus and speak with your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees from March 31, 2007, through Aug. 1, 2008, as disclosed in the most recent prospectus.

The Fund’s net expense ratios for Class A, B, C, and Institutional Class shares are 1.24%, 1.89%, 1.89%, and 0.89%, respectively, as disclosed in the most recent prospectus. Without the fee waiver, total operating expenses for Class A, B, C, and Institutional Class shares would have been 1.61%, 2.26%, 2.26%, and 1.26%, respectively.

The performance table above and the graph on page 18 do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

The Fund may be affected by prepayment risk due to holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Fund may be forced to re-deploy its assets in lower-yielding securities.

If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund may be subject to the special risks associated with those activities. The Fund may be affected by economic conditions, which may hinder a company’s ability to make interest and principal payments on its debt.

The Fund may be affected by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions, or poor performance from specific industries or bond issuers.

Derivatives risk is the possibility that the Fund may experience a significant loss if it employs a derivatives strategy related to a security or a securities index, and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives may also involve additional expenses.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors.

(continues)     17

Performance summary

Fund basics
As of March 31, 2008

Fund objective
The Fund seeks a high level of income and may also seek growth of capital.

Total Fund net assets
$927 million

Number of holdings
1,082

Fund start date
Aug. 1, 2003

	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class B	OBFIX	246118673
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2008

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2008)
Lehman Brothers U.S. Aggregate Index	$10,000	$12,629
Optimum Fixed Income Fund — Institutional Class shares	$10,000	$12,591
Optimum Fixed Income Fund — Class A shares	$9,550	$11,839

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and assumes the reinvestment of all Fund distributions for Class A and Institutional Class shares. The chart also includes the effect of a 4.50% front-end sales charge, and a distribution and service fee for an investment in Class A shares. Institutional Class shares are sold without a sales charge or asset-based distribution charge.

Please see page 16 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

The chart also assumes $10,000 invested in the Lehman Brothers U.S. Aggregate Index as of Aug. 1, 2003. The Lehman Brothers U.S. Aggregate Index, sometimes also referred to as the Lehman Brothers Aggregate Bond Index, measures the performance of approximately 6,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Optimum International Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum International Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through March 31, 2008	1 year	3 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	-3.96%	+12.89%	+16.00%
Including sales charge	-9.51%	+10.69%	+14.53%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	-4.59%	+12.17%	+15.24%
Including sales charge	-8.16%	+11.43%	+14.95%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	-4.59%	+12.16%	+15.26%
Including sales charge	-5.48%	+12.16%	+15.26%

Institutional Class (Est. Aug. 1, 2003)	-3.59%	+13.28%	+16.40%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Please see the prospectus for additional information on Class B purchase and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without a sales charge or asset-based distribution charges and are offered only to certain eligible investors.

Please see the fee table in the prospectus and speak with your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees from March 31, 2007, through Aug. 1, 2008, as disclosed in the most recent prospectus.

The Fund’s net expense ratios for Class A, B, C, and Institutional Class shares are 1.79%, 2.44%, 2.44%, and 1.44%, respectively, as described in the most recent prospectus. Without the fee waiver, total operating expenses for Class A, B, C, and Institutional Class shares would have been 1.96%, 2.61%, 2.61%, and 1.61%, respectively.

The performance table above and the graph on page 20 do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

(continues)     19

Performance summary

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

The Fund may be affected by economic conditions, which may hinder a company’s ability to make interest and principal payments on its debt.

Fund basics
As of March 31, 2008

Fund objective
The Fund seeks long-term growth of capital and may also seek income.

Total Fund net assets
$287 million

Number of holdings
168

Fund start date
Aug. 1, 2003

	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class B	OBIEX	246118723
Class C	OCIEX	246118715
Institutional Class	OIIEX	246118699

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2008

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2008)
MSCI EAFE Index (net)	$10,000	$21,586
Optimum International Fund — Institutional Class shares	$10,000	$20,317
Optimum International Fund — Class A shares	$9,425	$18,841

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and assumes the reinvestment of all Fund distributions for Class A and Institutional Class shares. The chart also includes the effect of a 5.75% front-end sales charge, and a distribution and service fee for an investment in Class A shares. Institutional Class shares are sold without a sales charge or asset-based distribution charge.

Please see page 19 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

The chart also assumes $10,000 invested in the MSCI EAFE Index as of Aug. 1, 2003. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Optimum Large Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Large Cap Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through March 31, 2008	1 year	3 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	-3.86%	+5.40%	+7.15%
Including sales charge	-9.38%	+3.34%	+5.79%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	-4.56%	+4.71%	+6.45%
Including sales charge	-8.28%	+3.87%	+6.06%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	-4.56%	+4.71%	+6.45%
Including sales charge	-5.49%	+4.71%	+6.45%

Institutional Class (Est. Aug. 1, 2003)	-3.56%	+5.76%	+7.52%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Please see the prospectus for additional information on Class B purchase and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Class C shares are sold with a contingent deferred sales charge of 1.00% redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without a sales charge or asset-based distribution charges and are offered only to certain eligible investors.

Please see the fee table in the prospectus and speak with your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees from March 31, 2007, through Aug. 1, 2008, as disclosed in the most recent prospectus.

The Fund’s net expense ratios for Class A, B, C, and Institutional Class shares are 1.64%, 2.29%, 2.29%, and 1.29%, respectively, as described in the most recent prospectus. Without the fee waiver, total operating expenses for Class A, B, C, and Institutional Class shares would have been 1.77%, 2.42%, 2.42%, and 1.42%, respectively.

The performance table above and the graph on page 22 do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

(continues)     21

Performance summary

Fund basics
As of March 31, 2008

Fund objective
The Fund seeks long-term growth of capital.

Total Fund net assets
$990 million

Number of holdings
145

Fund start date
Aug. 1, 2003

	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class B	OBLGX	246118806
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2008

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2008)
Optimum Large Cap Growth Fund — Institutional Class shares	$10,000	$14,028
Russell 1000® Growth Index	$10,000	$13,722
Optimum Large Cap Growth Fund — Class A shares	$9,425	$13,009

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and assumes the reinvestment of all Fund distributions for Class A and Institutional Class shares. The chart also includes the effect of a 5.75% front-end sales charge, and a distribution and service fee for an investment in Class A shares. Institutional Class shares are sold without a sales charge or asset-based distribution charge.

Please see page 21 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of Aug. 1, 2003. The Russell 1000 Growth Index measures the performance of the large-cap segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Optimum Large Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Large Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through March 31, 2008	1 year	3 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	-6.80%	+5.79%	+9.69%
Including sales charge	-12.18%	+3.72%	+8.31%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	-7.38%	+5.11%	+9.00%
Including sales charge	-10.89%	+4.27%	+8.64%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	-7.39%	+5.11%	+8.98%
Including sales charge	-8.27%	+5.11%	+8.98%

Institutional Class (Est. Aug. 1, 2003)	-6.46%	+6.17%	+10.08%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Please see the prospectus for additional information on Class B purchase and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without a sales charge or asset-based distribution charges and are offered only to certain eligible investors.

Please see the fee table in the prospectus and speak with your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees from March 31, 2007, through Aug. 1, 2008, as disclosed in the most recent prospectus.

The Fund’s net expense ratios for Class A, B, C, and Institutional Class shares are 1.54%, 2.19%, 2.19%, and 1.19%, respectively, as described in the most recent prospectus. Without the fee waiver, total operating expenses for Class A, B, C, and Institutional Class shares would have been 1.73%, 2.38%, 2.38%, and 1.38%, respectively.

The performance table above and the graph on page 24 do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

(continues)     23

Performance summary

Fund basics
As of March 31, 2008

Fund objective
The Fund seeks long-term growth of capital and may also seek income.

Total Fund net assets
$876 million

Number of holdings
133

Fund start date
Aug. 1, 2003

	Nasdaq symbols	CUSIPs
Class A	OALVX	246118863
Class B	OBLVX	246118855
Class C	OCLVX	246118848
Institutional Class	OILVX	246118830

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2008

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2008)
Russell 1000® Value Index	$10,000	$15,954
Optimum Large Cap Value Fund — Institutional Class shares	$10,000	$15,657
Optimum Large Cap Value Fund — Class A shares	$9,425	$14,516

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and assumes the reinvestment of all Fund distributions for Class A and Institutional Class shares. The chart also includes the effect of a 5.75% front-end sales charge, and a distribution and service fee for an investment in Class A shares. Institutional Class shares are sold without a sales charge or asset-based distribution charge.

Please see page 23 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

The chart also assumes $10,000 invested in the Russell 1000 Value Index as of Aug. 1, 2003. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Optimum Small-Mid Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Small-Mid Cap Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through March 31, 2008	1 year	3 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	-15.96%	+0.97%	+7.86%
Including sales charge	-20.80%	-1.01%	+6.49%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	-16.56%	+0.29%	+7.17%
Including sales charge	-19.74%	-0.57%	+6.79%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	-16.56%	+0.29%	+7.17%
Including sales charge	-17.36%	+0.29%	+7.17%

Institutional Class (Est. Aug. 1, 2003)	-15.68%	+1.30%	+8.22%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 27. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Please see the prospectus for additional information on Class B purchase and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without a sales charge or asset-based distribution charges and are offered only to certain eligible investors.

Please see the fee table in the prospectus and speak with your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees from March 31, 2007, through Aug. 1, 2008, as disclosed in the most recent prospectus.

The Fund’s net expense ratios for Class A, B, C, and Institutional Class shares are 1.90%, 2.55%, 2.55%, and 1.55%, respectively, as disclosed in the most recent prospectus. Without the fee waiver, total operating expenses for Class A, B, C, and Institutional Class shares would have been 2.32%, 2.97%, 2.97%, and 1.97%, respectively.

The performance table above and the graph on page 27 do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

(continues)     25

Performance summary

Funds that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies. Prices of growth company securities may be more volatile than other securities, particularly over the short term. The Fund may be affected by declines in stock prices, which could be caused by a drop in the overall equity market or poor performance from particular companies or industries.

Fund basics
As of March 31, 2008

Fund objective
The Fund seeks long-term growth of capital.

Total Fund net assets
$136 million

Number of holdings
211

Fund start date
Aug. 1, 2003

	Nasdaq symbols	CUSIPs
Class A	OASGX	246118822
Class B	OBSGX	246118814
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2008

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2008)
Russell 2500™ Growth Index	$10,000	$16,257
Russell 2000® Growth Index	$10,000	$14,572
Optimum Small-Mid Cap Growth Fund — Institutional Class shares	$10,000	$14,459
Optimum Small-Mid Cap Growth Fund — Class A shares	$9,425	$13,415

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and assumes the reinvestment of all Fund distributions for Class A and Institutional Class shares. The chart also includes the effect of a 5.75% front-end sales charge, and a distribution and service fee for an investment in Class A shares. Institutional Class shares are sold without a sales charge or asset-based distribution charge.

Please see page 25 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

The chart also assumes $10,000 invested in the Russell 2500 Growth Index and the Russell 2000 Growth Index as of Aug. 1, 2003. The Russell 2500 Growth Index has replaced the Russell 2000 Growth Index as the Fund’s benchmark. As a result of the changes in the Fund’s investment strategy, management believes that the Russell 2500 Growth Index is a more accurate benchmark for the Fund. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

(continues)     27

Performance summary

Optimum Small-Mid Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Small-Mid Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through March 31, 2008	1 year	3 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	-16.34%	+1.26%	+10.16%
Including sales charge	-21.17%	-0.72%	+8.77%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	-16.79%	+0.64%	+9.48%
Including sales charge	-19.83%	-0.11%	+9.13%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	-16.79%	+0.64%	+9.48%
Including sales charge	-17.55%	+0.64%	+9.48%

Institutional Class (Est. Aug. 1, 2003)	-15.97%	+1.66%	+10.55%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 30. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Please see the prospectus for additional information on Class B purchase and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without a sales charge or asset-based distribution charges and are offered only to certain eligible investors.

Please see the fee table in the prospectus and speak with your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees from March 31, 2007, through Aug. 1, 2008, as disclosed in the most recent prospectus.

The Fund’s net expense ratios for Class A, B, C, and Institutional Class shares are 1.75%, 2.40%, 2.40%, and 1.40%, respectively, as disclosed in the most recent prospectus. Without the fee waiver, total operating expenses for Class A, B, C, and Institutional Class shares would have been 2.32%, 2.97%, 2.97%, and 1.97%, respectively.

The performance table above and the graph on page 30 do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

Funds that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies. A value stock may not increase in price as anticipated if other investors do not share the portfolio managers’ perception of the company’s value or if the factors that would typically increase the price of the security do not occur. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in the overall equity market or poor performance in specific industries or companies.

(continues)     29

Performance summary

Fund basics
As of March 31, 2008

Fund objective
The Fund seeks long-term growth of capital.

Total Fund net assets
$110 million

Number of holdings
144

Fund start date
Aug. 1, 2003

	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class B	OBSVX	246118764
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2008

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2008)
Russell 2500™ Value Index	$10,000	$16,287
Optimum Small-Mid Cap Value Fund — Institutional Class shares	$10,000	$15,970
Russell 2000® Value Index	$10,000	$15,916
Optimum Small-Mid Cap Value Fund — Class A shares	$9,425	$14,809

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and assumes the reinvestment of all Fund distributions for Class A and Institutional Class shares. The chart also includes the effect of a 5.75% front-end sales charge, and a distribution and service fee for an investment in Class A shares. Institutional Class shares are sold without a sales charge or asset-based distribution charge.

Please see page 28 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

The chart also assumes $10,000 invested in the Russell 2500 Value Index and the Russell 2000 Value Index as of Aug. 1, 2003. The Russell 2500 Value Index has replaced the Russell 2000 Value Index as the Fund’s benchmark. As a result of the changes in the Fund’s investment strategy, management believes that the Russell 2500 Value Index is a more accurate benchmark for the Fund. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses

For the period October 1, 2007 to March 31, 2008

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007 to March 31, 2008.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

*“Expenses Paid During Period” are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by the 183/366 (to reflect the one-half year period).

Optimum Fixed Income Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/07 to
	10/1/07	3/31/08	Ratio	3/31/08
Actual Fund Return
Class A	$1,000.00	$1,018.20	1.24%	$6.26
Class B	1,000.00	1,013.80	1.89%	9.52
Class C	1,000.00	1,014.90	1.89%	9.52
Institutional Class	1,000.00	1,018.90	0.89%	4.49
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.24%	$6.26
Class B	1,000.00	1,015.55	1.89%	9.52
Class C	1,000.00	1,015.55	1.89%	9.52
Institutional Class	1,000.00	1,020.55	0.89%	4.50

Optimum International Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/07 to
	10/1/07	3/31/08	Ratio	3/31/08
Actual Fund Return
Class A	$1,000.00	$882.30	1.75%	$ 8.24
Class B	1,000.00	879.70	2.40%	11.28
Class C	1,000.00	879.80	2.40%	11.28
Institutional Class	1,000.00	883.90	1.40%	6.59
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.25	1.75%	$ 8.82
Class B	1,000.00	1,013.00	2.40%	12.08
Class C	1,000.00	1,013.00	2.40%	12.08
Institutional Class	1,000.00	1,018.00	1.40%	7.06

(continues)     31

Disclosure of Fund expenses

Optimum Large Cap Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/07 to
	10/1/07	3/31/08	Ratio	3/31/08
Actual Fund Return
Class A	$1,000.00	$859.20	1.59%	$ 7.39
Class B	1,000.00	855.30	2.24%	10.39
Class C	1,000.00	856.00	2.24%	10.39
Institutional Class	1,000.00	860.50	1.24%	5.77
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,017.05	1.59%	$ 8.02
Class B	1,000.00	1,013.80	2.24%	11.28
Class C	1,000.00	1,013.80	2.24%	11.28
Institutional Class	1,000.00	1,018.80	1.24%	6.26

Optimum Large Cap Value Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/07 to
	10/1/07	3/31/08	Ratio	3/31/08
Actual Fund Return
Class A	$1,000.00	$872.50	1.54%	$ 7.21
Class B	1,000.00	870.00	2.19%	10.24
Class C	1,000.00	869.90	2.19%	10.24
Institutional Class	1,000.00	874.50	1.19%	5.58
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,017.30	1.54%	$ 7.77
Class B	1,000.00	1,014.05	2.19%	11.03
Class C	1,000.00	1,014.05	2.19%	11.03
Institutional Class	1,000.00	1,019.05	1.19%	6.01

Optimum Small-Mid Cap Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/07 to
	10/1/07	3/31/08	Ratio	3/31/08
Actual Fund Return
Class A	$1,000.00	$780.90	1.90%	$ 8.46
Class B	1,000.00	778.30	2.55%	11.34
Class C	1,000.00	778.30	2.55%	11.34
Institutional Class	1,000.00	782.20	1.55%	6.91
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,015.50	1.90%	$ 9.57
Class B	1,000.00	1,012.25	2.55%	12.83
Class C	1,000.00	1,012.25	2.55%	12.83
Institutional Class	1,000.00	1,017.25	1.55%	7.82

Optimum Small-Mid Cap Value Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/07 to
	10/1/07	3/31/08	Ratio	3/31/08
Actual Fund Return
Class A	$1,000.00	$875.80	1.75%	$ 8.21
Class B	1,000.00	873.60	2.40%	11.24
Class C	1,000.00	873.60	2.40%	11.24
Institutional Class	1,000.00	877.80	1.40%	6.57
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.25	1.75%	$ 8.82
Class B	1,000.00	1,013.00	2.40%	12.08
Class C	1,000.00	1,013.00	2.40%	12.08
Institutional Class	1,000.00	1,018.00	1.40%	7.06

Sector allocations and credit quality breakdown

Optimum Fixed Income Fund
As of March 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager or sub-adviser’s internal sector classifications which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Percentage
Sector	of Net Assets
Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	5.15%
Agency Mortgage-Backed Securities	15.27%
Agency Obligations	6.93%
Commercial Mortgage-Backed Securities	8.41%
Convertible Bonds	0.28%
Corporate Bonds	21.97%
Banking	2.81%
Basic Industry	0.85%
Brokerage	0.45%
Capital Goods	0.83%
Communications	2.70%
Consumer Cyclical	1.47%
Consumer Non-Cyclical	2.73%
Electric	3.41%
Energy	1.25%
Finance Companies	1.90%
Insurance	1.44%
Natural Gas	0.78%
Real Estate	0.22%
Technology	0.52%
Transportation	0.61%
Foreign Agencies	1.12%
Municipal Bonds	2.12%
Non-Agency Asset-Backed Securities	3.26%
Non-Agency Collateralized Mortgage Obligations	15.57%
Regional Agencies	0.28%
Regional Authorities	0.26%
Senior Secured Loans	0.61%
Sovereign Agencies	0.10%

Percentage
Sector	of Net Assets
Sovereign Debt	7.09%
Supranational Banks	1.56%
U.S. Treasury Obligations	4.43%
Common Stock	0.02%
Convertible Preferred Stock	0.13%
Preferred Stock	0.02%
Warrant	0.00%
Repurchase Agreement	7.05%
Securities Lending Collateral	11.32%
Total Value of Securities	112.97%
Obligation to Return Securities Lending Collateral	(11.32% )
Liabilities Net of Receivables and Other Assets	(1.65% )
Total Net Assets	100.00%

Credit Quality Breakdown	Percentage
(as a % of fixed income investments)	of Net Assets
AAA	62.75%
AA	6.60%
A	7.59%
BBB	8.75%
BB	8.03%
B	5.77%
CCC	0.44%
Non Rated	0.07%
Total	100.00%

Country/Sector allocations

Optimum International Fund
As of March 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager or sub-adviser’s internal sector classifications which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Percentage
Country	of Net Assets
Common Stock	97.84%
Australia	6.28%
Austria	0.41%
Belgium	1.81%
Brazil	0.33%
Canada	1.98%
China	0.08%
Finland	1.38%
France	12.40%
Germany	9.26%
Hong Kong	1.76%
India	0.21%
Italy	4.01%
Japan	19.34%
Netherlands	5.31%
New Zealand	0.44%
Norway	0.57%
Philippines	0.10%
Republic of Korea	0.70%
Russia	0.16%
Singapore	0.94%
South Africa	0.67%
Spain	4.81%
Sweden	1.08%
Switzerland	2.81%
Taiwan	1.45%
Thailand	0.10%
United Kingdom	19.45%
Preferred Stock	0.54%
Brazil	0.39%
Republic of Korea	0.15%
Repurchase Agreement	0.55%
Securities Lending Collateral	20.42%
Total Value of Securities	119.35%
Obligation to Return Securities Lending Collateral	(20.42% )
Receivables and Other Assets Net of Liabilities	1.07%
Total Net Assets	100.00%

Percentage
Sector	of Net Assets
Automobiles & Components	6.77%
Banking & Finance	19.28%
Capital Goods	1.63%
Commercial Services	0.99%
Consumer Durables & Apparel	3.62%
Energy	11.28%
Food & Staples Retailing	1.29%
Food, Beverage & Tobacco	5.62%
Insurance	7.21%
Materials	9.37%
Media	1.69%
Pharmaceuticals & Biotechnology	6.99%
Real Estate	0.68%
Semiconductors	1.44%
Technology Hardware & Equipment	1.65%
Telecommunication Services	10.53%
Transportation & Shipping	2.01%
Utilities	6.33%
Total	98.38%

Sector allocations and top 10 holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager or sub-adviser’s internal sector classifications which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Optimum Large Cap Growth Fund
As of March 31, 2008

	Percentage
Sector	of Net Assets
Common Stock	94.66%
Basic Industry/Capital Goods	10.43%
Business Services	5.66%
Consumer Durables	1.98%
Consumer Non-Durables	9.57%
Consumer Services	7.70%
Energy	12.19%
Financials	10.13%
Health Care	12.61%
Technology	21.87%
Transportation	2.18%
Utilities	0.34%
Repurchase Agreement	5.42%
Securities Lending Collateral	15.51%
Total Value of Securities	115.59%
Obligation to Return Securities Lending Collateral	(15.51%	)
Liabilities Net of Receivables and Other Assets	(0.08%	)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Google Class A	3.05%
Schlumberger	3.02%
CVS Caremark	2.53%
America Movil Series L ADR	2.35%
Monsanto	2.20%
McDonald’s	2.19%
General Electric	1.96%
Genentech	1.94%
General Dynamics	1.78%
MasterCard Class A	1.75%

Optimum Large Cap Value Fund
As of March 31, 2008

Percentage
Sector	of Net Assets
Common Stock	95.70%
Consumer Discretionary	9.30%
Consumer Staples	10.15%
Energy	10.89%
Financials	19.89%
Health Care	8.62%
Industrials	13.50%
Information Technology	7.32%
Materials	6.02%
Telecommunications	6.27%
Utilities	3.74%
Repurchase Agreement	3.98%
Securities Lending Collateral	16.97%
Total Value of Securities	116.65%
Obligation to Return Securities Lending Collateral	(16.97% )
Receivables and Other Assets Net of Liabilities	0.32%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
AT&T	2.50%
International Business Machines	2.35%
ConocoPhillips	2.29%
Lockheed Martin	2.13%
Chevron	2.01%
DuPont (E.I.) deNemours	1.80%
Pfizer	1.66%
Allstate	1.63%
General Electric	1.59%
Exxon Mobil	1.54%

(continues)     35

Sector allocations and top 10 holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager or sub-adviser’s internal sector classifications which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Optimum Small-Mid Cap Growth Fund
As of March 31, 2008

Percentage
Sector	of Net Assets
Common Stock²	97.81%
Basic Industry/Capital Goods	16.20%
Business Services	7.20%
Consumer Durables	3.79%
Consumer Non-Durables	8.17%
Consumer Services	4.61%
Energy	8.50%
Financials	7.50%
Health Care	9.02%
Real Estate	0.44%
Technology	31.47%
Transportation	0.91%
Warrant	0.00%
Repurchase Agreement	1.97%
Securities Lending Collateral	23.41%
Total Value of Securities	123.19%
Obligation to Return Securities Lending Collateral	(23.41%)
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
FLIR Systems	2.44%
Carrizo Oil & Gas	2.41%
FMC Technologies	1.76%
Concur Technologies	1.69%
AMETEK	1.54%
Mettler-Toledo International	1.43%
Champion Enterprises	1.25%
Nordson	1.23%
Abercrombie & Fitch Class A	1.20%
ESCO Technologies	1.18%

Optimum Small-Mid Cap Value Fund
As of March 31, 2008

Percentage
Sector	of Net Assets
Common Stock	91.14%
Basic Industry	14.84%
Business Services	9.02%
Capital Spending	5.14%
Consumer Cyclical	7.33%
Consumer Services	14.15%
Consumer Staples	0.65%
Energy	5.45%
Financial Services	8.68%
Health Care	1.18%
REITs	6.07%
Technology	14.54%
Transportation	2.19%
Utilities	1.90%
Exchange Traded Fund	0.47%
Repurchase Agreement	7.49%
Securities Lending Collateral	18.64%
Total Value of Securities	117.74%
Obligation to Return Securities Lending Collateral	(18.64%)
Receivables and Other Assets Net of Liabilities	0.90%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
MI Developments Class A	1.85%
Flextronics International	1.61%
Kennametal	1.55%
Thermo Fisher Scientific	1.55%
Albany International	1.52%
Great Plains Energy	1.48%
Hercules	1.48%
Cytec Industries	1.46%
Ethan Allen Interiors	1.45%
Kelly Services	1.43%

Statements of net assets

Optimum Fixed Income Fund

March 31, 2008

		Principal	Value
		Amount°	(U.S. $)
Agency Asset-Backed Securities – 0.02%
fFannie Mae Grantor Trust
Series 2003-T4 2A5
5.407% 9/26/33	USD	206,656	$187,202
Total Agency Asset-Backed Securities
(cost $205,752)			187,202

Agency Collateralized Mortgage Obligations – 5.15%
Fannie Mae
Series 1996-46 ZA
7.50% 11/25/26		35,795	37,993
Series 1999-19 PH
6.00% 5/25/29		1,146,651	1,187,740
Series 2001-14 Z
6.00% 5/25/31		77,924	80,659
Series 2002-90 A1
6.50% 6/25/42		22,875	24,440
Series 2002-90 A2
6.50% 11/25/42		98,568	104,662
Series 2003-106 WE
4.50% 11/25/22		1,735,000	1,722,397
Series 2003-122 AJ
4.50% 2/25/28		136,181	136,410
Series 2005-22 HE
5.00% 10/25/33		740,000	720,475
Series 2005-29 QD
5.00% 8/25/33		816,000	793,931
Series 2005-54 AK
4.50% 9/25/32		921,845	914,943
Series 2005-67 EY
5.50% 8/25/25		960,000	976,716
Series 2005-94 YD
4.50% 8/25/33		1,480,000	1,415,961
Series 2005-110 MB
5.50% 9/25/35		839,447	871,190
Fannie Mae Grantor Trust
Series 1999-T2 A1
7.50% 1/19/39		34,204	36,067
Series 2001-T8 A2
9.50% 7/25/41		18,005	20,091
Series 2002-T4 A3
7.50% 12/25/41		120,648	131,418
Series 2004-T1 1A2
6.50% 1/25/44		50,174	53,778
Fannie Mae Whole Loan
Series 2004-W9 2A1
6.50% 2/25/44		63,422	68,197
Series 2004-W11 1A2
6.50% 5/25/44		180,270	195,777
Series 2004-W15 1A1
6.00% 8/25/44		312,678	326,045
Freddie Mac
Series 1730 Z
7.00% 5/15/24		229,693	247,020
Series 2113 QE
6.00% 11/15/27		7,281	7,321
Series 2141 N
5.55% 11/15/27		36,021	36,072
Series 2165 PE
6.00% 6/15/29		1,160,289	1,209,338
Series 2326 ZQ
6.50% 6/15/31		416,323	443,008
Series 2497 BM
5.00% 2/15/22		325,254	332,920
Series 2504 J
5.50% 5/15/16		2,187,941	2,230,487
Series 2552 KB
4.25% 6/15/27		83,338	83,427
Series 2557 WE
5.00% 1/15/18		732,415	750,232
Series 2612 LJ
4.00% 7/15/22		8,743	8,732
Series 2622 PE
4.50% 5/15/18		2,780,000	2,782,094
Series 2662 MA
4.50% 10/15/31		260,766	261,639
Series 2755 LE
4.00% 9/15/30		557,000	533,505
Series 2762 LG
5.00% 9/15/32		2,000,000	1,980,112
Series 2802 NE
5.00% 2/15/33		700,000	691,272
Series 2809 DC
4.50% 6/15/19		1,000,000	995,983
Series 2827 TE
5.00% 4/15/33		1,335,000	1,315,453
Series 2840 OE
5.00% 2/15/33		1,800,000	1,770,630
Series 2864 PE
5.00% 6/15/33		1,095,000	1,095,146
Series 2869 BG
5.00% 7/15/33		224,000	221,482
Series 2881 TE
5.00% 7/15/33		1,080,000	1,062,707
Series 2889 OG
5.00% 5/15/33		117,000	114,627
Series 2890 PC
5.00% 7/15/30		265,000	267,809
Series 2890 PD
5.00% 3/15/33		1,265,000	1,240,064
Series 2893 PD
5.00% 2/15/33		65,000	63,885
Series 2915 KD
5.00% 9/15/33		447,000	438,596
Series 2915 KP
5.00% 11/15/29		490,000	495,600
Series 2938 ND
5.00% 10/15/33		1,050,000	1,028,971
Series 2939 PD
5.00% 7/15/33		665,000	649,165
Series 2941 XD
5.00% 5/15/33		2,690,000	2,622,627

(continues)     37

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac
Series 2987 KG
5.00% 12/15/34	USD	1,430,000	$1,387,657
Series 3022 MB
5.00% 12/15/28		260,000	266,657
Series 3063 PC
5.00% 2/15/29		490,000	503,647
Series 3113 QA
5.00% 11/15/25		728,528	741,411
*Series 3128 BC
5.00% 10/15/27		2,250,000	2,296,092
Series 3131 MC
5.50% 4/15/33		445,000	456,145
Series 3145 LN
4.50% 10/15/34		1,493,828	1,496,764
Series 3154 PJ
5.50% 3/15/27		979,667	1,006,041
Series 3173 PE
6.00% 4/15/35		3,074,000	3,171,323
Series 3337 PB
5.50% 7/15/30		505,000	518,852
Series 3344 ME
5.50% 7/15/37		1,000,000	986,931
wFreddie Mac Structured
Pass Through Securities
Series T-54 2A
6.50% 2/25/43		40,031	41,332
Series T-58 2A
6.50% 9/25/43		22,517	24,214
Total Agency Collateralized
Mortgage Obligations
(cost $46,980,885)			47,695,880

Agency Mortgage-Backed Securities – 15.27%
Fannie Mae
5.50% 1/1/13		268,777	271,372
5.50% 3/1/37		749,982	748,434
5.50% 7/1/37		2,032,148	2,027,953
6.50% 8/1/17		127,190	132,432
•Fannie Mae ARM
5.052% 8/1/35		364,737	362,845
5.124% 11/1/35		522,840	532,035
5.967% 8/1/37		1,055,682	1,069,735
6.057% 7/1/37		2,204,483	2,263,331
6.969% 10/1/33		167,717	171,240
Fannie Mae Relocation 30 yr
5.00% 11/1/33		41,555	41,449
5.00% 1/1/34		123,790	123,458
5.00% 2/1/34		69,369	69,192
5.00% 8/1/34		109,952	109,606
5.00% 11/1/34		224,884	224,177
5.00% 4/1/35		292,140	291,007
5.00% 10/1/35		245,101	244,150
5.00% 1/1/36		648,542	646,026
Fannie Mae S.F. 15 yr
4.50% 8/1/18		1,011,355	1,010,817
4.50% 6/1/19		1,985,280	1,984,224
4.50% 11/1/19		2,889,891	2,884,979
4.50% 6/1/20		2,735,791	2,731,141
4.50% 7/1/20		2,174,759	2,171,063
4.50% 8/1/20		2,720,498	2,719,051
5.00% 2/1/21		2,209,526	2,235,283
5.00% 5/1/21		266,580	270,037
Fannie Mae S.F. 15 yr TBA
4.50% 4/1/23		2,550,000	2,536,454
5.00% 4/1/23		3,270,000	3,301,166
5.50% 4/1/23		2,855,000	2,914,330
6.00% 4/1/23		2,690,000	2,768,599
Fannie Mae S.F. 20 yr
5.50% 7/1/24		921,197	937,550
5.50% 10/1/24		298,333	303,629
5.50% 12/1/24		930,162	946,674
Fannie Mae S.F. 30 yr
4.50% 8/1/33		511,921	494,796
*4.50% 10/1/33		2,146,660	2,074,846
5.00% 10/1/33		338,018	335,492
5.00% 2/1/34		297,699	295,473
5.00% 5/1/34		252,847	250,810
5.00% 8/1/34		3,382,064	3,356,784
5.50% 3/1/29		195,604	198,390
5.50% 4/1/29		98,052	99,449
5.50% 12/1/32		623,638	631,965
5.50% 7/1/33		1,496,835	1,515,923
5.50% 12/1/33		215,845	218,597
*5.50% 4/1/34		3,538,500	3,584,058
5.50% 5/1/34		1,013,670	1,026,596
5.50% 6/1/34		1,159,066	1,172,996
5.50% 7/1/34		1,945,679	1,969,063
*5.50% 12/1/34		1,709,902	1,730,453
*5.50% 2/1/35		5,704,260	5,775,835
5.50% 9/1/36		3,681,130	3,725,371
*5.50% 7/1/37		8,049,561	8,133,343
5.50% 12/1/37		1,375,053	1,389,365
6.00% 9/1/36		950,225	974,512
6.00% 12/1/36		4,247,771	4,356,339
*6.00% 7/1/37		1,957,366	2,006,907
6.50% 11/1/33		40,212	41,860
6.50% 2/1/36		923,698	961,336
6.50% 3/1/36		1,550,434	1,607,201
6.50% 6/1/36		2,165,722	2,245,017
6.50% 8/1/36		1,281,605	1,328,529
*6.50% 11/1/36		1,229,977	1,275,010
6.50% 4/1/37		1,465,332	1,518,880
6.50% 8/1/37		2,086,546	2,162,797
6.50% 10/1/37		1,595,843	1,654,161
6.50% 11/1/37		1,600,240	1,658,719
6.50% 2/1/38		2,297,857	2,381,850

		Principal	Value
		Amount°	(U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
7.00% 2/1/38	USD	2,250,362	$2,363,860
7.00% 3/1/38		2,093,207	2,198,779
7.50% 3/1/32		2,079	2,237
7.50% 4/1/32		8,566	9,220
7.50% 6/1/32		7,274	7,830
Fannie Mae S.F. 30 yr TBA
5.50% 4/1/38		1,585,000	1,600,107
•Freddie Mac ARM
5.524% 2/1/38		2,199,893	2,209,956
5.68% 7/1/36		401,663	410,285
5.868% 5/1/37		2,367,703	2,400,275
6.336% 2/1/37		1,329,756	1,360,741
6.397% 12/1/33		245,251	250,300
7.021% 4/1/34		18,366	18,412
Freddie Mac Relocation 30 yr
5.00% 9/1/33		5,476	5,465
Freddie Mac S.F. 15 yr
4.50% 5/1/20		1,307,361	1,303,991
5.00% 6/1/18		434,659	441,326
Freddie Mac S.F. 20 yr
5.50% 10/1/23		795,337	810,358
5.50% 8/1/24		198,701	202,287
Freddie Mac S.F. 30 yr
4.50% 10/1/35		864,516	833,744
5.00% 4/1/35		736,847	731,734
6.00% 6/1/37		775,661	796,350
6.50% 11/1/33		92,650	96,615
6.50% 1/1/35		520,627	543,509
6.50% 5/1/37		74,490	77,339
6.50% 1/1/38		2,321,137	2,409,905
6.50% 2/1/38		3,387,135	3,516,671
7.00% 1/1/38		1,032,156	1,084,515
Freddie Mac S.F. 30 yr TBA
5.00% 4/1/38		11,830,000	11,713,545
GNMA I S.F. 30 yr
7.00% 12/15/34		836,852	895,912
GNMA II 6.00% 4/20/34		69,557	71,794
GNMA S.F. 30 yr TBA
5.50% 4/1/38		965,000	983,847
6.00% 4/1/38		965,000	995,910
Total Agency Mortgage-Backed Securities
(cost $138,934,702)			141,542,981

Agency Obligations – 6.93%
*Fannie Mae
3.25% 4/9/13		3,320,000	3,319,748
3.625% 2/12/13		1,130,000	1,150,794
4.375% 3/15/13		1,300,000	1,366,190
4.625% 10/15/13		2,350,000	2,494,607
4.75% 11/19/12		1,740,000	1,858,741
4.875% 5/18/12		2,400,000	2,570,830
5.00% 9/15/08		900,000	912,074
5.00% 2/16/12		1,590,000	1,709,105
6.25% 2/1/11		1,700,000	1,829,948
*Federal Farm Credit Bank
5.125% 8/25/16		485,000	524,334
Federal Home Loan Bank System
3.75% 1/8/10		3,900,000	4,002,426
*4.25% 11/20/09		1,255,000	1,295,662
*4.375% 9/17/10		2,380,000	2,491,003
*4.50% 10/9/09		1,690,000	1,747,453
4.875% 11/27/13		2,775,000	2,976,984
*5.375% 8/19/11		1,990,000	2,156,907
^Financing Corporation
Interest Strip
CPN 4.782% 4/6/12		465,000	420,593
CPN 4.797% 5/2/12		85,000	76,860
CPN 4.901% 10/6/12		385,000	340,542
CPN 4.948% 10/6/14		465,000	375,633
CPN 5.101% 10/6/11		113,000	103,849
CPN 5.175% 3/26/12		120,000	108,548
CPN 5.213% 10/6/15		160,000	122,146
CPN 1 5.162% 5/11/12		270,000	244,123
CPN 1 5.283% 5/11/15		330,000	257,525
CPN 1 5.407% 11/11/17		560,000	375,234
CPN 4 5.213% 10/6/15		160,000	122,146
CPN 5 5.065% 8/8/11		39,000	36,082
CPN 12 5.10% 12/6/11		500,000	456,350
CPN 13 5.161% 12/27/12		135,000	118,307
CPN 13 5.208% 6/27/13		320,000	274,711
CPN 13 5.366% 12/27/16		287,000	202,400
CPN 15 4.903% 9/7/13		610,000	520,025
CPN 15 5.304% 3/7/16		565,000	420,910
CPN A 5.098% 8/8/15		122,000	94,015
CPN A 5.099% 2/8/15		122,000	96,455
CPN D 5.109% 9/26/11		492,000	452,662
CPN D 5.119% 9/26/10		500,000	476,002
Freddie Mac
4.125% 10/18/10		1,935,000	2,013,309
*4.125% 12/21/12		3,000,000	3,118,908
*4.50% 7/15/13		1,500,000	1,582,044
*4.625% 10/25/12		4,500,000	4,778,972
*4.75% 1/18/11		2,035,000	2,150,454
*4.75% 1/19/16		100,000	105,707
5.00% 12/14/18		525,000	514,629
*5.25% 7/18/11		1,640,000	1,764,737
*5.40% 2/2/12		1,480,000	1,518,262
5.45% 9/2/11		1,480,000	1,499,887
*5.50% 7/18/16		2,285,000	2,524,527
*5.50% 8/23/17		150,000	165,755
*5.75% 1/15/12		1,360,000	1,497,886
^Residual Funding Principal
Strip 5.175% 10/15/19		3,300,000	2,006,215

(continues)     39

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Agency Obligations (continued)
*Tennessee Valley Authority
4.875% 1/15/48	USD	850,000	$836,284
Total Agency Obligations
(cost $61,222,425)			64,179,500

Commercial Mortgage-Backed Securities – 8.41%
Bank of America Commercial
Mortgage Securities
•Series 2004-3 A5
5.316% 6/10/39		655,000	659,335
•Series 2005-6 AM
5.181% 9/10/47		255,000	243,372
•Series 2006-2 AAB
5.722% 5/10/45		540,000	545,229
•Series 2006-3 A4
5.889% 7/10/44		850,000	861,799
Series 2006-4 A4
5.634% 7/10/46		995,000	991,483
Series 2007-1 A2
5.381% 1/15/49		1,150,000	1,124,772
•Series 2007-2 A2
5.634% 4/10/49		3,710,000	3,648,759
•Series 2007-2 AM
5.699% 4/10/49		2,340,000	2,136,088
•Series 2007-3 A2
5.659% 6/10/49		2,150,000	2,126,359
•Series 2007-3 A4
5.659% 6/10/49		2,525,000	2,497,366
•#Series 2007-3 H 144A
5.659% 6/10/49		625,000	311,284
•Series 2007-4 AM
5.812% 2/10/51		435,000	399,426
•Series 2007-4 ASB
5.706% 2/10/51		1,575,000	1,571,627
Bear Stearns Commercial
Mortgage Securities
#Series 2004-ESA E 144A
5.064% 5/14/16		420,000	432,503
•Series 2005-T20 A4A
5.155% 10/12/42		1,000,000	993,977
•Series 2006-PW12 A4
5.711% 9/11/38		750,000	756,658
Series 2007-PW15 AAB
5.315% 2/11/44		1,775,000	1,738,571
•Series 2007-PW16 A2
5.661% 6/11/40		3,525,000	3,483,818
•Series 2007-PW16 A4
5.713% 6/11/40		1,195,000	1,186,996
•Series 2007-PW16 AAB
5.713% 6/11/40		2,075,000	2,079,805
•Series 2007-T28 A4
5.742% 9/11/42		710,000	700,790
Citigroup/Deutsche Bank
Commercial Mortgage
Trust Series 2007-CD4
A2B 5.205% 12/11/49		1,860,000	1,810,183
wCommercial Mortgage Pass
Through Certificates
•#Series 2001-J1A A2
144A 6.457% 2/14/34		262,568	268,437
Series 2006-C7 A2
5.69% 6/10/46		260,000	258,852
Credit Suisse Mortgage
Capital Certificates
•Series 2006-C1 AAB
5.555% 2/15/39		140,000	135,713
Series 2006-C5 AAB
5.308% 12/15/39		1,610,000	1,586,723
#Crown Castle Towers 144A
Series 2005-1A C
5.074% 6/15/35		175,000	168,501
Series 2006-1A B
5.362% 11/15/36		375,000	362,835
CW Capital Cobalt
Series 2006-C1 AAB
5.223% 8/15/48		925,000	908,296
Series 2007-C2 AAB
5.416% 4/15/47		1,850,000	1,818,958
Deutsche Mortgage
& Asset Receiving
Series 1998-C1 D
7.231% 6/15/31		789,937	788,200
First Union-Lehman
Brothers-Bank of
America Series 1998-C2
A2 6.56% 11/18/35		12,786	12,752
General Electric Capital
Commercial Mortgage
Series 2002-1A A3
6.269% 12/10/35		325,000	331,977
Series 2007-C1 A2
5.417% 12/10/49		2,830,000	2,768,471
•Series 2007-C1 AJ
5.677% 12/10/49		1,690,000	1,300,961
Goldman Sachs Mortgage
Securities II
Series 2006-GG8 A2
5.479% 11/10/39		1,930,000	1,907,071
•#Series 2006-RR2 A1
144A 5.68% 6/23/46		350,000	256,718
•#Series 2006-RR3 A1S
144A 5.659% 7/18/56		1,015,000	665,505
•Series 2007-GG10 A4
5.993% 8/10/45		4,125,000	4,118,432
•Series 2007-GG10 AM
5.993% 8/10/45		2,475,000	2,277,361
•#Series 2007-GG10 J
144A 5.993% 8/10/45		1,956,000	918,930

		Principal	Value
		Amount°	(U.S. $)
Commercial Mortgage-Backed Securities (continued)
Greenwich Capital
Commercial Funding
•Series 2006-GG7 AAB
5.913% 7/10/38	USD	1,675,000	$1,707,810
Series 2007-GG9 A4
5.444% 3/10/39		1,995,000	1,941,030
Series 2007-GG11 A4
5.736% 12/10/49		1,350,000	1,332,667
JPMorgan Chase Commercial
Mortgage Securities
Series 2002-C1 A3
5.376% 7/12/37		720,000	724,759
Series 2002-C2 A2
5.05% 12/12/34		665,000	659,713
Series 2003-C1 A2
4.985% 1/12/37		130,000	125,676
•Series 2005-LDP5 A4
5.179% 12/15/44		1,005,000	1,001,942
Series 2006-LDP9 A2
5.134% 5/15/47		960,000	903,287
•#Series 2006-RR1A A1
144A 5.458% 10/18/52		870,000	633,473
•Series 2007-LD11 A2
5.804% 6/15/49		2,560,000	2,542,705
•Series 2007-LD11 ASB
6.007% 6/15/49		2,960,000	2,983,858
•Series 2007-LD12 A4
5.882% 2/15/51		1,125,000	1,121,808
Lehman Brothers-UBS Commercial
Mortgage Trust
Series 2002-C1 A4
6.462% 3/15/31		245,000	252,057
Series 2006-C6 A2
5.262% 9/15/39		1,780,000	1,750,301
•Merrill Lynch/Countrywide
Commercial Mortgage
Trust Series 2007-7 ASB
5.745% 6/12/50		975,000	973,867
•Morgan Stanley Capital I
#Series 1999-FNV1 G 144A
6.12% 3/15/31		140,000	135,578
Series 2007-IQ14 A4
5.692% 4/15/49		325,000	320,012
Series 2007-T27 A4
5.65% 6/13/42		620,000	613,705
•#Morgan Stanley Dean Witter Capital I
Series 2001-TOP1 E 144A
7.343% 2/15/33		100,000	91,917
#NYC Mortgage Loan Trust
Series 1996 A3 144A
6.75% 9/25/19		72,050	74,031
•#STRIPs III Series 2003-1A AFIX
144A 3.308% 3/24/18		22,951	22,606
#Tower 144A
Series 2004-2A A
4.232% 12/15/14		195,000	193,586
Series 2006-1 B
5.588% 2/15/36		160,000	157,349
Series 2006-1 C
5.707% 2/15/36		250,000	238,003
Wachovia Bank Commercial
Mortgage Trust
Series 2006-C28 A2
5.50% 10/15/48		555,000	547,338
Series 2007-C30 A3
5.413% 12/15/43		595,000	578,244
•Series 2007-C30 AJ
5.413% 12/15/43		1,850,000	1,399,867
Series 2007-C31A A2
5.421% 4/15/47		1,880,000	1,834,485
•Series 2007-C32 A2
5.736% 6/15/49		1,960,000	1,936,706
Total Commercial Mortgage-Backed
Securities (cost $81,067,205)			77,953,273

Convertible Bonds – 0.28%
*Advanced Micro Devices
6.00% 5/1/15 exercise
price $28.08, expiration
date 5/1/15		1,040,000	659,100
Electronic Data Systems
3.875% 7/15/23 exercise
price $34.14, expiration
date 7/15/23		775,000	758,531
•*U.S. Bancorp 0.792% 9/20/36
exercise price $38.28,
expiration date 9/20/36		580,000	581,566
•Wyeth 3.581% 1/15/24
exercise price $60.09,
expiration date 1/15/24		631,000	636,029
Total Convertible Bonds
(cost $2,873,838)			2,635,226

Corporate Bonds – 21.97%
Banking – 2.81%
American Express Centurion
Bank 5.55% 10/17/12		2,516,000	2,541,307
•BAC Capital Trust XV
3.876% 6/1/56		820,000	611,735
•#Banco Mercantil 144A
6.862% 10/13/21		1,300,000	1,200,480
•Bank of America
8.00% 12/29/49		570,000	571,647
Bank of New York Mellon
*4.50% 4/1/13		1,360,000	1,371,164
4.95% 11/1/12		1,532,000	1,571,251

(continues)     41

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Banking (continued)
*#Bank of Scotland 144A
5.25% 2/21/17	USD	930,000	$988,871
•Capital One FSB
2.968% 3/13/09		555,000	547,691
Deutsche Bank
5.00% 10/12/10		2,125,000	2,228,903
#Dresdner Funding Trust I
144A 8.151% 6/30/31		660,000	584,880
HSBC Holdings
7.35% 11/27/32		900,000	930,700
JPMorgan Chase
5.75% 1/2/13		719,000	751,894
JPMorgan Chase Capital XXV
6.80% 10/1/37		1,254,000	1,149,189
•MUFG Capital Finance 1
6.346% 7/29/49		1,405,000	1,146,674
#Northern Rock 144A
5.625% 6/22/17		507,000	515,878
PNC Bank 6.875% 4/1/18		500,000	509,395
•#PNC Preferred Funding Trust I
144A 6.113% 3/29/49		500,000	325,544
Popular North America
4.25% 4/1/08		298,000	298,000
•5.046% 4/6/09		300,000	292,521
•Royal Bank of Scotland Group
7.64% 3/31/49		700,000	603,792
#144A 6.99% 10/31/49		730,000	620,712
Silicon Valley Bank
5.70% 6/1/12		474,000	489,433
U.S. Bank North America
4.80% 4/15/15		328,000	332,072
4.95% 10/30/14		250,000	255,188
•USB Capital IX
6.189% 4/15/49		475,000	352,913
Wachovia Bank
6.60% 1/15/38		1,171,000	1,088,326
•Wachovia Capital Trust III
5.80% 3/15/42		895,000	638,083
Wells Fargo
4.375% 1/31/13		754,000	750,946
5.25% 10/23/12		770,000	799,352
5.625% 12/11/17		375,000	384,286
WM Covered Bond Program
3.875% 9/27/11	EUR	685,000	1,038,480
•#Woori Bank 144A
6.208% 5/2/37	USD	700,000	557,976
			26,049,283
Basic Industry – 0.85%
AK Steel 7.75% 6/15/12		136,000	137,870
#Alto Parana 144A
6.375% 6/9/17		485,000	493,535
Celulosa Arauco
5.125% 7/9/13		585,000	585,540
5.625% 4/20/15		510,000	509,396
CPG International I
10.50% 7/1/13		109,000	92,105
Domtar 7.125% 8/15/15		101,000	95,698
duPont (E.I.) deNemours
5.00% 1/15/13		182,000	189,709
Freeport McMoRan
Copper & Gold
8.25% 4/1/15		215,000	227,363
8.375% 4/1/17		265,000	281,894
Georgia-Pacific
7.70% 6/15/15		240,000	226,800
8.875% 5/15/31		22,000	19,690
9.50% 12/1/11		295,000	301,638
#GTL Trade Finance 144A
7.25% 10/20/17		516,000	544,875
#Ineos Group Holdings 144A
8.50% 2/15/16		115,000	89,988
Innophos 8.875% 8/15/14		118,000	115,050
Lubrizol 4.625% 10/1/09		461,000	462,843
#MacDermid 144A
9.50% 4/15/17		109,000	98,100
Momentive Performance
Materials
9.75% 12/1/14		215,000	194,038
#NewPage 144A
10.00% 5/1/12		199,000	202,980
#Norske Skogindustrier 144A
7.125% 10/15/33		370,000	262,765
Nucor 6.40% 12/1/37		755,000	764,491
Õ=@Port Townsend
12.431% 8/27/12		82,600	81,774
Potlatch 13.00% 12/1/09		315,000	356,010
#Rock-Tenn 144A
9.25% 3/15/16		67,000	69,680
Rockwood Specialties
Group 7.50% 11/15/14		190,000	185,250
Rohm & Haas
5.60% 3/15/13		407,000	420,007
•#Ryerson 144A
10.614% 11/1/14		100,000	90,500
#Sappi Papier Holding 144A
6.75% 6/15/12		149,000	135,321
Southern Copper
7.50% 7/27/35		265,000	273,061
Steel Dynamics
6.75% 4/1/15		23,000	22,655
#Steel Dynamics144A
7.375% 11/1/12		50,000	50,750
7.75% 4/15/16		160,000	161,000
Verso Paper Holdings
9.125% 8/1/14		94,000	91,180
Witco 6.875% 2/1/26		100,000	67,500
			7,901,056

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Brokerage – 0.45%
AMVESCAP
4.50% 12/15/09	USD	323,000	$323,915
Goldman Sachs Group
6.15% 4/1/18		885,000	885,319
6.75% 10/1/37		720,000	671,885
Jefferies Group
6.45% 6/8/27		511,000	411,622
LaBranche
9.50% 5/15/09		181,000	184,620
11.00% 5/15/12		154,000	157,080
Lazard Group
6.85% 6/15/17		150,000	140,697
Lehman Brothers Holdings
5.625% 1/24/13		503,000	489,607
#LVB Acquisition Merger Sub
144A 10.00% 10/15/17		280,000	294,700
Merrill Lynch 5.45% 2/5/13		433,000	426,458
#Nuveen Investments 144A
10.50% 11/15/15		225,000	194,063
			4,179,966
Capital Goods – 0.83%
Allied Waste North America
*7.375% 4/15/14		127,000	125,571
7.875% 4/15/13		420,000	434,175
Associated Materials
9.75% 4/15/12		90,000	87,750
BWAY 10.00% 10/15/10		50,000	48,375
Casella Waste Systems
9.75% 2/1/13		246,000	241,695
Crown Americas Capital
7.75% 11/15/15		60,000	61,950
DRS Technologies
7.625% 2/1/18		149,000	149,745
General Electric
5.25% 12/6/17		1,467,000	1,467,728
Graham Packaging
8.50% 10/15/12		203,000	183,715
Graphic Packaging
International
8.50% 8/15/11		159,000	157,013
Greenbrier 8.375% 5/15/15		95,000	89,775
Honeywell International
5.30% 3/1/18		456,000	468,179
Interface 10.375% 2/1/10		176,000	184,800
Intertape Polymer
8.50% 8/1/14		182,000	151,970
Koppers Industries
9.875% 10/15/13		109,000	114,995
L-3 Communications
7.625% 6/15/12		452,000	464,995
Lockheed Martin
4.121% 3/14/13		410,000	411,045
•NXP BV Funding
7.008% 10/15/13		100,000	82,875
Owens Brockway
Glass Container
6.75% 12/1/14		275,000	275,000
Owens Corning
6.50% 12/1/16		120,000	99,602
Philips Electronics NV
5.75% 3/11/18		229,000	233,769
Smurfit-Stone Container
Enterprises
8.00% 3/15/17		159,000	134,355
#SPX 144A
7.625% 12/15/14		63,000	64,969
Textron 6.50% 6/1/12		283,000	310,649
Trimas 9.875% 6/15/12		210,000	183,750
#Tyco Electronics Group 144A
7.125% 10/1/37		1,054,000	1,103,171
Vitro 11.75% 11/1/13		381,000	387,668
			7,719,284
Communications – 2.70%
America Movil
6.375% 3/1/35		165,000	160,503
American Tower
7.125% 10/15/12		271,000	278,453
AT&T 5.50% 2/1/18		385,000	377,675
AT&T Broadband
8.375% 3/15/13		470,000	522,624
AT&T Wireless
8.125% 5/1/12		1,181,000	1,322,805
British Telecommunications
5.15% 1/15/13		1,100,000	1,083,995
8.625% 12/15/10		170,000	187,073
Broadview Networks Holdings
11.375% 9/1/12		91,000	86,905
•Centennial Communications
10.479% 1/1/13		136,000	119,000
#Charter Communications
144A 10.875% 9/15/14		562,000	556,380
#Charter Communications
Operating 144A
8.00% 4/30/12		1,560,000	1,439,099
Citizens Communications
7.125% 3/15/19		609,000	535,920
Comcast
•4.677% 7/14/09		354,000	344,583
6.30% 11/15/17		509,000	516,096
Comcast Cable Communications
6.75% 1/30/11		450,000	468,148
Comcast Cable Holdings
9.875% 6/15/22		290,000	359,557
10.125% 4/15/22		329,000	412,936
#Cox Enterprises 144A
4.375% 5/1/08		2,380,000	2,380,846
Cricket Communications
9.375% 11/1/14		98,000	93,345

(continues)     43

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Communications (continued)
CSC Holdings
7.625% 4/1/11	USD	106,000	$105,338
Dex Media West
9.875% 8/15/13		273,000	238,193
#Digicel 144A 9.25% 9/1/12		180,000	179,550
Grupo Televisa
8.49% 5/11/37	MXN	7,400,000	690,769
•#Hellas Telecommunications
Luxembourg II 144A
10.008% 1/15/15	USD	190,000	136,800
Historic TW
9.125% 1/15/13		890,000	998,420
Hughes Network Systems/
Finance 9.50% 4/15/14		186,000	186,000
ΩInmarsat Finance
10.375% 11/15/12		1,391,000	1,356,224
Intelsat Bermuda
11.25% 6/15/16		172,000	175,225
Lamar Media
6.625% 8/15/15		83,000	73,455
#LBI Media 144A
8.50% 8/1/17		88,000	76,670
Lucent Technologies
6.45% 3/15/29		187,000	134,640
MetroPCS Wireless
9.25% 11/1/14		373,000	345,025
•Nortel Networks
8.508% 7/15/11		209,000	180,263
NTL Cable 9.125% 8/15/16		140,000	126,000
PAETEC Holding
9.50% 7/15/15		92,000	85,100
#Quebecor Media 144A
7.75% 3/15/16		204,000	187,170
Qwest
6.50% 6/1/17		100,000	90,750
7.50% 10/1/14		558,000	546,840
7.625% 6/15/15		937,000	918,260
Qwest Capital Funding
7.25% 2/15/11		195,000	186,225
Rural Cellular
•8.989% 11/1/12		67,000	67,335
9.875% 2/1/10		339,000	350,018
TCI Communications
8.75% 8/1/15		432,000	489,345
Telecom Italia Capital
4.00% 1/15/10		671,000	658,519
Telefonica Emisiones
5.984% 6/20/11		303,000	312,241
THOMSON 5.70% 10/1/14		728,000	720,814
Time Warner Cable
5.40% 7/2/12		486,000	477,957
Time Warner Telecom
Holdings 9.25% 2/15/14		144,000	146,160
Verizon Communications
*4.35% 2/15/13		1,345,000	1,319,340
5.55% 2/15/16		939,000	935,681
Viacom
6.125% 10/5/17		465,000	454,221
6.75% 10/5/37		395,000	379,987
Windstream 8.125% 8/1/13		416,000	410,800
			24,985,278
Consumer Cyclical – 1.47%
Corrections Corporation
of America
6.25% 3/15/13		231,000	227,535
7.50% 5/1/11		112,000	113,680
CVS Caremark
4.875% 9/15/14		558,000	553,420
5.75% 6/1/17		578,000	588,033
6.25% 6/1/27		664,000	663,562
•6.302% 6/1/37		1,897,000	1,741,138
•DaimlerChrysler
North America
3.562% 8/3/09		630,000	620,408
DR Horton 8.00% 2/1/09		106,000	104,675
Ford Motor
7.45% 7/16/31		143,000	95,095
7.70% 5/15/97		207,000	131,963
Ford Motor Credit
7.375% 10/28/09		75,000	68,359
7.80% 6/1/12		915,000	755,391
8.00% 12/15/16		255,000	199,902
9.75% 9/15/10		395,000	352,037
#Galaxy Entertainment
Finance 144A
9.875% 12/15/12		205,000	204,488
Gaylord Entertainment
8.00% 11/15/13		168,000	156,660
*General Motors
8.375% 7/15/33		682,000	484,220
Global Cash Access
8.75% 3/15/12		118,000	116,525
GMAC
•4.315% 5/15/09		1,580,000	1,350,796
6.875% 8/28/12		1,030,000	783,418
Harrah’s Operating
5.50% 7/1/10		526,000	462,880
#Harrah’s Operating 144A
10.75% 2/1/16		100,000	84,750
Lear 8.75% 12/1/16		295,000	253,331
*Majestic Star Casino
9.50% 10/15/10		219,000	194,363
Mandalay Resort Group
9.375% 2/15/10		90,000	93,150
MGM MIRAGE
7.625% 1/15/17		59,000	53,985

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Neiman Marcus Group
*10.375% 10/15/15	USD	25,000	$25,125
PIK 9.00% 10/15/15		477,000	479,385
Park Place Entertainment
7.875% 3/15/10		75,000	70,688
Penney (J.C.)
7.375% 8/15/08		186,000	187,575
#Pokagon Gaming
Authority 144A
10.375% 6/15/14		313,000	331,780
*Station Casinos
6.00% 4/1/12		108,000	89,100
#Tenneco 144A
8.125% 11/15/15		113,000	112,718
#TRW Automotive 144A
7.00% 3/15/14		100,000	92,750
VF 5.95% 11/1/17		220,000	222,304
Viacom
•3.15% 6/16/09		242,000	237,230
5.75% 4/30/11		866,000	875,829
Wynn Las Vegas
6.625% 12/1/14		410,000	396,675
			13,574,923
Consumer Non-Cyclical – 2.73%
Abbott Laboratories
5.60% 11/30/17		785,000	822,801
ACCO Brands
7.625% 8/15/15		91,000	80,990
Advanced Medical Optics
7.50% 5/1/17		96,000	83,040
#AmBev International
Finance 144A
9.50% 7/24/17	BRL	831,000	408,049
Amgen 6.375% 6/1/37	USD	223,000	212,237
Aramark
•6.739% 2/1/15		100,000	88,750
8.50% 2/1/15		795,000	800,963
AstraZeneca 5.90% 9/15/17		675,000	714,814
#Bausch & Lomb 144A
9.875% 11/1/15		157,000	160,140
Cardtronics 9.25% 8/15/13		167,000	157,815
Caterpillar Financial Services
4.25% 2/8/13		1,200,000	1,199,756
Clorox 5.45% 10/15/12		308,000	317,390
*Constellation Brands
8.125% 1/15/12		267,000	271,005
Cott Beverages
8.00% 12/15/11		110,000	89,650
#Covidien International
Finance 144A
6.00% 10/15/17		236,000	243,686
6.55% 10/15/37		442,000	453,232
CRC Health 10.75% 2/1/16		417,000	394,065
Del Monte
6.75% 2/15/15		54,000	51,975
8.625% 12/15/12		40,000	40,900
Delhaize America
9.00% 4/15/31		1,522,000	1,836,662
Diageo Capital
5.20% 1/30/13		93,000	96,315
5.75% 10/23/17		449,000	460,678
FTI Consulting
7.625% 6/15/13		433,000	445,990
HCA
9.25% 11/15/16		2,088,000	2,171,519
PIK 9.625% 11/15/16		263,000	273,520
•*HealthSouth 10.829% 6/15/14		106,000	102,820
Iron Mountain
6.625% 1/1/16		96,000	91,920
8.625% 4/1/13		106,000	107,590
*Jarden 7.50% 5/1/17		123,000	108,240
KB HOME 8.625% 12/15/08		95,000	95,713
Kellogg 5.125% 12/3/12		403,000	417,157
Kraft Foods
4.125% 11/12/09		10,000	10,023
6.125% 2/1/18		1,014,000	1,015,212
Kroger
4.95% 1/15/15		180,000	172,328
6.40% 8/15/17		554,000	585,710
6.75% 4/15/12		358,000	383,654
6.90% 4/15/38		220,000	224,063
McDonald’s
*5.35% 3/1/18		1,355,000	1,374,179
5.80% 10/15/17		432,000	454,432
Medco Health Solutions
6.125% 3/15/13		1,500,000	1,521,000
#Miller Brewing 144A
5.50% 8/15/13		1,096,000	1,166,204
National Beef Packing
10.50% 8/1/11		145,000	138,475
#Penhall International 144A
12.00% 8/1/14		86,000	73,100
*Pilgrim’s Pride
8.375% 5/1/17		108,000	95,580
Quest Diagnostics
5.45% 11/1/15		648,000	639,268
6.95% 7/1/37		461,000	457,795
Schering-Plough
6.55% 9/15/37		720,000	695,592
#Seminole Indian Tribe of
Florida 144A
7.804% 10/1/20		125,000	123,714
8.03% 10/1/20		70,000	70,193
Sysco 5.25% 2/12/18		322,000	330,108
#Tesco 144A
6.15% 11/15/37		1,100,000	1,069,556

(continues)     45

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Universal Hospital Services
PIK 8.50% 6/1/15	USD	181,000	$181,905
UST 5.75% 3/1/18		340,000	344,204
Visant Holding
8.75% 12/1/13		106,000	99,640
Wyeth 5.50% 2/1/14		1,203,000	1,247,622
			25,272,939
Electric – 3.41%
AES
7.75% 3/1/14		131,000	132,474
8.00% 10/15/17		113,000	114,978
#AES 144A 8.75% 5/15/13		77,000	80,465
Arizona Public Service
5.50% 9/1/35		1,035,000	819,749
6.50% 3/1/12		592,000	616,911
Baltimore Gas & Electric
6.35% 10/1/36		600,000	544,757
Carolina Power & Light
6.30% 4/1/38		190,000	195,520
Commonwealth Edison
5.95% 8/15/16		1,910,000	1,943,176
6.15% 3/15/12		810,000	846,144
6.15% 9/15/17		436,000	448,402
6.95% 7/15/18		83,000	85,490
•Dominion Resources
6.30% 9/30/66		810,000	741,331
7.50% 6/30/66		1,460,000	1,349,687
Duke Energy Carolinas
6.00% 1/15/38		176,000	176,029
Duquense Light Holdings
5.50% 8/15/15		771,000	752,504
#EDP Finance 144A
5.375% 11/2/12		1,645,000	1,697,529
Elwood Energy
8.159% 7/5/26		199,373	193,953
#Enel Finance International
144A 6.80% 9/15/37		925,000	935,823
Energy East 6.75% 7/15/36		1,035,000	1,008,380
Entergy Gulf States
5.12% 8/1/10		865,000	870,350
Entergy Mississippi
5.92% 2/1/16		310,000	316,589
#FPL Energy National Wind
144A 5.608% 3/10/24		416,842	424,403
•FPL Group Capital
6.65% 6/15/67		1,080,000	999,030
7.30% 9/1/67		345,000	337,984
#Illinois Power 144A
6.125% 11/15/17		338,000	334,832
ISA Capital do Brasil
7.875% 1/30/12		145,000	150,075
#ISA Capital do Brasil 144A
7.875% 1/30/12		690,000	714,150
8.80% 1/30/17		295,000	308,275
*Midamerican Energy
5.30% 3/15/18		250,000	250,280
Midamerican Funding
6.75% 3/1/11		10,000	10,812
Midwest Generation
8.30% 7/2/09		99,957	101,956
Mirant Americas Generation
8.30% 5/1/11		245,000	251,125
Mirant North America
7.375% 12/31/13		176,000	178,640
#New York State Electric
& Gas 144A
6.15% 12/15/17		1,180,000	1,200,991
Northern States Power
5.25% 3/1/18		307,000	312,806
NRG Energy 7.375% 2/1/16		1,310,000	1,287,075
Orion Power Holdings
12.00% 5/1/10		271,000	297,423
Pacific Gas & Electric
5.625% 11/30/17		380,000	391,094
Peco Energy 5.35% 3/1/18		230,000	233,614
#Pedernales Electric
Cooperative 144A
6.202% 11/15/32		620,000	590,823
Pepco Holdings
6.125% 6/1/17		233,000	238,218
Potomac Electric Power
6.50% 11/15/37		220,000	215,509
#Power Contract Financing
144A 6.256% 2/1/10		112,255	115,203
•PPL Capital Funding
6.70% 3/30/67		1,555,000	1,324,442
PSEG Power 5.50% 12/1/15		303,000	301,015
Puget Sound Energy
7.69% 2/1/11		250,000	273,751
Southwestern Electric
Power 5.875% 3/1/18		534,000	522,994
#Texas Competitive Electric
Holdings 144A
10.25% 11/1/15		2,409,000	2,412,010
#TXU Australia 144A
6.15% 11/15/13		375,000	391,337
Virginia Electric Power
5.10% 11/30/12		383,000	398,362
#West Penn Power 144A
5.95% 12/15/17		219,000	227,898
Westar Energy
5.95% 1/1/35		472,000	427,741
•Wisconsin Energy
6.25% 5/15/67		1,625,000	1,452,411
•WPS Resources
6.11% 12/1/66		1,225,000	1,057,676
			31,604,196

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Energy – 1.25%
Apache 5.25% 4/15/13	USD	229,000	$240,034
Canadian Natural Resources
6.50% 2/15/37		630,000	625,229
6.70% 7/15/11		170,000	179,672
Chesapeake Energy
6.375% 6/15/15		45,000	43,875
6.625% 1/15/16		552,000	543,720
Complete Production Service
8.00% 12/15/16		96,000	92,640
Compton Petroleum Finance
7.625% 12/1/13		304,000	292,600
#Connacher Oil & Gas 144A
10.25% 12/15/15		105,000	106,313
EnCana Holdings Finance
5.80% 5/1/14		280,000	296,184
Energy Partners
9.75% 4/15/14		95,000	78,850
Energy Transfer Partners
7.50% 7/1/38		325,000	326,796
Foundation Pennsylvania Coal
7.25% 8/1/14		253,000	251,735
Geophysique-Veritas
*7.50% 5/15/15		32,000	32,640
7.75% 5/15/17		144,000	146,880
#Helix Energy Solutions
Group 144A
9.50% 1/15/16		183,000	183,915
#Hilcorp Energy I 144A
7.75% 11/1/15		102,000	96,135
9.00% 6/1/16		176,000	178,200
#Key Energy Services 144A
8.375% 12/1/14		113,000	113,283
#Lukoil International
Finance 144A
6.356% 6/7/17		380,000	352,925
Marathon Oil
5.90% 3/15/18		355,000	357,512
Mariner Energy
8.00% 5/15/17		203,000	194,880
Massey Energy
6.875% 12/15/13		127,000	123,508
OPTI Canada
7.875% 12/15/14		95,000	93,338
8.25% 12/15/14		40,000	39,800
Petrobras International Finance
5.875% 3/1/18		455,000	440,233
PetroHawk Energy
9.125% 7/15/13		244,000	251,930
Plains Exploration
& Production
7.00% 3/15/17		200,000	193,000
#Stallion Oilfield Services 144A
9.75% 2/1/15		137,000	94,530
Suncor Energy
6.50% 6/15/38		206,000	203,877
#Texas Gas Transmission 144A
5.50% 4/1/13		1,755,000	1,759,123
TNK-BP Finance
7.875% 3/13/18		442,000	411,060
#TNK-BP Finance 144A
7.50% 3/13/13		550,000	538,313
7.875% 3/13/18		495,000	459,731
TransCanada Pipelines
6.20% 10/15/37		174,000	168,329
•6.35% 5/15/67		1,050,000	929,619
Weatherford International
7.00% 3/15/38		275,000	280,046
Whiting Petroleum
7.25% 5/1/13		290,000	287,100
Williams 7.50% 1/15/31		350,000	366,625
XTO Energy 5.30% 6/30/15		160,000	162,067
			11,536,247
Finance Companies – 1.90%
American General Finance
4.875% 7/15/12		375,000	362,117
5.625% 8/17/11		900,000	901,733
6.90% 12/15/17		1,900,000	1,860,049
#Capmark Financial
Group 144A
6.30% 5/10/17		427,000	256,404
General Electric Capital
5.125% 1/28/14	SEK	2,500,000	422,197
5.625% 9/15/17	USD	322,000	330,091
•5.77% 2/2/11	NOK	3,500,000	680,309
5.875% 1/14/38	USD	1,139,000	1,101,608
General Electric
Capital UK Funding
4.625% 1/18/16	GBP	226,000	413,764
•Goldman Sachs Capital II
5.793% 12/29/49	USD	3,328,000	2,218,643
•HSBC Financial
4.216% 4/24/10	CAD	283,000	267,134
•#ILFC E-Capital Trust II 144A
6.25% 12/21/65	USD	405,000	362,454
International Lease Finance
5.35% 3/1/12		423,000	416,897
5.875% 5/1/13		260,000	258,177
6.375% 3/25/13		670,000	670,188
John Deere Capital
5.35% 4/3/18		490,000	490,000
Leucadia National
8.125% 9/15/15		114,000	115,140
•w#Mangrove Bay Pass
Through Trust 144A
6.102% 7/15/33		835,000	616,512

(continues)     47

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Finance Companies (continued)
•#SMFG Preferred Capital I
144A 6.078% 12/29/49	USD	1,570,000	$1,238,730
#TIAA Global Markets 144A
5.125% 10/10/12		885,000	916,519
Washington Mutual
*5.25% 9/15/17		335,000	253,363
5.50% 8/24/11		325,000	279,707
#Xstrata Finance 144A
•3.42% 11/13/09		260,000	252,907
5.80% 11/15/16		1,001,000	968,349
6.90% 11/15/37		1,125,000	1,090,722
•#ZFS Finance USA 144A
6.50% 5/9/37		1,000,000	903,930
			17,647,644
Insurance – 1.44%
21st Century Insurance
5.90% 12/15/13		275,000	284,452
American International Group
5.85% 1/16/18		1,555,000	1,528,791
Berkshire Hathaway Finance
4.85% 1/15/15		367,000	383,065
•Everest Reinsurance Holdings
6.60% 5/15/37		860,000	726,046
#Farmers Insurance
Exchange 144A
8.625% 5/1/24		610,000	645,338
FBL Financial Group
5.875% 3/15/17		720,000	648,900
#Max USA Holdings 144A
7.20% 4/14/17		280,000	294,490
#Metropolitan Life Global
Funding I 144A
4.25% 7/30/09		420,000	424,431
Montpelier Re Holdings
6.125% 8/15/13		145,000	146,876
#NLV Financial 144A
6.50% 3/15/35		385,000	364,271
•#Oil Insurance 144A
7.558% 12/29/49		2,295,000	2,007,320
•PartnerRe Finance II
6.44% 12/1/66		1,148,000	979,464
•#Symetra Financial 144A
8.30% 10/15/37		515,000	485,807
Transatlantic Holdings
5.75% 12/14/15		1,154,000	1,207,153
•Travelers 6.25% 3/15/37		220,000	194,364
•w#Twin Reefs Pass ThroughTrust
144A 4.058% 12/31/49		400,000	40,500
UnitedHealth Group
5.50% 11/15/12		788,000	800,614
6.875% 2/15/38		377,000	361,314
Unitrin 6.00% 5/15/17		495,000	495,224
WellPoint
5.00% 1/15/11		571,000	576,688
5.00% 12/15/14		464,000	437,083
•#White Mountains
Re Group 144A
7.506% 5/29/49		423,000	327,775
			13,359,966
Natural Gas – 0.78%
AmeriGas Partners
7.125% 5/20/16		190,000	187,150
CenterPoint Energy Resource
6.125% 11/1/17		260,000	266,033
Dynergy Holdings
7.75% 6/1/19		707,000	664,580
El Paso
*6.875% 6/15/14		149,000	152,692
7.00% 6/15/17		140,000	144,691
#El Paso Performance-Linked
Trust 144A
7.75% 7/15/11		158,000	162,335
Enterprise Products Operating
5.60% 10/15/14		433,000	433,816
5.65% 4/1/13		1,475,000	1,473,613
6.50% 1/31/19		516,000	515,309
7.50% 2/1/11		87,000	93,517
•8.375% 8/1/66		352,000	343,126
Ferrellgas Finance Escrow
6.75% 5/1/14		281,000	275,380
Inergy Finance
6.875% 12/15/14		82,000	80,360
8.25% 3/1/16		96,000	98,640
Kinder Morgan
Energy Partners
5.125% 11/15/14		275,000	270,595
Kinder Morgan Finance
5.35% 1/5/11		47,000	46,883
Regency Energy Partners
8.375% 12/15/13		175,000	179,375
Transocean
6.00% 3/15/18		318,000	327,714
6.80% 3/15/38		65,000	66,616
Valero Energy
6.125% 6/15/17		313,000	316,640
6.625% 6/15/37		1,172,000	1,123,784
			7,222,849
Real Estate – 0.22%
*Host Hotels & Resorts
7.125% 11/1/13		738,000	726,929
iStar Financial
5.15% 3/1/12		277,000	205,150
5.875% 3/15/16		449,000	314,755
Regency Centers
5.875% 6/15/17		310,000	284,406

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Real Estate (continued)
United Dominion
Realty Trust
3.90% 3/15/10	USD	205,000	$197,181
•#USB Realty 144A
6.091% 12/22/49		500,000	325,270
			2,053,691
Technology – 0.52%
Broadridge Financial Solutions
6.125% 6/1/17		860,000	808,893
#Computer Sciences 144A
6.50% 3/15/18		560,000	569,992
Freescale Semiconductor
8.875% 12/15/14		82,000	64,575
Hewlett-Packard
4.50% 3/1/13		1,115,000	1,132,393
5.50% 3/1/18		292,000	299,729
International Business Machines
4.00% 11/11/11	EUR	400,000	619,918
Sungard Data Systems
*9.125% 8/15/13	USD	181,000	183,715
10.25% 8/15/15		417,000	421,170
Xerox 5.50% 5/15/12		731,000	737,829
			4,838,214
Transportation – 0.61%
Burlington North Santa Fe
5.65% 5/1/17		355,000	356,106
5.75% 3/15/18		638,000	641,093
#Erac USA Finance 144A
5.80% 10/15/12		640,000	610,561
7.00% 10/15/37		2,010,000	1,656,883
Hertz 8.875% 1/1/14		194,000	184,785
Kansas City Southern
de Mexico
9.375% 5/1/12		360,000	373,500
Kansas City
Southern Railway
9.50% 10/1/08		93,000	94,744
‡Northwest Airlines
10.00% 2/1/09		65,000	1,706
Red Arrow
International Leasing
8.375% 3/31/12	RUB	36,537,095	1,553,960
Seabulk International
9.50% 8/15/13	USD	90,000	95,288
Union Pacific
5.375% 5/1/14		117,000	120,578
			5,689,204
Total Corporate Bonds
(cost $210,962,566)			203,634,740

Foreign Agencies – 1.12%Δ
Austria – 0.09%
Oesterreichische Kontrollbank
1.80% 3/22/10	JPY	76,000,000	777,570
			777,570
France – 0.04%
France Telecom
7.75% 3/1/11	USD	364,000	394,958
			394,958
Germany – 0.77%
KFW
1.75% 3/23/10	JPY	39,000,000	399,187
3.25% 2/15/11	USD	1,260,000	1,284,173
3.50% 7/4/21	EUR	975,000	1,394,181
4.125% 7/4/17	EUR	1,539,000	2,417,994
6.00% 7/15/09	NZD	746,000	571,175
Rentenbank
1.375% 4/25/13	JPY	40,000,000	409,637
3.25% 3/15/13	USD	660,000	665,017
			7,141,364
Mexico – 0.04%
#Pemex Project Funding
Master Trust 144A
5.75% 3/1/18		361,000	370,163
			370,163
Quatar – 0.09%
#Ras Laffan Liquefied Natural
Gas III 144A
5.832% 9/30/16		400,000	397,910
5.838% 9/30/27		500,000	456,589
			854,499
Republic of Korea – 0.09%
Korea Development Bank
5.30% 1/17/13		810,000	830,809
			830,809
Total Foreign Agencies
(cost $9,534,112)			10,369,363

Municipal Bonds – 2.12%
Aruba Airport Authority
Series 1997 A
7.70% 1/1/13 (MBIA)		147,000	163,336
Augusta, Georgia Water &
Sewer Revenue
5.25% 10/1/39 (FSA)		260,000	263,182
Buckeye, Ohio Tobacco
Settlement Financing
Authority Series A-2
5.875% 6/1/47		780,000	690,269
California State
5.00% 2/1/33		60,000	66,281
§5.00% 2/1/33-14		5,000	4,921

(continues)     49

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Municipal Bonds (continued)
California State University
Systemwide Revenue
5.00% 11/1/30 (AMBAC)	USD	195,000	$195,915
Escondido, California
Joint Powers Financing
Authority Series B
5.53% 9/1/18 (FGIC)		1,940,000	2,062,297
Escondido, California
Revenue (Wastewater
Capital Projects)
Certificates of
Participation Series B
5.75% 9/1/25 (MBIA)		565,000	565,718
Frisco, Texas Economic
Development
6.30% 2/15/30 (FSA)		1,135,000	1,180,616
La Quinta, California
Redevelopment Agency
Tax Allocation Project #1
5.45% 9/1/13 (AMBAC)		560,000	595,638
6.24% 9/1/23 (AMBAC)		640,000	682,765
Los Angeles, California
Community Redevelopment
Agency Series D
5.60% 7/1/18 (MBIA)		80,000	81,746
6.02% 9/1/21 (MBIA)		950,000	1,003,504
Massachusetts Bay
Transportation Authority
5.00% 7/1/19		315,000	343,892
Massachusetts Health &
Education Facilities
Authority Revenue
(Harvard) Series A
5.00% 7/15/36		355,000	357,560
New Jersey Economic
Development Authority
Revenue (Cigarette Tax)
5.75% 6/15/29		100,000	98,070
New York City Municipal
Water Finance
Authority Series 2008-A
5.00% 6/15/38		2,215,000	2,214,844
New York State Urban
Development Income
Series A-1
5.25% 3/15/34 (FGIC)		125,000	126,506
New York Tobacco
Settlement Finance
Authority Series B
5.00% 6/1/10		1,040,000	1,078,043
North Texas Tollway
Authority Refunding
Series A
5.50% 1/1/18		250,000	266,285
^5.97% 1/1/37 (Assured Gty)		3,145,000	628,497
6.00% 1/1/19		125,000	136,459
6.00% 1/1/20		630,000	682,643
Oregon State
Taxable Pension
5.892% 6/1/27		65,000	70,976
Sacramento County,
California Public Finance
Authority Revenue
(Housing Tax County
Project) Series B
5.18% 12/1/13 (FGIC)		105,000	109,506
San Diego, California
Redevelopment Agency
Tax Allocation Series C
5.81% 9/1/19 (XLCA)		645,000	665,672
South Texas Detention Complex
Local Development
Corporation Revenue
4.92% 2/1/14 (MBIA)		1,150,000	1,169,688
Texas Transportation
Community Mobility
5.00% 4/1/19		990,000	1,070,517
Triborough, New York
Bridge & Tunnel
Authority Series A
5.00% 11/15/18		545,000	596,459
5.00% 11/15/19		815,000	879,719
University of Texas Financing
Authority Refunding
5.25% 8/15/18		315,000	350,438
West Virginia Economic
Development Authority
5.37% 7/1/20 (MBIA)		590,000	610,756
West Virginia
Tobacco Settlement
Finance Authority
7.467% 6/1/47		635,000	615,163
Total Municipal Bonds
(cost $19,319,867)			19,627,881

Non-Agency Asset-Backed Securities – 3.26%
•Bank of America
Credit Card Trust
Series 2006-A10 A10
2.798% 2/15/12		7,005,000	6,910,538

		Principal	Value
		Amount°	(U.S. $)
Non-Agency Asset-Backed Securities (continued)
#Cabela’s Master Credit Card Trust
Series 2008-1A A1 144A
4.31% 12/16/13	USD	715,000	$717,317
Capital Auto Receivables
Asset Trust
Series 2007-3 A3A
5.02% 9/15/11		790,000	805,016
Series 2008-1 A3A
3.86% 8/15/12		1,000,000	1,000,383
Capital One Multi-Asset
Execution Trust
Series 2007-A7 A7
5.75% 7/15/20		550,000	551,952
Caterpillar Financial Asset
Trust Series 2007-A A3A
5.34% 6/25/12		200,000	203,811
Centex Home Equity
Series 2002-A AF6
5.54% 1/25/32		43,730	43,631
Chase Manhattan
Auto Owner Trust
Series 2006-B A4
5.11% 4/15/14		2,400,000	2,438,120
•Citibank Credit Card
Issuance Trust
Series 2007-A6 A6
4.367% 7/12/12		8,000,000	7,832,187
CNH Equipment Trust
Series 2007-B A3A
5.40% 10/17/11		300,000	305,330
•Countrywide Asset-Backed
Certificates
Series 2006-11 1AF6
6.15% 9/25/46		1,450,000	1,312,659
Series 2006-15 A6
5.826% 10/25/46		525,000	457,747
Series 2006-S7 A3
5.712% 11/25/35		995,000	695,723
Discover Card Master Trust
Series 2007-A1 A1
5.65% 3/16/20		450,000	449,276
#Dunkin Securitization
Series 2006-1 A2 144A
5.779% 6/20/31		665,000	597,330
•GMAC Mortgage Loan
Trust Series 2006-HE3
A2 5.75% 10/25/36		180,000	161,213
•HSI Asset Securitization
Trust Series 2006-HE1
2A1 2.649% 10/25/36		1,016,622	935,401
Hyundai Auto Receivables
Trust Series 2007-A A3A
5.04% 1/17/12		200,000	202,540
•#MASTR Specialized Loan
Trust Series 2005-2 A2
144A 5.006% 7/25/35		244,055	213,740
Mid-State Trust
Series 2004-1 A
6.005% 8/15/37		43,409	44,048
Series 2005-1 A
5.745% 1/15/40		222,684	211,689
#Series 2006-1 A 144A
5.787% 10/15/40		141,967	139,595
•Morgan Stanley Asset-Backed
Securities Capital I
Series 2006-NC4 A2C
2.749% 6/25/36		2,825,000	2,206,974
•Residential Asset
Mortgage Products
Series 2006-RS6 A1
2.669% 11/25/36		504,843	487,620
RSB Bondco Series
2007-A A2
5.72% 4/1/18		405,000	422,198
#Securitized Asset
Backed NIM Trust
Series 2005-FR4 144A
6.00% 1/25/36		330,313	1,893
Structured Asset Securities
Series 2001-SB1 A2
3.375% 8/25/31		108,234	91,670
•Vanderbilt Mortgage Finance
Series 2001-A A4
7.235% 6/7/28		135,878	139,459
WFS Financial Owner
Trust Series 2005-1 D
4.09% 8/17/12		184,486	184,280
World Omni Auto
Receivables Trust
Series 2008-A A3A
3.94% 10/15/12		400,000	398,062
Total Non-Agency Asset-Backed Securities
(cost $32,064,208)			30,161,402

Non-Agency Collateralized Mortgage Obligations – 15.57%
•Adjustable Rate
Mortgage Trust
Series 2005-10 3A11
5.414% 1/25/36		671,525	573,797
Series 2005-10 3A31
5.414% 1/25/36		1,145,000	869,849
Series 2006-2 1A4
5.758% 5/25/36		1,440,000	1,177,571
Bank of America Alternative
Loan Trust
Series 2003-10 2A1
6.00% 12/25/33		17,551	16,575
Series 2004-2 1A1
6.00% 3/25/34		57,914	54,692
Series 2004-10 1CB1
6.00% 11/25/34		209,864	198,190

(continues)     51

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Bank of America Alternative
Loan Trust
Series 2004-11 1CB1
6.00% 12/25/34	USD	1,886	$1,763
Series 2005-3 2A1
5.50% 4/25/20		137,424	139,314
Series 2005-5 2CB1
6.00% 6/25/35		311,839	315,348
Series 2005-6 7A1
5.50% 7/25/20		461,626	463,069
Series 2005-9 5A1
5.50% 10/25/20		403,291	408,836
Bank of America Funding
Series 2005-8 1A1
5.50% 1/25/36		1,075,735	1,077,416
Series 2006-5 2A10
5.75% 9/25/36		1,150,000	1,106,652
•Bear Stearns Adjustable
Rate Mortgage Trust
Series 2006-1 A1
4.625% 2/25/36		2,019,461	1,907,596
Series 2007-3 1A1
5.476% 5/25/47		1,290,799	1,215,639
Series 2007-4 22A1
6.004% 6/25/47		3,032,918	2,752,339
Series 2007-5 3A1
5.981% 8/25/47		2,995,004	2,693,515
Bear Stearns Asset-
Backed Securities
Series 2005-AC8 A5
5.50% 11/25/35		369,752	300,508
Chase Mortgage Finance
Series 2003-S8 A2
5.00% 9/25/18		371,080	359,587
•Series 2005-A1 3A1
5.282% 12/25/35		809,161	751,213
Citicorp Mortgage Securities
Series 2004-1 1A1
5.25% 1/25/34		1,289,712	1,266,707
Series 2004-8 1A1
5.50% 10/25/34		661,973	635,973
Series 2006-3 1A4
6.00% 6/25/36		785,000	717,317
Citigroup Mortgage
Loan Trust
Series 2004-NCM2
1CB2 6.75% 8/25/34		209,343	216,801
•Series 2004-UST1 A6
5.083% 8/25/34		1,030,103	934,557
•Series 2006-AR7 1A4A
5.776% 11/25/36		3,322,183	3,040,278
•Series 2007-AR5 1AB
5.615% 4/25/37		566,169	450,627
Countrywide Alternative
Loan Trust
Series 2003-21T1 A2
5.25% 12/25/33		723,776	687,531
Series 2004-1T1 A2
5.50% 2/25/34		735,248	712,996
Series 2004-14T2 A6
5.50% 8/25/34		657,786	635,905
Series 2004-J1 1A1
6.00% 2/25/34		20,731	19,323
Series 2004-J2 7A1
6.00% 12/25/33		39,783	40,554
•Series 2004-J7 1A2
4.673% 8/25/34		19,761	19,409
•Series 2005-63 3A1
5.893% 11/25/35		491,895	337,965
Series 2006-2CB A3
5.50% 3/25/36		323,967	310,130
Series 2006-19CB A15
6.00% 8/25/36		1,173,200	1,179,696
Series 2006-31CB A8
5.75% 11/25/36		849,315	843,720
♦Countrywide Home Loan
Mortgage Pass
Through Trust
•Series 2003-21 A1
4.108% 5/25/33		11,423	11,225
•Series 2004-HYB4 M
4.811% 9/20/34		223,519	213,443
Series 2005-29 A1
5.75% 12/25/35		1,654,776	1,645,468
•Series 2005-HYB8 4A1
5.61% 12/20/35		16,356	11,538
Series 2006-1 A2
6.00% 3/25/36		375,767	374,593
Series 2006-1 A3
6.00% 3/25/36		129,051	127,680
Series 2006-17 A5
6.00% 12/25/36		339,562	340,868
•Series 2006-HYB3 3A1A
6.095% 5/20/36		506,937	393,925
•Series 2006-HYB4 1A2
5.634% 6/20/36		14,543	12,038
•Series 2007-HY1 1A1
5.691% 4/25/37		2,011,457	1,903,724
Credit Suisse First Boston
Mortgage Securities
Series 2003-29 5A1
7.00% 12/25/33		10,556	10,015
Series 2004-1 3A1
7.00% 2/25/34		5,506	5,733
Credit Suisse Mortgage
Capital Certificates
Series 2006-9 3A1
6.00% 11/25/36		45,590	44,878
Series 2007-1 5A14
6.00% 2/25/37		1,734,274	1,694,394

		Principal	Value
		Amount°	(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Credit Suisse Mortgage Capital
Certificates
Series 2007-3 4A15
5.50% 4/25/37	USD	1,694,130	$1,599,884
Series 2007-5 3A19
6.00% 8/25/37		1,984,668	1,953,658
Series 2007-5 10A2
6.00% 4/25/29		993,888	978,359
•#Deutsche Mortgage Securities
Series 2005-WF1 1A3 144A
5.078% 6/26/35		1,720,000	1,450,574
•First Horizon Asset Securities
Series 2004-AR5 4A1
5.70% 10/25/34		11,509	10,545
Series 2005-AR2 2A1
5.115% 6/25/35		794,671	767,890
Series 2007-AR1 1A1
5.857% 5/25/37		2,086,283	1,970,493
Series 2007-AR2 1A1
5.854% 8/25/37		292,289	288,270
Series 2007-AR3 2A2
6.31% 11/25/37		1,360,038	1,266,496
GMAC Mortgage Loan Trust
•Series 2005-AR2 4A
5.182% 5/25/35		473,448	422,201
Series 2006-J1 A1
5.75% 4/25/36		1,841,872	1,842,897
#GSMPS Mortgage Loan
Trust 144A
•Series 1998-3 A
7.75% 9/19/27		25,697	28,529
•Series 1999-3 A
8.00% 8/19/29		39,281	43,561
Series 2005-RP1 1A3
8.00% 1/25/35		354,719	394,912
Series 2005-RP1 1A4
8.50% 1/25/35		157,722	180,221
Series 2006-RP1 1A2
7.50% 1/25/36		411,315	443,285
GSR Mortgage Loan Trust
Series 2006-1F 5A2
6.00% 2/25/36		187,517	188,338
•Series 2006-AR1 3A1
5.386% 1/25/36		354,998	330,354
•Series 2007-AR1 2A1
5.999% 3/25/37		4,437,416	4,220,333
•Series 2007-AR2 1A1
5.787% 5/25/47		1,146,974	1,086,983
•Series 2007-AR2 2A1
5.51% 5/25/47		1,096,855	1,057,348
•Indymac Index Mortgage
Loan Trust
Series 2006-AR1 A1
5.94% 8/25/36		1,162,988	1,070,938
Series 2006-AR3 1A1
5.343% 12/25/36		2,242,525	2,114,066
Series 2007-AR1 1A2
5.746% 3/25/37		2,385,465	2,270,297
•JPMorgan Mortgage Trust
Series 2005-A1 4A1
4.777% 2/25/35		23,857	21,763
Series 2005-A4 1A1
5.40% 7/25/35		313,864	281,509
Series 2005-A6 1A2
5.138% 9/25/35		720,000	631,447
Series 2005-A8 2A1
4.949% 11/25/35		1,286,194	1,249,569
Series 2006-A2 2A4
5.747% 4/25/36		2,025,000	1,660,957
Series 2006-A6 2A4L
5.562% 10/25/36		1,590,000	1,284,866
Series 2006-A7 2A2
5.819% 1/25/37		1,392,989	1,360,550
Series 2007-A1 6A1
4.777% 7/25/35		2,632,750	2,459,015
Lehman Mortgage Trust
Series 2005-2 2A3
5.50% 12/25/35		327,624	322,533
Series 2006-1 3A3
5.50% 2/25/36		30,311	30,125
•MASTR Adjustable Rate
Mortgages Trust
Series 2003-6 1A2
6.79% 12/25/33		8,707	9,046
Series 2005-6 7A1
5.335% 6/25/35		198,406	178,191
Series 2006-2 4A1
4.988% 2/25/36		87,739	80,547
MASTR Alternative Loans Trust
Series 2003-6 3A1
8.00% 9/25/33		14,283	15,045
Series 2003-9 1A1
5.50% 12/25/18		14,451	14,496
Series 2004-3 8A1
7.00% 4/25/34		11,988	12,238
Series 2004-5 6A1
7.00% 6/25/34		175,971	176,604
MASTR Asset Securitization Trust
Series 2003-9 2A7
5.50% 10/25/33		519,323	519,647
Series 2004-4 2A1
5.00% 4/25/34		866,043	855,575
#MASTR Reperforming Loan
Trust 144A
Series 2005-1 1A5
8.00% 8/25/34		157,431	174,867
Series 2005-2 1A4
8.00% 5/25/35		472,316	497,290
•Merrill Lynch Mortgage
Investors
Series 2005-A5 A2
4.566% 6/25/35		460,000	430,003
Series 2005-A9 2A1C
5.135% 12/25/35		2,435,000	2,203,297

(continues)     53

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Morgan Stanley Mortgage
Loan Trust
Series 2006-2 6A
6.50% 2/25/36	USD	218,612	$193,609
Prime Mortgage Trust
Series 2004-CL1 1A1
6.00% 2/25/34		40,443	36,171
Residential Accredit Loans
Series 2004-QS2 CB
5.75% 2/25/34		121,324	114,575
Series 2006-QS18 3A1
5.75% 12/25/21		2,175,345	2,056,643
Residential Asset
Mortgage Products
Series 2004-SL1 A3
7.00% 11/25/31		6,114	6,284
Series 2004-SL4 A3
6.50% 7/25/32		84,167	78,745
Series 2005-SL1 A2
6.00% 5/25/32		186,205	185,158
Residential Funding
Mortgage Securities I
Series 2004-S9 2A1
4.75% 12/25/19		2,351,068	2,353,273
•Series 2006-SA3 3A1
6.038% 9/25/36		448,419	421,759
•Series 2007-SA1 2A2
5.619% 2/25/37		2,121,153	2,008,219
•Sequoia Mortgage Trust
Series 2007-1 4A1
5.772% 9/20/46		3,295,814	3,046,069
•Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-18 5A
5.50% 12/25/34		115,969	104,620
Series 2005-18 1A1
5.653% 9/25/35		739,168	578,549
Series 2005-21 6A3
5.40% 11/25/35		1,065,000	752,618
Series 2005-21 7A1
6.026% 11/25/35		2,969,613	2,168,229
Series 2005-22 1A4
5.25% 12/25/35		2,120,000	1,781,694
Series 2006-1 7A4
5.62% 2/25/36		1,305,000	956,084
Structured Asset Securities
•Series 2002-22H 1A
6.938% 11/25/32		14,643	14,266
Series 2004-5H A2
4.43% 12/25/33		70,332	70,246
Series 2004-12H 1A
6.00% 5/25/34		131,585	134,175
Series 2005-6 4A1
5.00% 5/25/35		558,098	468,628
♦Washington Mutual
Alternative Mortgage
Pass Through
Certificates
Series 2005-1 5A2
6.00% 3/25/35		107,150	108,925
Series 2005-9 3CB
5.50% 10/25/20		456,513	462,790
Series 2006-5 2CB3
6.00% 7/25/36		476,827	466,777
♦Washington Mutual
Mortgage Pass
Through Certificates
Series 2002-S8 2A1
4.50% 1/25/18		10,267	10,258
Series 2004-CB3 1A
6.00% 10/25/34		202,826	198,642
Series 2004-CB3 4A
6.00% 10/25/19		97,021	99,203
•Series 2005-AR16 1A3
5.102% 12/25/35		1,225,000	1,102,443
•Series 2005-AR18 1A3A
5.256% 1/25/36		2,200,000	2,005,118
•Series 2006-AR10 1A1
5.940% 9/25/36		422,344	405,277
•Series 2006-AR14 1A4
5.648% 11/25/36		94,916	90,012
•Series 2006-AR14 2A1
5.76% 11/25/36		2,773,117	2,557,395
•Series 2006-AR16 1A1
5.606% 12/25/36		1,829,697	1,731,887
•Series 2006-AR18 2A2
5.495% 1/25/37		1,670,000	1,312,382
•Series 2007-HY1 1A1
5.714% 2/25/37		1,110,881	1,052,770
•Series 2007-HY2 1A1
5.625% 12/25/36		3,958,090	3,785,880
•Series 2007-HY2 3A1
5.942% 9/25/36		21,930	20,602
•Series 2007-HY3 4A1
5.349% 3/25/37		3,741,231	3,531,254
•Series 2007-HY4 1A1
5.551% 4/25/37		3,263,612	3,078,108
•Series 2007-HY6 2A2
5.285% 6/25/37		999,022	907,937
•Series 2007-HY7 4A1
5.876% 7/25/37		2,865,661	2,569,744
Wells Fargo Mortgage-
Backed Securities Trust
•Series 2004-E A2
4.50% 5/25/34		15,462	15,368
•Series 2004-O A1
4.889% 8/25/34		2,089,348	1,902,524
•Series 2004-T A1
6.13% 9/25/34		77,905	77,902
Series 2005-12 1A7
5.50% 11/25/35		615,328	605,713

		Principal	Value
		Amount°	(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage-
Backed Securities Trust
Series 2005-17 1A2
5.50% 1/25/36	USD	490,248	$482,588
Series 2005-18 1A1
5.50% 1/25/36		89,152	87,759
•Series 2005-AR13 A1
5.309% 5/25/35		1,689,000	1,464,875
•Series 2005-AR16 4A2
4.992% 10/25/35		2,140,000	1,957,083
•Series 2005-AR16 6A4
5.00% 10/25/35		1,044,104	985,078
Series 2006-1 A3
5.00% 3/25/21		647,217	629,216
Series 2006-2 3A1
5.75% 3/25/36		515,517	486,741
Series 2006-3 A1
5.50% 3/25/36		1,103,835	1,097,972
Series 2006-3 A11
5.50% 3/25/36		1,178,000	1,042,149
Series 2006-4 2A3
5.75% 4/25/36		208,067	212,924
Series 2006-6 1A3
5.75% 5/25/36		1,319,496	1,319,587
•Series 2006-AR5 2A1
5.537% 4/25/36		279,480	267,329
•Series 2006-AR6 7A1
5.111% 3/25/36		2,319,163	2,062,649
•Series 2006-AR10 5A6
5.597% 7/25/36		2,388,718	2,277,854
•Series 2006-AR11 A6
5.517% 8/25/36		2,330,000	1,845,459
•Series 2006-AR14 2A4
6.09% 10/25/36		307,528	299,770
•Series 2006-AR17 A1
5.337% 10/25/36		2,944,974	2,792,336
•Series 2006-AR18 2A2
5.717% 11/25/36		922,047	895,346
•Series 2006-AR19 A1
5.643% 12/25/36		1,124,584	1,010,038
Series 2007-8 2A6
6.00% 7/25/37		190,000	177,748
Series 2007-13 A7
6.00% 9/25/37		675,055	667,882
Series 2007-13 A9
6.00% 9/25/37		1,053,277	903,844
Total Non-Agency Collateralized
Mortgage Obligations
(cost $154,962,530)			144,266,844

Regional Agencies – 0.28%Δ
Australia – 0.28%
New South Wales Treasury
6.00% 5/1/12	AUD	830,000	735,534
Queensland Treasury
6.00% 8/14/13	AUD	2,125,000	1,879,067
Total Regional Agencies
(cost $2,473,386)			2,614,601

Regional Authorities – 0.26%Δ
Canada – 0.26%
Ontario Province
1.875% 1/25/10	JPY	21,000,000	214,931
*2.75% 2/22/11	USD	1,650,000	1,652,204
Quebec Province
4.50% 12/1/17	CAD	521,000	517,467
Total Regional Authorities
(cost $2,342,739)			2,384,602

«Senior Secured Loans – 0.61%
ALLTEL 5.57% 5/18/15	USD	109,725	99,438
Community Health Systems
Term B 5.335% 7/2/14		381,077	352,462
Term DD 1.000% 7/25/14		25,986	24,035
Energy Futures Holdings
6.47% 10/10/14		379,050	344,735
Ford Motor
5.80% 11/29/13		1,204,394	991,572
Freescale Semiconductor
4.87% 12/1/13		104,472	88,569
General Motors
7.056% 11/17/13		224,433	197,557
Georgia Pacific Term
Tranche Loan B
4.690% 12/20/12		199,746	186,096
Goodyear Tire &
Rubber 2nd Lien
6.43% 4/30/14		125,000	112,688
HealthSouth Term B
5.499% 3/10/13		629,673	583,234
Idearc 4.696% 11/1/14		395,496	318,325
Jarden 4.463% 1/24/12		114,116	106,722
MacDermid Term Loan B
4.69% 4/12/14		88,025	75,701
Northwest Airlines
4.87% 8/21/13		100,000	82,063
Talecris Biotherapeutics
2nd Lien
9.568% 12/6/14		480,000	390,000
Windstream Term Loan B
5.497% 7/17/13		1,797,843	1,733,794
Total Senior Secured Loans
(cost $6,109,900)			5,686,991

(continues)     55

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Sovereign Agencies – 0.10%Δ
Canada – 0.04%
Export Development
Canada
2.625% 3/15/11	USD	430,000	$434,440
			434,440
Norway – 0.06%
Kommunalbanken
4.25% 10/24/11	NOK	2,750,000	528,885
			528,885
Total Sovereign Agencies
(cost $869,624)			963,325

Sovereign Debt – 7.09%Δ
Argentina – 0.14%
*Republic of Argentina
8.28% 12/31/33	USD	1,565,488	1,287,614
			1,287,614
Austria – 0.28%
Republic of Austria
5.25% 1/4/11	EUR	468,000	768,695
#Republic of Austria 144A
4.00% 9/15/16	EUR	1,156,000	1,822,584
			2,591,279
Brazil – 0.81%
Federal Republic of Brazil
10.25% 1/10/28	BRL	765,000	407,216
*11.00% 8/17/40	USD	5,277,000	7,072,499
			7,479,715
Canada – 0.14%
Canadian Government
3.75% 6/1/12	CAD	880,000	885,573
4.00% 6/1/17	CAD	370,000	376,686
			1,262,259
Colombia – 0.27%
Republic of Colombia
7.375% 1/27/17	USD	695,000	770,408
8.25% 12/22/14	USD	480,000	559,200
12.00% 10/22/15	COP	2,047,000,000	1,174,829
			2,504,437
Finland – 0.01%
Republic of Finland
4.75% 2/21/12	NOK	290,000	57,012
			57,012
France – 0.23%
France Government O.A.T.
4.00% 10/25/38	EUR	747,000	1,053,727
4.00% 4/25/55	EUR	769,000	1,071,480
			2,125,207
Germany – 0.89%
Bundesobligation
4.25% 10/12/12	EUR	2,573,300	4,170,031
Deutschland Republic
4.00% 1/4/18	EUR	1,218,200	1,938,645
Deutschland Republic
4.25% 7/4/17	EUR	314,000	509,546
6.25% 1/4/24	EUR	851,000	1,624,501
			8,242,723
Indonesia – 0.56%
Republic of Indonesia
8.50% 10/12/35	USD	1,360,000	1,545,330
10.00% 9/17/24	IDR	2,400,000,000	222,084
10.25% 7/15/22	IDR	4,262,000,000	407,809
10.25% 7/15/27	IDR	13,477,000,000	1,256,860
11.00% 12/15/12	IDR	16,040,000,000	1,781,006
			5,213,089
Japan – 0.59%
Japan Government
5 yr Bond
1.10% 12/20/12	JPY	19,100,000	194,899
5 yr Bond
1.50% 6/20/11	JPY	180,400,000	1,856,884
10 yr Bond
1.70% 3/20/17	JPY	5,050,000	53,000
20 yr Bond
2.30% 6/20/26	JPY	263,900,000	2,761,947
30 yr Bond
2.40% 3/20/37	JPY	58,850,000	593,343
			5,460,073
Malaysia – 0.23%
Malaysian Government
3.718% 6/15/12	MYR	1,930,000	609,258
3.756% 4/28/11	MYR	2,182,000	688,542
3.814% 2/15/17	MYR	200,000	62,551
3.833% 9/28/11	MYR	1,370,000	433,760
7.00% 3/15/09	MYR	1,009,000	326,050
			2,120,161
Mexico – 0.95%
Mexican Government
*5.625% 1/15/17	USD	2,180,000	2,296,631
6.05% 1/11/40	USD	878,000	880,195
7.25% 12/15/16	MXN	24,230,000	2,254,636
8.00% 12/17/15	MXN	19,015,000	1,847,541
9.00% 12/20/12	MXN	3,387,400	339,138
10.00% 12/5/24	MXN	795,000	92,188
10.00% 11/20/36	MXN	8,790,000	1,057,938
			8,768,267
Norway – 0.11%
Norwegian Government
6.50% 5/15/13	NOK	4,624,000	996,641
			996,641
Philippines – 0.23%
*Philippines Government
6.375% 1/15/32	USD	2,192,000	2,126,240
			2,126,240

		Principal	Value
		Amount°	(U.S. $)
Sovereign Debt (continued)
Poland – 0.23%
Poland Government
4.75% 4/25/12	PLN	2,897,000	$1,236,174
5.25% 10/25/17	PLN	972,000	415,131
6.25% 10/24/15	PLN	1,154,000	524,826
			2,176,131
Republic of Korea – 0.03%
Government of South
Korea 4.25% 12/7/21	EUR	220,000	303,774
			303,774
Russia – 0.48%
Russia Government
7.50% 3/31/30	USD	3,882,420	4,477,145
			4,477,145
Turkey – 0.25%
Republic of Turkey
7.25% 3/5/38	USD	2,460,000	2,343,150
			2,343,150
Ukraine – 0.03%
#Ukraine Government 144A
6.75% 11/14/17	USD	332,000	327,518
			327,518
United Arabic Emirates – 0.14%
#Emirate of Abu Dhabi 144A
5.50% 8/2/12	USD	1,200,000	1,295,953
			1,295,953
United Kingdom – 0.49%
#CS International for City
of Kyiv Ukraine 144A
8.25% 11/26/12	USD	181,000	183,806
U.K. Treasury
4.25% 3/7/11	GBP	715,000	1,433,474
4.75% 9/7/15	GBP	238,000	491,316
5.00% 3/7/12	GBP	822,000	1,697,737
5.00% 3/7/18	GBP	143,700	300,129
5.25% 6/7/12	GBP	18,000	37,515
9.00% 7/12/11	GBP	188,000	430,965
			4,574,942
Total Sovereign Debt
(cost $62,953,131)			65,733,330

Supranational Banks – 1.56%
Asia Development Bank
0.50% 10/9/12	AUD	467,000	318,555
4.75% 6/15/17	CAD	497,000	507,652
Corp Andina de Fomento
5.75% 1/12/17	USD	900,000	881,429
European Bank for
Reconstruction
& Development
12.50% 3/23/09	ISK	58,400,000	768,032
European Investment Bank
1.40% 6/20/17	JPY	100,100,000	1,020,595
*2.875% 3/15/13	USD	1,035,000	1,026,585
3.25% 2/15/11	USD	655,000	669,939
European Investment Bank
4.25% 12/7/10	GBP	395,000	778,275
4.75% 10/15/17	EUR	684,000	1,123,558
6.00% 7/15/09	NZD	542,000	414,982
11.25% 2/14/13	BRL	2,500,000	1,430,907
Inter-American
Development Bank
7.25% 5/24/12	NZD	2,233,000	1,738,259
9.00% 8/6/10	BRL	740,000	406,547
13.00% 6/20/08	ISK	105,100,000	1,389,310
International Bank
for Reconstruction
& Development
5.75% 6/25/10	RUB	11,000,000	461,580
Nordic Investment Bank
1.70% 4/27/17	JPY	60,000,000	626,747
4.625% 7/30/10	NOK	4,790,000	922,823
Total Supranational Banks
(cost $13,927,960)			14,485,775

U.S. Treasury Obligations – 4.43%
U.S. Treasury Bonds
*4.75% 2/15/37	USD	12,441,000	13,384,775
¥*5.00% 5/15/37		670,000	749,720
U.S. Treasury Inflation
Indexed Notes
¥3.00% 7/15/12		774,695	868,506
3.875% 1/15/09		302,414	313,448
U.S. Treasury Notes
2.50% 3/31/13		3,328,000	3,333,980
*3.50% 2/15/18		8,440,000	8,491,433
*4.875% 8/31/08		4,735,000	4,803,070
*4.875% 4/30/11		8,330,000	9,078,401
Total U.S. Treasury Obligations
(cost $40,781,857)			41,023,333

		Number of
		Shares
Common Stock – 0.02%
†Century Communications		1,975,000	1,284
†Mirant		121	4,403
†Northwest Airlines		236	2,122
†=@pPort Townsend		295	184,079
†Time Warner Cable Class A		5	125
Total Common Stock
(cost $259,047)			192,013

Convertible Preferred Stock – 0.13%
•Citigroup Funding
5.063% exercise price
$29.50, expiration date
9/27/08		19,900	459,292

(continues)     57

Statements of net assets

Optimum Fixed Income Fund

		Number of	Value
		Shares	(U.S. $)
Convertible Preferred Stock (continued)
General Motors
5.25% exercise price
$64.90, expiration date
3/6/32		5,875	$95,351
New York Community
Capital Trust V
6.00% exercise price
$20.04, expiration date
11/1/51		13,000	617,500
Total Convertible Preferred Stock
(cost $1,341,183)			1,172,143

Preferred Stock – 0.02%
Arch Capital Group 8.00%		5,809	148,246
=@pPort Townsend		59	58,410
Total Preferred Stock
(cost $204,951)			206,656

Warrant – 0.00%
†=@pPort Townsend		59	1,416
Total Warrant (cost $1,416)			1,416

		Principal
		Amount°
Repurchase Agreement** – 7.05%
BNP Paribas 1.55%,
dated 3/31/08, to
be repurchased on
4/1/08, repurchase
price $65,364,814
(collateralized by U.S.
Government obligations,
ranging in par value
$3,704,000-
$52,054,000,
4.125%-6.50%,
8/15/08-2/15/10;
with total market value
$66,744,272)	USD	65,362,000	65,362,000
Total Repurchase Agreement
(cost $65,362,000)			65,362,000

Total Value of Securities Before
Securities Lending Collateral – 101.65%
(cost $954,755,284)			942,080,477

		Number of
		Shares
Securities Lending Collateral*** – 11.32%
Investment Companies
Mellon GSL DBT II
Collateral Fund		104,887,587	104,887,587
Total Securities Lending Collateral
(cost $104,887,587)			104,887,587
Total Value of Securities – 112.97%
(cost $1,059,642,871)			1,046,968,064 ©
Obligation to Return Securities
Lending Collateral*** – (11.32%)			(104,887,587)
Liabilities Net of Receivables
and Other Assets – (1.65%)			(15,302,635)
Net Assets Applicable to 103,851,431
Shares Outstanding – 100.00%			$926,777,842

Net Asset Value – Optimum Fixed Income Fund
Class A ($63,262,251 / 7,087,859 Shares)			$8.93
Net Asset Value – Optimum Fixed Income Fund
Class B ($8,787,909 / 983,822 Shares)			$8.93
Net Asset Value – Optimum Fixed Income Fund
Class C ($257,340,141 / 28,800,430 Shares)			$8.94
Net Asset Value – Optimum Fixed Income Fund
Institutional Class ($597,387,541 / 66,979,320 Shares)			$8.92

Components of Net Assets at March 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)			$928,098,811
Undistributed net investment income			8,266,779
Accumulated net realized gain on investments			1,532,702
Net unrealized depreciation of investments and
foreign currencies			(11,120,450)
Total net assets			$926,777,842

°Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CLP — Chilean Peso
COP — Colombian Peso
CZK — Czech Koruna
EUR — European Monetary Unit
GBP — British Pound Sterling
HUF — Hungarian Forint
IDR — Indonesia Rupiah
ISK — Iceland Krona
JPY — Japanese Yen
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysia Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PLN — Polish Zloty
RUB — Russian Ruble
SEK — Swedish Krona
SKK — Slovak Koruna
TRY — Turkish Lira
TWD — Taiwan Dollar
USD — United States Dollar

f	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2008.

w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•	Variable rate security. The rate shown is the rate as of March 31, 2008.

*	Fully or partially on loan.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2008, the aggregate amount of Rule 144A securities was $60,708,213, which represented 6.55% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2008, the aggregate amount of fair valued securities was $325,679, which represented 0.04% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

p	Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At March 31, 2008, the aggregate amount of the restricted security was $325,679 or 0.04% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

@	Illiquid security. At March 31, 2008, the aggregate amount of illiquid securities was $325,679, which represented 0.04% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

‡	Non-income producing security. Security is currently in default.

Δ	Securities have been classified by country of origin.

§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

¥	Fully or partially pledged as collateral for financial futures contracts.

†	Non-income producing security for the year ended March 31, 2008.

**	See Note 1 in “Notes to financial statements.”

***	See Note 11 in “Notes to financial statements.”

©	Includes $111,560,427 of securities loaned.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
ARM — Adjustable Rate Mortgage
Assured Gty — Assured Guaranty
CPN — Interest Coupon Only
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
GNMA — Government National Mortgage Association
GSMPS — Goldman Sachs Reperforming Mortgage Securities
MASTR — Mortgage Asset Securitization Transactions, Inc.
MBIA — Insured by the Municipal Bond Insurance Association
NIM — Net Interest Margin
O.A.T. — Obligation Assimilable au Tresor (Treasury Security)
PIK — Pay-in-Kind
RSB — Rate Stabilization Bonds
S.F. — Single Family
TBA — To be announced
XLCA — Insured by XL Capital Assurance
yr — Year

Net Asset Value and Offering Price Per Share –
Optimum Fixed Income Fund
Net asset value Class A (A)	$8.93
Sales charge (4.50% of offering price) (B)	0.42
Offering price	$9.35

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts, written options, and swap contracts were outstanding at March 31, 2008:

Foreign Currency Exchange Contracts[1]
					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
AUD	980,132	NZD	(1,119,498)	4/30/08	$16,245
AUD	(6,728,221)	USD	6,162,177	4/30/08	35,533
BRL	5,276,548	USD	(3,029,887)	4/30/08	(25,877)
BRL	2,784,505	USD	(1,600,750)	4/30/08	(15,494)
BRL	(920,465)	USD	525,230	5/30/08	1,197
CAD	561,458	EUR	(349,600)	4/30/08	(4,509)
CAD	474,342	GBP	(241,215)	4/30/08	(15,808)
CAD	(1,804,407)	USD	1,813,674	4/30/08	56,706
CLP	198,900,000	USD	(442,000)	4/30/08	13,071
COP	814,164,000	USD	(442,000)	4/30/08	2,764
COP	(1,101,810,000)	USD	589,203	5/30/08	(12,697)
EUR	366,851	JPY	(56,810,479)	5/30/08	5,810
EUR	2,182,900	NOK	(17,681,711)	5/30/08	(17,396)
EUR	591,855	NZD	(1,155,537)	5/30/08	31,848
EUR	680,744	PLN	(2,409,528)	5/30/08	(5,298)
EUR	1,110,273	SEK	(10,464,326)	5/30/08	(6,966)
EUR	(5,640,871)	USD	8,683,553	4/30/08	(210,281)
GBP	(1,105,138)	USD	2,194,956	5/30/08	12,078
GBP	(351,901)	USD	699,263	5/30/08	4,185
IDR	(25,841,601,000)	USD	2,781,358	5/30/08	(25,803)
JPY	287,347,809	EUR	(1,847,777)	4/30/08	(26,534)
JPY	57,846,880	USD	(578,353)	4/30/08	2,801
JPY	764,733,697	USD	(7,675,394)	4/30/08	7,437

(continues)     59

Statements of net assets

Optimum Fixed Income Fund

Foreign Currency Exchange Contracts[1] (continued)
					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
KRW	(86,782,500)	USD	87,500	4/30/08	$(190)
MXN	(4,751,500)	USD	442,000	4/30/08	(2,678)
MXN	(1,674,600)	USD	155,452	5/30/08	(669)
MXN	(67,835,448)	USD	6,291,587	5/30/08	(32,600)
MYR	2,824,119	USD	(883,503)	5/30/08	(1,324)
MYR	(4,152,212)	USD	1,297,607	5/30/08	568
NOK	9,840,106	USD	(1,885,962)	5/30/08	36,046
NZD	(697,637)	USD	559,295	4/30/08	13,241
NZD	(1,557,946)	USD	1,257,843	4/30/08	38,408
NZD	(1,880,995)	USD	1,514,201	4/30/08	41,909
NZD	(1,881,660)	USD	1,514,454	4/30/08	41,642
PLN	1,627,397	HUF	(118,566,242)	4/30/08	14,675
PLN	1,631,036	USD	(722,977)	5/30/08	5,994
RUB	10,412,848	USD	(442,300)	4/30/08	(524)
SEK	12,369,294	EUR	(1,313,249)	4/30/08	7,395
SEK	166,200	USD	(25,432)	4/30/08	2,489
SEK	1,408,317	USD	(230,041)	4/30/08	6,547
SKK	5,496,437	CZK	(4,289,400)	4/30/08	(1,612)
TRY	230,895	USD	(175,000)	4/30/08	(3,927)
TWD	2,633,750	USD	(87,500)	4/30/08	(826)
					$(12,424)

Futures Contracts[2]
					Unrealized
Contracts		Notional	Notional	Expiration	Appreciation
to Buy		Cost	Value	Date	(Depreciation)
36	Canadian
	10 yr Bond	$4,232,198	$4,200,760	6/19/08	$(31,438)
30	Euro Bond	5,331,922	5,491,537	6/06/08	159,615
28	Long Gilt Bond	6,028,942	6,184,808	6/26/08	155,866
389	U.S. Treasury
	5 yr Notes	44,213,337	44,437,172	6/30/08	223,835
		$59,806,399			$507,878

Written Options[3]
					Unrealized
	Number of	Notional	Exercise	Expiration	Appreciation
Description	Contracts	Value	Price	Date	(Depreciation)
Written Call Options
U.S. Treasury
10 yr Future	(29)	$2,900,000	118.00	4/25/08	$(14,206)
U.S. Treasury
10 yr Future	(147)	14,700,000	120.50	4/25/08	65,800
U.S. Treasury
10 yr Future	(58)	5,800,000	121.50	4/25/08	29,587
U.S. Treasury
10 yr Future	(180)	18,000,000	121.50	5/23/08	10,530
		$41,400,000			$91,711
Written Put Options
U.S. Treasury
10 yr Future	(174)	$17,400,000	$114.00	4/25/08	$76,614
U.S. Treasury
10 yr Future	(134)	13,400,000	116.00	4/25/08	22,294
		$30,800,000			$98,908

Swap Contracts[4]
Credit Default Swap Contracts

		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Goldman Sachs
Best Buy
5 yr CDS	$760,000	0.60%	9/20/12	$26,774
10 yr CDS	380,000	0.98%	9/20/17	19,090
Kraft Food
10 yr CDS	1,100,000	0.77%	12/20/17	43,578
JPMorgan Chase Bank
CDX Emerging
Markets
8.1 yr CDS	1,113,000	1.75%	12/20/12	40,312
Embarq
7 yr CDS	755,000	0.77%	9/20/14	91,294
iStar Financal
5 yr CDS	471,000	4.30%	3/20/13	69,705
Merrill Lynch
5 yr CDS	400,000	0.58%	12/20/12	34,064
Lehman Brothers
Autozone
7 yr CDS	550,000	0.445%	6/20/14	21,449
Avon Products
7 yr CDS	550,000	0.245%	6/20/14	9,837
Capmark Financial
5 yr CDS	330,000	1.65%	9/20/12	121,371
CDX Emerging
Markets 8.1	1,113,000	1.75%	12/20/12	39,199
Gannet 7 yr CDS	545,000	0.88%	9/20/14	43,227
Home Depot
5 yr CDS	1,285,000	0.50%	9/20/12	61,597
McDonald’s
7 yr CDS	550,000	0.18%	6/20/14	7,238
New York Times
7 yr CDS	545,000	0.75%	9/20/14	59,857
Newell Rubber
7 yr CDS	550,000	0.385%	6/20/14	14,921
Sara Lee
7 yr CDS	545,000	0.60%	9/20/14	6,277
Target 5 yr CDS	775,000	0.57%	12/20/12	18,169
TJX Companies
7 yr CDS	550,000	0.61%	6/20/14	4,600
Washington
Mutual
4 yr CDS	543,500	0.85%	9/20/11	76,378
10 yr CDS	365,000	3.15%	12/20/17	18,517
	$13,775,500			$827,454
Protection Sold:
Lehman Brothers
Best Buy 5 yr CDS	$380,000	0.61%	9/20/12	$(13,332)
Best Buy 10 yr CDS	190,000	0.99%	9/20/17	(9,406)
	$570,000			$(22,738)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts, written options, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in “Notes to financial statements.”
[2] See Note 8 in “Notes to financial statements.”
[3]  See Note 9 in “Notes to financial statements.”
[4]  See Note 10 in “Notes to financial statements.”

See accompanying notes

(continues)     61

Statements of net assets

Optimum International Fund

March 31, 2008

	Number of	Value
	Shares	(U.S. $)
Common Stock– 97.84%Δ
Australia – 6.28%
Amcor	256,888	$1,678,697
*BHP Billiton	43,700	1,430,238
Foster’s Group	630,281	2,949,352
Macquarie Airports	253,783	749,182
National Australia Bank	150,908	4,158,359
Suncorp-Metway	10,730	126,212
Telstra	1,188,114	4,777,857
Wesfarmers	46,849	1,712,278
Zinifex	44,900	409,543
		17,991,718
Austria – 0.41%
Voestalpine	17,100	1,187,513
		1,187,513
Belgium – 1.81%
Fortis	79,000	1,989,984
Fortis (Amsterdam Exchange)	127,273	3,201,947
†Fortis Strip	48,482	765
		5,192,696
Brazil – 0.33%
*Gerdau ADR	19,950	609,872
Unibanco GDR	2,800	326,592
		936,464
Canada – 1.98%
*Canadian Imperial Bank of Commerce	10,500	676,132
Fairfax Financial Holdings	2,000	582,367
Finning International	21,000	594,710
†HudBay Minerals	14,500	230,248
Petro-Canada	27,600	1,202,409
*Royal Bank of Canada	16,920	790,369
*Sun Life Financial	24,000	1,122,027
TELUS	10,981	462,668
		5,660,930
China – 0.08%
China Petroleum & Chemical
Class H	280,000	239,573
		239,573
Finland – 1.38%
Nokia	42,900	1,356,890
*Stora Enso Class R	82,500	951,833
*UPM-Kymmene	92,961	1,650,604
		3,959,327
France – 12.40%
*Air France-KLM	8,800	247,780
*BNP Paribas	22,840	2,303,130
*Carrefour	38,492	2,968,947
Compagnie de Saint-Gobain	29,206	2,380,850
*Compagnie Generale des
Etablissements Michelin Class B	13,600	1,419,258
*Credit Agricole	50,292	1,555,767
*France Telecom	104,302	3,506,403
Lagardere	17,800	1,330,520
*Renault	53,378	5,905,679
*Sanofi-Aventis	28,198	2,114,873
*Societe Generale	34,943	3,420,436
*†Societe Generale-New	8,736	840,356
†Suez Strip	9,260	146
*Total	101,340	7,523,809
		35,517,954
Germany – 9.26%
Allianz	13,900	2,759,408
BASF	22,800	3,081,776
Deutsche Bank	14,800	1,681,836
*Deutsche Lufthansa	60,400	1,637,758
Deutsche Telekom	232,785	3,894,489
*E.ON	15,500	2,891,603
Epcos	13,300	202,147
†Infineon Technologies	115,200	812,736
Muenchener Rueckversicherungs	12,400	2,426,794
RWE	57,967	7,158,125
		26,546,672
Hong Kong – 1.76%
China Netcom Group	162,500	467,635
Hong Kong Electric Holdings	374,000	2,361,570
Orient Overseas International	48,000	280,889
Wharf Holdings	412,875	1,944,008
		5,054,102
India – 0.21%
State Bank of India GDR	7,130	606,050
		606,050
Italy – 4.01%
Buzzi Unicem	23,300	579,564
ENI	76,800	2,618,210
*Fondiaria-Sai	27,300	1,130,618
Intesa Sanpaolo	631,829	4,452,569
*UniCredito Italiano	403,181	2,698,084
		11,479,045
Japan – 19.34%
Aisin Seiki	3,900	145,473
*Astellas Pharma	59,500	2,302,917
Canon	102,300	4,708,282
*EDION	31,600	292,141
Fanuc	99	9,411
Fujitsu	223,000	1,457,896
Hitachi	109,000	645,934
Honda Motor	44,800	1,278,010
*JFE Holdings	47,100	2,087,455
Kao	121,000	3,427,503
*KDDI	295	1,801,413
Kyushu Electric Power	34,500	842,349
*Millea Holdings	78,800	2,907,690
*Mitsubishi	39,000	1,177,078
*Mitsubishi Chemical Holdings	148,000	977,960
Mitsubishi UFJ Financial Group	258,900	2,232,567
*Mitsui & Co.	74,000	1,498,846

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Japan (continued)
Mitsui Chemicals	149,000	$986,062
Mitsui OSK Lines	117,000	1,413,666
*Namco Bandai Holdings	43,500	588,840
Nippon Mining Holdings	103,000	545,312
*Nippon Steel	196,000	992,479
Nippon Telegraph & Telephone	311	1,340,920
*Nippon Yusen Kabushiki Kaisha	51,000	478,652
*Nissan Motor	185,700	1,534,310
Nitto Denko	38,600	1,629,459
*Oki Electric Industry	139,000	267,602
ORIX	6,390	871,392
Seven & I Holdings	90,200	2,261,104
Sharp	71,000	1,205,996
*Sumitomo Mitsui Financial Group	253	1,664,173
Takeda Pharmaceutical	69,300	3,467,432
*Tokyo Electric Power	58,400	1,560,573
*Toshiba	221,000	1,475,844
Tosoh	99,000	340,489
*Toyota Motor	70,300	3,503,369
West Japan Railway	340	1,493,231
		55,413,830
Netherlands – 5.31%
ArcelorMittal	28,854	2,363,085
Corporate Express	37,200	432,713
ING Groep CVA	183,716	6,877,827
Koninklijke Ahold	111,960	1,661,041
Reed Elsevier	143,848	2,742,586
Royal KPN	22,400	378,287
Wolters Kluwer	28,900	764,928
		15,220,467
New Zealand – 0.44%
*Telecom Corporation of New Zealand	427,992	1,259,583
		1,259,583
Norway – 0.57%
StatoilHydro ASA	54,600	1,636,124
		1,636,124
Philippines – 0.10%
Philippine Long Distance Telephone	4,200	284,480
		284,480
Republic of Korea – 0.70%
Hana Financial Group	5,500	224,920
Honam Petrochemical	2,900	236,309
†Hynix Semiconductor	7,800	219,346
Hyundai Mobis	1,730	134,857
Industrial Bank of Korea	16,180	238,529
Kookmin Bank	2,700	151,037
POSCO	700	336,445
Samsung Electronics	360	226,464
Shinhan Financial Group	4,530	239,227
		2,007,134
Russia – 0.16%
LUKOIL ADR	5,350	446,190
		446,190
Singapore – 0.94%
†Flextronics International	82,900	778,431
Jardine Matheson Holdings	4,400	138,952
Neptune Orient Lines	84,000	198,365
Oversea-Chinese Banking	269,800	1,587,924
		2,703,672
South Africa – 0.67%
*Sanlam	121,610	286,450
Sasol	31,688	1,518,484
Standard Bank Group	10,400	113,122
		1,918,056
Spain – 4.81%
Banco Santander Central Hispano	183,662	3,658,207
Iberdrola	215,264	3,336,357
Repsol YPF	51,800	1,787,185
Telefonica	173,986	4,997,757
		13,779,506
Sweden – 1.08%
Svenska Cellulosa	59,100	1,076,362
Tele2	45,500	859,292
Volvo	76,650	1,160,641
		3,096,295
Switzerland – 2.81%
Credit Suisse Group	30,400	1,547,085
Novartis	98,823	5,064,020
Xstrata	20,790	1,455,234
		8,066,339
Taiwan – 1.45%
AU Optronics	833	1,445
Chunghwa Telecom ADR	58,003	1,509,238
Siliconware Precision Industries	250,853	421,019
Taiwan Semiconductor
Manufacturing	158,375	328,873
Taiwan Semiconductor
Manufacturing ADR	164,324	1,687,607
United Microelectronics	351,371	216,232
		4,164,414
Thailand – 0.10%
PTT PCL	27,800	279,015
		279,015
United Kingdom – 19.45%
Antofagasta	13,400	186,554
Associated British Foods	65,700	1,141,549
AstraZeneca	18,000	673,018
Aviva	208,405	2,553,983
BAE Systems	173,300	1,669,786
Barclays	218,900	1,967,963
BG Group	158,312	3,660,267
BHP Billiton	28,000	830,754
BP	390,250	3,965,390
British American Tobacco	26,600	998,266
Compass Group	219,298	1,402,493
GKN	240,560	1,452,536
GlaxoSmithKline	302,645	6,402,707

(continues)     63

Statements of net assets

Optimum International Fund

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
United Kingdom (continued)
HBOS	373,656	$4,156,431
Home Retail Group	71,200	369,509
Kazakhmys	31,200	989,474
Lloyds TSB Group	356,915	3,194,584
Marston’s	54,900	223,902
*Punch Taverns	72,980	779,942
Royal Bank of Scotland Group	662,683	4,435,379
Royal Dutch Shell Class A	200,350	6,912,402
Unilever	141,312	4,767,613
Vodafone Group	1,001,125	2,998,131
		55,732,633
Total Common Stock
(cost $257,044,656)		280,379,782

Preferred Stock– 0.54%
Brazil – 0.39%
Usinas Siderurgicas de Minas Gerais
Class A	20,250	1,132,456
		1,132,456
Republic of Korea – 0.15%
Hyundai Motor	6,020	198,467
Samsung Electronics	500	225,172
		423,639
Total Preferred Stock
(cost $933,933)		1,556,095

	Principal
	Amount (U.S. $)
Repurchase Agreement** – 0.55%
BNP Paribas 1.55%, dated
3/31/08, to be repurchased
on 4/1/08, repurchase price
$1,568,068 (collateralized
by U.S. Government
obligations, ranging in par
value $89,000-$1,249,000,
4.125%-6.50%,
8/15/08-2/15/10; with total
market value $1,601,160)	$1,568,000	1,568,000
Total Repurchase Agreement
(cost $1,568,000)		1,568,000
Total Value of Securities Before Securities
Lending Collateral – 98.93%
(cost $259,546,589)		283,503,877

	Number of	Value
	Shares	(U.S. $)
Securities Lending Collateral*** – 20.42%
Investment Companies
Mellon GSL DBT II
Collateral Fund	58,517,599	$58,517,599
Total Securities Lending Collateral
(cost $58,517,599)		58,517,599

Total Value of Securities – 119.35%
(cost $318,064,188)		342,021,476 ©
Obligation to Return Securities
Lending Collateral*** – (20.42%)		(58,517,599)
Receivables and Other Assets
Net of Liabilities – 1.07%		3,055,086
Net Assets Applicable to 20,738,909
Shares Outstanding – 100.00%		$286,558,963

Net Asset Value – Optimum International Fund
Class A ($22,971,547 / 1,660,060 Shares)		$13.84
Net Asset Value – Optimum International Fund
Class B ($4,203,102 / 309,571 Shares)		$13.58
Net Asset Value – Optimum International Fund
Class C ($84,430,725 / 6,214,752 Shares)		$13.59
Net Asset Value – Optimum International Fund
Institutional Class ($174,953,589 / 12,554,526 Shares)		$13.94

Components of Net Assets at March 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)		$255,909,408
Undistributed net investment income		1,994,097
Accumulated net realized gain on investments		4,669,810
Net unrealized appreciation of investments
and foreign currencies		23,985,648
Total net assets		$286,558,963

Δ	Securities have been classified by country origin. Classification by type of business has been presented on page 34 in “Country/Sector allocations.”

†	Non-income producing security for the year ended March 31, 2008.

*	Fully or partially on loan.

**	See Note 1 in “Notes to financial statements.”

***	See Note 11 in “Notes to financial statements”.

©	Includes $56,079,279 of securities loaned.

Summary of Abbreviations: ADR – American Depositary Receipts CVA – Dutch Certificate GBP – British Pounds Sterling GDR – Global Depositary Receipts JPY – Japanese Yen USD – United States Dollar

Net Asset Value and Offering Price Per Share –
Optimum International Fund
Net asset value Class A (A)	$13.84
Sales charge (5.75% of offering price) (B)	0.84
Offering price	$14.68

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

The following foreign currency exchange contracts were outstanding at March 31, 2008:

Foreign Currency Exchange Contracts1

Contracts to					Unrealized
Receive (Deliver)		In Exchange For		Settlement Date	Depreciation
GBP	(4,733,500)	USD	9,362,390	4/30/08	$(11,372)
JPY	23,727,519	USD	(238,916)	4/1/08	(998)
JPY	4,782,440	USD	(48,089)	4/2/08	(135)
					$(12,505)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in ”Notes to financial statements.”

See accompanying notes

(continues)     65

Statements of net assets

Optimum Large Cap Growth Fund

March 31, 2008

	Number of	Value
	Shares	(U.S. $)
Common Stock – 94.66%
Basic Industry/Capital Goods – 10.43%
Air Products & Chemicals	51,071	$4,698,532
BHP Billiton (Australia)	180,300	5,900,957
*Danaher	187,100	14,225,213
Deere & Co.	59,508	4,786,824
†Foster Wheeler	79,200	4,484,304
*Freeport-McMoRan Copper & Gold	39,400	3,791,068
General Electric	524,429	19,409,117
Honeywell International	49,827	2,811,239
Joy Global	30,700	2,000,412
*Kinross Gold	147,800	3,267,858
Monsanto	195,192	21,763,909
Praxair	191,353	16,117,663
		103,257,096
Business Services – 5.66%
Accenture Class A	166,000	5,838,220
Automatic Data Processing	134,200	5,688,738
Expeditors International
of Washington	71,600	3,234,888
*MasterCard Class A	77,827	17,354,643
McGraw-Hill Companies	253,300	9,359,435
*Moody’s	67,600	2,354,508
Rogers Communications Class B	130,100	4,673,192
Sysco	129,300	3,752,286
†Visa Class A	61,100	3,810,196
		56,066,106
Consumer Durables – 1.98%
†Electronic Arts	72,200	3,604,224
*Nintendo (Japan)	17,000	8,761,654
Toyota Motor ADR	71,841	7,248,038
		19,613,916
Consumer Non-Durables – 9.57%
*†Amazon.com	77,600	5,532,880
†B2W Varejo (Brazil)	31,300	1,066,321
*†Bed Bath & Beyond	58,900	1,737,550
Coca-Cola	114,387	6,962,737
Costco Wholesale	115,222	7,485,973
CVS Caremark	617,541	25,016,586
*Fastenal	28,600	1,313,598
Groupe Danone (France)	35,000	3,128,822
Heineken ADR	205,253	5,982,714
InBev (Belgium)	34,822	3,063,446
†Kohl’s	45,300	1,942,917
Lojas Renner (Brazil)	68,500	1,272,895
Lowe’s Companies	287,471	6,594,585
Nestle	2,800	1,398,872
PepsiCo	58,950	4,256,190
Procter & Gamble	98,152	6,877,511
Reckitt Benckiser (United Kingdom)	31,100	1,723,252
†Starbucks	53,906	943,355
Tesco (United Kingdom)	520,008	3,913,890
Walgreen	52,200	1,988,298
*Whole Foods Market	78,600	2,591,442
		94,793,834
Consumer Services – 7.70%
International Game Technology	88,150	3,544,512
*†Las Vegas Sands	191,356	14,091,456
*Marriott International Class A	55,500	1,906,980
McDonald’s	387,951	21,636,027
*†MGM MIRAGE	115,784	6,804,626
Naspers Class N (South Africa)	134,400	2,337,031
*Shaw Communications
Class B (Canada)	149,200	2,712,456
*†Wynn Resorts	73,763	7,423,508
Yum Brands	423,892	15,773,021
		76,229,617
Energy – 12.19%
Baker Hughes	77,500	5,308,750
*†Cameron International	60,756	2,529,880
Chevron	27,500	2,347,400
EOG Resources	42,800	5,136,000
Exxon Mobil	87,400	7,392,292
†FMC Technologies	21,140	1,202,655
Hess	151,066	13,321,000
†McDermott International	118,220	6,480,820
*Murphy Oil	31,000	2,546,340
Petroleo Brasileiro SA ADR	142,107	14,510,546
Petroleo Brasiliero SP ADR	50,700	4,293,783
Schlumberger	343,767	29,907,730
Suncor Energy	20,100	1,936,635
*Total (France)	91,000	6,756,134
*†Transocean	99,696	13,478,899
†Vestas Wind Systems	19,550	2,135,074
†Weatherford International	19,801	1,434,978
		120,718,916
Financials – 10.13%
Assurant	52,900	3,219,494
*BlackRock	10,700	2,184,726
†Bosvespa Holding (Brazil)	323,800	4,378,167
CME Group	6,100	2,861,510
Franklin Resources	47,600	4,616,724
Goldman Sachs Group	102,190	16,901,204
†Industrial & Commercial Bank
of China Class H (China)
(Hong Kong Exchange)	22,195,000	15,454,679
JPMorgan Chase	320,896	13,782,483
Merrill Lynch	56,168	2,288,284
Northern Trust	38,400	2,552,448
*Prudential Financial	21,100	1,651,075
†Redecard (Brazil)	95,900	1,575,130
Schwab (Charles)	98,000	1,845,340
*St. Joe	169,752	7,287,453
*State Street	107,160	8,465,640
Wells Fargo	387,816	11,285,446
		100,349,803

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Health Care – 12.61%
Aetna	143,900	$6,056,751
Alcon (Switerland)	23,600	3,357,100
Allergan	72,200	4,071,358
*†Amylin Pharmaceuticals	105,689	3,087,176
Becton, Dickinson	44,500	3,820,325
*†Celgene	29,300	1,795,797
CIGNA	99,400	4,032,658
Covidien	89,075	3,941,569
†Genentech	236,498	19,198,907
†Gilead Sciences	167,220	8,616,847
†Humana	39,800	1,785,428
†Intuitive Surgical	4,500	1,459,575
*†Laboratory Corporation
of America Holdings	68,500	5,047,080
McKesson	50,100	2,623,737
†Medco Health Solutions	49,400	2,163,226
Medtronic	142,650	6,899,981
Merck	323,714	12,284,946
Roche Holding (Switzerland)	14,193	2,670,564
Schering-Plough	107,200	1,544,752
†St. Jude Medical	72,300	3,122,637
Stryker	52,200	3,395,610
UnitedHealth Group	426,424	14,651,928
†WellPoint	124,600	5,498,598
†Zimmer Holdings	48,100	3,745,066
		124,871,616
Technology – 21.87%
†Amdocs	64,500	1,829,220
America Movil Series L ADR	365,108	23,253,728
†American Tower Class A	153,200	6,006,972
†Apple	76,900	11,035,150
AT&T	330,340	12,652,022
†Autodesk	124,000	3,903,520
China Mobil (Hong Kong)	931,500	13,857,885
†Cisco Systems	254,700	6,135,723
Corning	229,100	5,507,564
*†Crown Castle International	218,000	7,518,820
†Dell	128,200	2,553,744
*†Dolby Laboratories Class A	55,200	2,001,552
*†EMC	142,800	2,047,752
*†Expedia	161,203	3,528,734
General Dynamics	210,847	17,578,314
†Google Class A	68,582	30,208,313
Hon Hai Precision Industry GDR	284,600	3,241,594
*Infosys Technologies ADR	43,500	1,555,995
Intel	119,100	2,522,538
*†Juniper Networks	131,300	3,282,500
*†Leap Wireless International	31,400	1,463,240
Lockheed Martin	162,012	16,087,792
†Marvell Technology Group	286,100	3,112,768
†McAfee	11,900	393,771
*†MetroPCS Communications	42,200	717,400
Microsoft	423,950	12,031,701
Precision Castparts	23,269	2,375,300
QUALCOMM	217,871	8,932,711
*Schneider Electric (France)	31,668	4,096,492
Tencent Holdings	206,400	1,176,004
*†VeriSign	177,600	5,903,424
		216,512,243
Transportation – 2.18%
Norfolk Southern	89,439	4,858,326
Union Pacific	133,090	16,686,825
		21,545,151
Utilities – 0.34%
†AES	199,200	3,320,664
		3,320,664
Total Common Stock
(cost $884,296,642)		937,278,962

	Principal
	Amount (U.S. $)
Repurchase Agreement** – 5.42%
BNP Paribas 1.55%, dated
3/31/08, to be repurchased
on 4/1/08, repurchase price
$53,657,310 (collateralized by
U.S. Government obligations,
ranging in par value
$3,041,000-$42,731,000,
4.125%-6.50%,
8/15/08-2/15/10; with total
market value $54,789,693)	$53,655,000	53,655,000
Total Repurchase Agreement
(cost $53,655,000)		53,655,000

Total Value of Securities Before
Securities Lending Collateral – 100.08%
(cost $937,951,642)		990,933,962

	Number of
	Shares
Securities Lending Collateral*** – 15.51%
Investment Companies
Mellon GSL DBT II
Collateral Fund	153,563,933	153,563,933
Total Securities Lending Collateral
(cost $153,563,933)		153,563,933

(continues)     67

Statements of net assets

Optimum Large Cap Growth Fund

Total Value of Securities – 115.59%
(cost $1,091,515,575)	$1,144,497,895 ©
Obligation to Return Securities
Lending Collateral*** – (15.51%)	(153,563,933)
Liabilities Net of Receivables and
Other Assets – (0.08%)	(826,225)
Net Assets Applicable to 87,785,269
Shares Outstanding – 100.00%	$990,107,737

Net Asset Value – Optimum Large Cap Growth Fund
Class A ($54,021,818 / 4,816,330 Shares)	$11.22
Net Asset Value – Optimum Large Cap Growth Fund
Class B ($9,345,412 / 859,516 Shares)	$10.87
Net Asset Value – Optimum Large Cap Growth Fund
Class C ($203,393,755 / 18,709,740 Shares)	$10.87
Net Asset Value – Optimum Large Cap Growth Fund
Institutional Class
($723,346,752 / 63,399,683 Shares)	$11.41

Components of Net Assets at March 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)	$958,549,648
Accumulated net investment loss	(117,792)
Accumulated net realized loss on investments	(21,340,526)
Net unrealized appreciation of investments
and foreign currencies	53,016,407
Total net assets	$990,107,737

*	Fully or partially on loan.
†	Non-income producing security for the year ended March 31, 2008.
**	See Note 1 in “Notes to financial statements.”
***	See Note 11 in “Notes to financial statements.”
©	Includes $148,844,130 of securities loaned.

Summary of Abbreviations: ADR — American Depositary Receipts GDR — Global Depositary Receipts

Net Asset Value and Offering Price Per Share –
Optimum Large Cap Growth Fund
Net asset value Class A (A)	$11.22
Sales charge (5.75% of offering price) (B)	0.68
Offering price	$11.90

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

Optimum Large Cap Value Fund

March 31, 2008

	Number of	Value
	Shares	(U.S. $)
Common Stock – 95.70%
Consumer Discretionary – 9.30%
Advance Auto Parts	27,420	$933,651
*Comcast Class A	282,500	5,463,550
Disney (Walt)	145,440	4,563,907
Gap	340,600	6,703,008
*General Motors	369,390	7,036,880
Home Depot	86,500	2,419,405
Macy’s	244,830	5,645,780
Mattel	342,900	6,823,710
*NIKE Class B	117,380	7,981,840
Omnicom Group	93,790	4,143,642
*Regal Entertainment Group Class A	525,400	10,134,965
*Royal Caribbean Cruises	163,780	5,388,362
*Sherwin-Williams	52,850	2,697,464
Sony ADR	93,300	3,738,531
Staples	100,500	2,222,055
*†Toll Brothers	154,000	3,615,920
WPP Group (United Kingdom)	163,150	1,947,582
		81,460,252
Consumer Staples – 10.15%
Altria Group	154,910	3,439,002
CVS Caremark	126,351	5,118,479
Diageo (United Kingdom)	262,316	5,294,424
General Mills	69,710	4,174,235
Kellogg	104,910	5,514,070
Kimberly-Clark	183,450	11,841,697
Kraft Foods Class A	396,350	12,290,813
Nestle (Switzerland)	12,611	6,300,422
PepsiCo	42,300	3,054,060
Philip Morris International	204,030	10,319,837
Procter & Gamble	96,380	6,753,347
Sara Lee	694,000	9,702,120
*Whole Foods Market	154,100	5,080,677
		88,883,183
Energy – 10.89%
Apache	51,270	6,194,441
Chevron	206,292	17,609,085
ConocoPhillips	263,100	20,050,852
Devon Energy	74,840	7,808,057
*EOG Resources	37,280	4,473,600
Exxon Mobil	159,200	13,465,136
*Hess	91,380	8,057,888
Marathon Oil	58,420	2,663,952
Royal Dutch Shell ADR	34,040	2,348,079
*Total ADR	170,960	12,652,750
		95,323,840
Financials – 19.89%
Allstate	297,590	14,302,174
American Express	61,120	2,672,166
American International Group	194,400	8,407,800
Aon	33,420	1,343,484
Bank of America	257,103	9,746,775
Bank of New York Mellon	194,146	8,101,713
*Blackstone Group	254,140	4,035,743
*CapitalSource	242,600	2,345,942
Chubb	147,580	7,302,258
Citigroup	490,910	10,515,292
Fannie Mae	468,900	12,341,448
Franklin Resources	47,030	4,561,440
Genworth Financial	175,250	3,967,660
Goldman Sachs Group	39,930	6,604,023
Hartford Financial Services Group	55,080	4,173,412
*Hospitality Properties Trust	111,800	3,803,436
JPMorgan Chase	280,807	12,060,661
*Lehman Brothers Holdings	48,500	1,825,540
*Merrill Lynch	68,660	2,797,208
*MetLife	196,150	11,819,999
*New York Community Bancorp	389,100	7,089,402
PNC Financial Services Group	69,540	4,559,738
*Prudential Financial	39,820	3,115,915
State Street	70,880	5,599,520
*SunTrust Banks	92,710	5,112,029
Travelers	216,413	10,355,362
UBS (Switzerland)	192,145	5,582,709
		174,142,849
Health Care – 8.62%
Abbott Laboratories	37,400	2,062,610
Aetna	157,500	6,629,175
Covidien	99,100	4,385,175
GlaxoSmithKline (United Kingdom)	101,300	2,143,086
Johnson & Johnson	164,580	10,676,305
Merck	191,500	7,267,425
Pfizer	695,840	14,563,930
*†Tenet Healthcare	1,278,530	7,236,480
UnitedHealth Group	74,030	2,543,671
†Watson Pharmaceuticals	231,600	6,790,512
†WellPoint	77,040	3,399,775
Wyeth	185,860	7,761,514
		75,459,658
Industrials – 13.50%
3M	26,630	2,107,765
*Avery Dennison	103,000	5,072,750
Block (H&R)	119,800	2,487,048
Burlington Northern Santa Fe	44,640	4,116,701
Eaton	17,250	1,374,308
General Electric	377,100	13,956,470
*Grainger (W.W.)	49,190	3,757,624
Honeywell International	126,400	7,131,488
*Ingersoll-Rand Class A	70,110	3,125,504
Johnson Controls	66,880	2,260,544
Lockheed Martin	187,670	18,635,630
*Masco	298,020	5,909,737
Northrop Grumman	92,510	7,198,203
Raytheon	20,440	1,320,628

(continues)     69

Statements of net assets

Optimum Large Cap Value Fund

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Industrials (continued)
Rockwell Automation	48,230	$2,769,367
Timken	35,830	1,064,868
Tyco Electronics	219,500	7,533,240
Tyco International	181,300	7,986,265
Union Pacific	59,300	7,435,034
United Technologies	113,240	7,793,177
Waste Management	152,900	5,131,324
		118,167,675
Information Technology – 7.32%
Accenture Class A	194,110	6,826,849
Automatic Data Processing	22,660	960,557
†Cisco Systems	19,810	477,223
Hewlett-Packard	219,680	10,030,589
Intel	380,780	8,064,920
International Business Machines	178,740	20,580,124
Motorola	512,700	4,768,110
†Oracle	453,380	8,868,113
†Visa Class A	57,110	3,561,380
		64,137,865
Materials – 6.02%
Air Products & Chemicals	32,080	2,951,360
Alcoa	132,500	4,777,950
*duPont (E.I.) deNemours	336,200	15,720,712
*Louisiana-Pacific	281,200	2,581,416
*MeadWestvaco	302,400	8,231,328
*Packaging Corporation of America	432,900	9,666,657
PPG Industries	106,480	6,443,105
Praxair	22,290	1,877,487
*†Smurfit-Stone Container	60,140	463,078
		52,713,093
Telecommunications – 6.27%
AT&T	572,230	21,916,408
*BCE	289,385	9,760,956
Embarq	70,306	2,819,271
*Qwest Communications
International	1,911,000	8,656,830
Verizon Communications	66,110	2,409,710
Vodafone Group (United Kingdom)	1,424,507	4,266,059
Windstream	428,900	5,125,355
		54,954,589
Utilities – 3.74%
Ameren	80,800	3,558,432
American Electric Power	234,130	9,746,832
*Dominion Resources	132,926	5,428,698
Entergy	34,340	3,745,807
FPL Group	60,560	3,799,534
PG&E	60,400	2,223,928
PPL	27,240	1,250,861
Public Service Enterprise Group	75,730	3,043,589
		32,797,681
Total Common Stock
(cost $852,811,192)		838,040,685

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Repurchase Agreement** – 3.98%
BNP Paribas 1.55%, dated
3/31/08, to be repurchased
on 4/1/08, repurchase price
$34,833,500 (collateralized by
U.S. Government obligations,
ranging in par value
$1,974,000-$27,740,000,
4.125%-6.50%,
8/15/08-2/15/10; with total
market value $35,568,625)	$34,832,000	$34,832,000
Total Repurchase Agreement
(cost $34,832,000)		34,832,000
Total Value of Securities Before Securities
Lending Collateral – 99.68%
(cost $887,643,192)		872,872,685

	Number of
	Shares
Securities Lending Collateral*** – 16.97%
Investment Companies
Mellon GSL DBT II
Collateral Fund	148,627,368	148,627,368
Total Securities Lending Collateral
(cost $148,627,368)		148,627,368

Total Value of Securities – 116.65%
(cost $1,036,270,560)		1,021,500,053	©
Obligation to Return Securities
Lending Collateral*** – (16.97%)		(148,627,368)
Receivables and Other Assets
Net of Liabilities – 0.32%		2,816,452
Net Assets Applicable to 78,468,100
Shares Outstanding – 100.00%		$875,689,137

Net Asset Value – Optimum Large Cap Value Fund
Class A ($53,096,999 / 4,754,013 Shares)		$11.17
Net Asset Value – Optimum Large Cap Value Fund
Class B ($9,454,557 / 852,823 Shares)		$11.09
Net Asset Value – Optimum Large Cap Value Fund
Class C ($205,500,885 / 18,542,615 Shares)		$11.08
Net Asset Value – Optimum Large Cap Value Fund
Institutional Class
($607,636,696 / 54,318,649 Shares)		$11.19

Components of Net Assets at March 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)	$882,003,090
Undistributed net investment income	2,500,621
Accumulated net realized gain on investments	5,936,557
Net unrealized depreciation of investments
and foreign currencies	(14,751,131)
Total net assets	$875,689,137

*	Fully or partially on loan.
†	Non-income producing security for the year ended March 31, 2008.
**	See Note 1 in “Notes to financial statements.”
***	See Note 11 in “Notes to financial statements.”
©	Includes $142,055,884 of securities loaned.

ADR — American Depositary Receipts

Net Asset Value and Offering Price Per Share –
Optimum Large Cap Value Fund
Net asset value Class A (A)	$11.17
Sales charge (5.75% of offering price) (B)	0.68
Offering price	$11.85

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

(continues)     71

Statements of net assets

Optimum Small-Mid Cap Growth Fund

March 31, 2008

	Number of
	Shares	Value
Common Stock – 97.81%²
Basic Industry/Capital Goods – 16.20%
Acuity Brands	12,500	$536,875
Albany International	13,000	469,820
AMETEK	47,500	2,085,725
*†Atwood Oceanics	17,000	1,559,240
*Belden	8,000	282,560
Donaldson	34,000	1,369,520
†Drew Industries	15,000	366,900
Dynamic Materials	16,400	708,480
Greif Class A	8,000	543,440
*Herman Miller	25,000	614,250
*Kaydon	10,000	439,100
Lincoln Electric Holdings	5,500	354,695
†Littelfuse	10,000	349,700
†Mettler-Toledo International	20,000	1,942,400
*Mine Safety Appliances	7,600	313,044
†Moog Class A	15,000	633,150
*Nordson	31,000	1,669,350
*Pentair	33,400	1,065,460
*†Quanta Services	44,000	1,019,480
†Stanley	35,800	1,054,668
*†T-3 Energy Services	10,700	455,392
*Texas Industries	7,000	420,770
Toro	16,200	670,518
†Varian	7,000	405,440
†Waste Connections	40,950	1,258,803
†Willbros Group	22,500	688,500
*†Zoltek	26,300	697,476
		21,974,756
Business Services – 7.20%
Administaff	20,000	472,200
†comScore	19,800	397,188
†Concur Technologies	74,000	2,297,700
*†ExlService Holdings	43,000	987,280
G & K Services Class A	15,000	534,150
Global Payments	10,000	413,600
†Hackett Group	42,800	167,348
*†Kenexa	21,000	388,080
*Knoll	25,000	288,500
*†Perficient	26,700	211,998
†SkillSoft ADR	75,000	785,250
†TrueBlue	20,000	268,800
†Ultimate Software Group	15,800	474,948
*†Universal Technical Institute	30,000	351,900
*†ValueClick	68,915	1,188,784
Viad	15,000	540,150
		9,767,876
Consumer Durables – 3.79%
*†Cavco Industries	40,300	1,412,112
*†Champion Enterprises	168,400	1,689,052
*†Jarden	13,000	282,620
†Scientific Games Class A	15,000	316,650
*Spartan Motors	56,300	476,298
*Thor Industries	20,000	595,400
*Winnebago Industries	22,000	371,800
		5,143,932
Consumer Non-Durables – 8.17%
Abercrombie & Fitch Class A	22,200	1,623,707
†American Apparel	35,000	330,750
*†Central European District	18,050	1,050,330
*†Chico’s FAS	40,000	284,400
*Christopher & Banks	16,000	159,840
*†Iconix Brand Group	39,600	687,060
*†J. Crew Group	29,050	1,283,139
*†Lululemon Athletica	3,300	93,819
Oxford Industries	31,000	698,430
*Pool	50,000	944,500
†Rush Enterprises Class A	30,000	475,200
*†True Religion Apparel	80,300	1,489,565
†Urban Outfitters	48,000	1,504,800
*†Volcom	22,800	460,788
		11,086,328
Consumer Services – 4.61%
†Bally Technologies	9,100	312,494
*†BJ’s Restaurants	54,000	778,140
*†Entravision Communications	120,000	799,200
*†HealthExtras	28,400	705,456
*†inVentiv Health	12,069	347,708
*†ITT Educational Services	14,000	643,020
†Lions Gate Entertainment	85,000	828,750
*†Pinnacle Entertainment	50,000	640,000
†Salem Communications Class A	45,000	180,450
†Sonic	13,500	297,540
*†Spanish Broadcasting
Systems Class A	36,400	64,428
Speedway Motorsports	5,600	140,392
Team	8,100	221,130
*†Vail Resorts	6,000	289,740
		6,248,448
Energy – 8.50%
*†Arena Resources	28,100	1,087,751
*†Carrizo Oil & Gas	55,087	3,265,006
†Dawson Geophysical	11,300	762,750
†Dresser-Rand Group	3,700	113,775
†Dril-Quip	13,100	608,757
*†Flotek Industries	10,000	145,900
†FMC Technologies	42,000	2,389,380
†Gulfport Energy	30,700	325,420
†Orion Energy Systems	48,700	464,598
*†Quicksilver Resources	22,800	832,884
†Tesco	8,800	210,760
*†TETRA Technologies	43,000	681,120
†TXCO Resources	3,300	40,854
*†Warren Resources	50,000	593,500
		11,522,455

	Number of
	Shares	Value
Common Stock (continued)
Financials – 7.50%
*Aaron Rents	20,000	$430,800
*†AmeriCredit	19,500	196,365
Associated Banc-Corp	18,000	479,340
*†Centennial Bank Holdings	70,000	439,600
†eHealth	50,800	1,121,156
Electro Rent	40,000	606,000
†H&E Equipment Services	25,000	314,250
HCC Insurance Holdings	28,050	636,455
*K-Fed Bancorp	80,000	912,800
*Lakeland Financial	12,000	271,800
*Life Partners Holdings	20,500	378,225
*MB Financial	34,000	1,046,520
Old Second Bancorp	9,000	239,040
†Pinnacle Financial Partners	9,700	248,320
TCF Financial	45,000	806,400
Valley National Bancorp	60,000	1,152,600
ViewPoint Financial Group	45,000	742,950
*†World Acceptance	4,500	143,325
		10,165,946
Health Care – 9.02%
*†Accuray	46,900	366,289
†Alexion Pharmaceuticals	6,900	409,170
*†Allscripts Healthcare Solutions	20,591	212,499
*†Arena Pharmaceuticals	25,000	171,000
*†Array Biopharma	20,000	140,200
†Auxilium Pharmaceuticals	3,500	93,590
†Axsys Technologies	9,000	448,920
†Barrier Therapeutics	25,000	85,250
*†BioMarin Pharmaceuticals	33,500	1,184,895
†Caraco Pharmaceutical
Laboratories	22,700	407,465
†Cephalon	6,000	386,400
†Cynosure	26,700	568,710
*†deCODE genetics	34,400	52,632
†Genoptix	19,000	475,190
†Idexx Laboratories	7,500	369,450
*†Illumina	4,000	303,600
*†IsoRay	140,000	140,000
†LifeCell	11,400	479,142
*†Medarex	30,000	265,500
*Medicis Pharmaceutical Class A	7,500	147,675
@=†PMedicure Restricted PIPE	74,014	0
*†Myriad Genetics	5,000	201,450
*†Natus Medical	32,000	580,800
†Nektar Therapeutics	25,000	173,500
†Neurogen	40,000	74,400
†NightHawk Radiology Holdings	47,000	439,920
†Obagi Medical Products	41,200	357,616
†Orthofix International	17,000	676,090
†Pharmacopeia	110,000	404,800
*†PSS World Medical	42,000	699,720
*†Psychiatric Solutions	10,000	339,200
†QLT	35,000	124,250
*†Sciele Pharma	40,945	798,428
†Seattle Genetics	19,900	181,090
*†Virtual Radiologic	30,700	469,096
		12,227,937
Real Estate – 0.44%
*DiamondRock Hospitality	47,000	595,490
		595,490
Technology – 31.47%
*†Acme Packet	40,647	324,770
*†American Reprographics	30,000	445,200
†American Tower Class A	32,400	1,270,404
Amphenol Class A	20,000	745,000
*†Anadigics	61,100	400,816
†Ansys	22,000	759,440
†ArcSight	41,500	286,765
†Atheros Communications	39,100	814,844
†AuthenTec	24,700	245,518
*†Avid Technology	37,100	903,014
†Cavium Networks	11,000	180,400
*†Ciena	15,000	462,450
*†CNET Networks	90,000	639,000
*†Cogent Communications Group	32,000	585,920
†Crown Castle International	18,400	634,616
*†Cybersource	45,800	669,138
†DealerTrack Holdings	23,600	477,192
†Dice Holdings	28,000	249,480
†Double-Take Software	44,100	515,088
*†ESCO Technologies	40,200	1,596,744
*†FalconStor Software	77,400	589,014
*†FLIR Systems	110,000	3,309,899
*†Focus Media Holding ADR	43,076	1,514,121
†Globecomm Systems	27,100	235,770
†Gmarket ADR	37,400	801,108
†II-VI	17,000	645,660
*†Informatica	62,000	1,057,720
*†Innerworkings	73,100	1,025,593
†Integrated Device Technology	83,000	741,190
†Interactive Intelligence	47,500	559,075
†IPG Photonics	101,200	1,587,828
*†Liquidity Services	35,400	283,200
†Mellanox Technologies	28,300	394,219
†Microsemi	40,000	912,000
†Netgear	15,000	299,250
†Netlogic Microsystems	24,800	598,672
†Nice Systems ADR	25,000	705,500
†Novell	140,400	883,116
†O2Micro International ADR	71,200	550,376
†Omrix Biopharmaceuticals	31,528	441,392
†ON Semiconductor	79,350	450,708
†Phoenix Technologies	47,400	742,284
†Plexus	16,000	448,800

(continues)     73

Statements of net assets

Optimum Small-Mid Cap Growth Fund

	Number of
	Shares	Value
Common Stock (continued)
Technology (continued)
*†Polycom	50,000	$1,127,000
†PROS Holdings	38,500	483,175
*Quality Systems	12,000	358,440
†Radiant Systems	35,000	488,950
*†Sapient	71,500	497,640
*†Sierra Wireless	41,100	655,545
*†Sigma Designs	39,100	886,397
†SRA International Class A	17,000	413,270
†Starent Networks	25,000	337,500
†Supertex	21,800	444,938
†Switch & Data Facilities	25,000	255,250
*†Synaptics	39,300	938,484
*†Synchronoss Technologies	42,700	855,281
†Taleo Class A	19,800	384,120
†Tellabs	190,000	1,035,500
*†Time Warner Telecom Class A	88,000	1,363,120
†Trimble Navigation	20,000	571,800
*†Vasco Data Security International	43,100	589,608
		42,668,312
Transportation – 0.91%
†American Commercial Lines	17,000	268,600
†CAI International	3,900	50,154
*Heartland Express	64,000	912,640
		1,231,394
Total Common Stock
(cost $136,925,466)		132,632,874

Warrant – 0.00%
=†Isoray, exercise price $5.00,
expiration date 3/22/11	28,000	0
Total Warrant
(cost $0)		0

	Principal
	Amount
Repurchase Agreement** – 1.97%
BNP Paribas 1.55%, dated
3/31/08, to be repurchased
on 4/1/08, repurchase price
$2,665,115 (collateralized
by U.S. Government
obligations, ranging in par
value $151,000-$2,122,000,
4.125%-6.50%,
8/15/08-2/15/10; with total			©
market value $2,721,359)	$2,665,000	2,665,000
Total Repurchase Agreement
(cost $2,665,000)		2,665,000

Total Value of Securities Before Securities
Lending Collateral – 99.78%
(cost $139,590,466)		135,297,874

	Number of
	Shares	Value
Securities Lending Collateral*** – 23.41%
Investment Companies
Mellon GSL DBT II
Collateral Fund	31,743,288	$31,743,288
Total Securities Lending Collateral
(cost $31,743,288)		31,743,288

Total Value of Securities – 123.19%
(cost $171,333,754)		167,041,162 ©
Obligation to Return Securities
Lending Collateral*** – (23.41%)		(31,743,288)
Receivables and Other Assets
Net of Liabilities – 0.22%		304,511
Net Assets Applicable to 11,987,792
Shares Outstanding – 100.00%		$135,602,385

Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class A ($9,282,631 / 823,025 Shares)		$11.28
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class B ($1,619,803 / 148,145 Shares)		$10.93
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class C ($34,085,788 / 3,117,530 Shares)		$10.93
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Institutional Class ($90,614,163 / 7,899,092 Shares)		$11.47

Components of Net Assets at March 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)		$142,602,509
Accumulated net realized loss on investments		(2,707,532)
Net unrealized depreciation of investments		(4,292,592)
Total net assets		$135,602,385

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

*	Fully or partially on loan.

†	Non-income producing security for the year ended March 31, 2008.

@	Illiquid security. At March 31, 2008, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2008, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

P	Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At March 31, 2008, the aggregate amount of the restricted securities was $0 or 0.00% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

**	See Note 1 in “Notes to financial statements.”

***	See Note 11 in “Notes to financial statements.”

©	Includes $30,687,010 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipt
PIPE — Private Investment in Public Equity

Net Asset Value and Offering Price Per Share –
Optimum Small-Mid Cap Growth Fund
Net asset value Class A (A)	$11.28
Sales charge (5.75% of offering price) (B)	0.69
Offering price	$11.97

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

(continues)     75

Statements of net assets

Optimum Small-Mid Cap Value Fund

March 31, 2008

	Number of
	Shares	Value
Common Stock – 91.14%
Basic Industry – 14.84%
*Albany International	46,500	$ 1,680,511
AMETEK	10,500	461,055
Ashland	8,300	392,590
*Brady Class A	47,000	1,571,210
Chemtura	53,000	389,020
Crane	29,000	1,170,150
Cytec Industries	30,000	1,615,500
Eastman Chemical	10,000	624,500
FMC	21,000	1,165,290
Hercules	89,000	1,627,810
*†Kapstone Paper & Packaging	170,000	1,125,400
†Lydall	63,000	721,350
†Material Sciences	47,000	364,720
*†NCI Building Systems	31,000	750,200
Quanex	25,000	1,293,500
Spartech	65,000	549,250
*†Trex	37,000	291,560
Tronox Class A	27,900	111,321
Tronox Class B	38,500	150,150
Zep	19,500	316,290
		16,371,377
Business Services – 9.02%
Courier	13,583	338,896
Ennis	30,390	509,944
*†Hudson Highland Group	155,000	1,312,850
*IKON Office Solutions	118,300	899,080
*Kelly Services	76,900	1,581,064
†Korn/Ferry International	12,300	207,870
†MPS Group	120,000	1,418,400
*†PHH	52,800	920,304
*†R.H. Donnelley	8,200	41,492
†Spherion	61,400	375,768
†TrueBlue	75,500	1,014,720
*†Valassis Communications	122,400	1,328,040
		9,948,428
Capital Spending – 5.14%
*Acuity Brands	31,000	1,331,450
†Advanced Energy Industries	40,725	540,014
Hardinge	5,558	76,478
Hubbell Class B	12,500	546,125
Kennametal	58,000	1,706,940
†Miller Industries	100,500	967,815
*Wabash National	56,100	504,339
		5,673,161
Consumer Cyclical – 7.33%
Barnes Group	23,000	527,850
*Beazer Homes USA	79,000	746,550
*Ethan Allen Interiors	56,100	1,594,923
†Exide Technologies	66,300	868,530
*Furniture Brands International	71,900	841,230
*Hooker Furniture	27,852	622,214
*Leggett & Platt	48,000	732,000
*Lifetime Brands	79,000	706,260
MDC Holdings	7,000	306,530
Stanley Works	24,000	1,142,880
		8,088,967
Consumer Services – 14.15%
Asbury Automotive Group	13,300	183,008
†AutoNation	11,700	175,149
†BJ’s Wholesale Club	10,200	364,038
*†Collective Brands	100,000	1,212,000
Delta Apparel	41,300	249,452
*†Eddie Bauer Holdings	28,400	110,476
Foot Locker	105,000	1,235,850
†Genesco	12,000	277,320
†Great Atlantic & Pacific Tea	7,155	187,604
*Group 1 Automotive	13,500	316,980
Ingles Markets	21,050	517,619
*Jones Apparel Group	46,800	628,056
*K-Swiss	11,300	178,766
†Maidenform Brands	85,000	1,382,950
Monaco Coach	50,695	480,589
*†Pacific Sunwear of California	76,000	958,360
Phillips-Van Heusen	14,700	557,424
†Quiksilver	82,800	812,268
†Rent-A-Center	38,600	708,310
†Rush Enterprises Class A	49,500	784,080
†*Russ Berrie & Co.	18,600	261,516
Sotheby’s	5,800	167,678
†Steven Madden	16,200	277,506
†Sturm Ruger & Co.	58,300	480,392
†Warnaco Group	39,100	1,542,103
†*Westwood One	506,600	1,063,860
*†Wet Seal	145,400	492,906
		15,606,260
Consumer Staples – 0.65%
*Chiquita Brands International	31,275	722,765
		722,765
Energy – 5.45%
†Callon Petroleum	31,800	575,262
*CARBO Ceramics	19,891	797,629
†Forest Oil	6,000	293,760
Foundation Coal Holdings	21,600	1,087,128
Gulf Island Fabrication	17,760	510,067
†ION Geophysical	24,980	344,724
†Key Energy Services	53,000	711,260
†Newpark Resources	19,550	99,705
Southern Union	49,000	1,140,230
†Southwestern Energy	13,440	452,794
		6,012,559
Financial Services – 8.68%
*American Equity Investment
Life Holding	58,520	543,066
*CFS Bancorp	9,795	140,754

	Number of
	Shares	Value
Common Stock (continued)
Financial Services (continued)
*†Conseco	21,100	$ 215,220
Employers Holdings	75,400	1,397,916
*First Horizon National	52,600	736,926
†FPIC Insurance Group	14,135	666,324
Hanover Insurance Group	35,800	1,472,812
Home Federal Bancorp	32,500	389,675
Horace Mann Educators	28,950	506,046
†LaBranche & Co.	79,660	346,521
*Old National Bancorp	29,650	533,700
†PMA Capital Class A	36,000	307,440
*Suffolk Bancorp	18,640	590,515
†United America Indemnity Class A	46,664	898,749
Webster Financial	29,700	827,739
		9,573,403
Health Care – 1.18%
†Kinetic Concepts	5,000	231,150
†LifePoint Hospitals	17,320	475,780
†RehabCare Group	12,713	190,695
STERIS	15,000	402,450
		1,300,075
REITs – 6.07%
*†California Coastal Communities	39,400	190,696
*CapLease	184,500	1,433,565
*Lexington Reality Trust	43,300	623,953
*†Lodgian	116,100	1,294,515
MI Developments Class A	71,000	2,039,120
U-Store-It Trust	98,900	1,120,537
		6,702,386
Technology – 14.54%
Agilysys	34,023	394,667
†Checkpoint Systems	32,000	859,200
†CIBER	82,225	402,903
Cohu	30,510	495,788
†Ducommun	17,470	483,395
†Esterline Technologies	10,000	503,700
†Fairchild Semiconductor International	84,000	1,001,280
†Flextronics International	189,000	1,774,709
†Gerber Scientific	80,000	711,200
*Imation	40,000	909,600
*†Intermec	27,000	599,130
†International Rectifier	35,000	752,500
†Lawson Software	73,700	554,961
*†LeCroy	50,000	433,000
Methode Electronics	41,508	485,229
†Novell	99,400	625,226
Patni Computer Systems ADR	22,200	253,746
*†Plexus	2,000	56,100
†Radyne	62,000	528,240
*†Rudolph Technologies	49,900	487,523
†Thermo Fisher Scientific	30,000	1,705,199
†Tollgrade Communications	60,162	315,249
*†Unisys	13,800	61,134
†Vishay Intertechnology	120,000	1,087,200
*†Zebra Technologies Class A	17,000	566,440
		16,047,319
Transportation – 2.19%
Alexander & Baldwin	5,600	241,248
Con-way	15,100	747,148
Skywest	19,360	408,883
*†YRC Worldwide	77,500	1,016,800
		2,414,079
Utilities – 1.90%
Great Plains Energy	66,400	1,636,760
Portland General Electric	20,300	457,765
		2,094,525
Total Common Stock
(cost $114,952,270)		100,555,304

Exchange Traded Fund – 0.47%
*iShares Russell 2000 Value
Index Fund	7,900	518,003
Total Exchange Traded Fund
(cost $616,509)		518,003

	Principal
	Amount
Repurchase Agreement** – 7.49%
BNP Paribas 1.55%, dated
3/31/08, to be repurchased
on 4/1/08, repurchase price
$8,258,356 (collateralized
by U.S. Government
obligations, ranging in par
value $468,000-$6,577,000,
4.125%-6.50%,
8/15/08-2/15/10; with total
market value $8,432,640,)	$8,258,000	8,258,000
Total Repurchase Agreement
(cost $8,258,000)		8,258,000

Total Value of Securities Before Securities
Lending Collateral – 99.10%
(cost $123,826,779)		109,331,307

	Number of
	Shares
Securities Lending Collateral*** – 18.64%
Investment Companies
Mellon GSL DBT II
Collateral Fund	20,566,896	20,566,896
Total Securities Lending Collateral
(cost $20,566,896)		20,566,896

(continues)     77

Statements of net assets

Optimum Small-Mid Cap Value Fund

Total Value of Securities – 117.74%
(cost $144,393,675)	$ 129,898,203 ©
Obligation to Return Securities
Lending Collateral*** – (18.64%)	(20,566,896)
Receivables and Other Assets
Net of Liabilities – 0.90%	997,531
Net Assets Applicable to 10,625,147
Shares Outstanding – 100.00%	$ 110,328,838

Net Asset Value – Optimum Small-Mid Cap Value Fund
Class A ($9,145,114 / 880,721 Shares)	$10.38
Net Asset Value – Optimum Small-Mid Cap Value Fund
Class B ($1,636,153 / 163,172 Shares)	$10.03
Net Asset Value – Optimum Small-Mid Cap Value Fund
Class C ($32,890,460 / 3,280,949 Shares)	$10.02
Net Asset Value – Optimum Small-Mid Cap Value Fund
Institutional Class ($66,657,111 / 6,300,305 Shares)	$10.58

Components of Net Assets at March 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)	$ 126,186,101
Accumulated net realized loss on investments	(1,361,791)
Net unrealized depreciation of investments	(14,495,472)
Total net assets	$ 110,328,838

†	Non-income producing security for the year ended March 31, 2008.

*	Fully or partially on loan.

**	See Note 1 in “Notes to financial statements.”

***	See Note 11 in “Notes to financial statements”.

©	Includes $19,210,902 of securities loaned.

ADR — American Depositary Receipts

Net Asset Value and Offering Price Per Share –
Optimum Small-Mid Cap Value Fund
Net asset value Class A (A)	$10.38
Sales charge (5.75% of offering price) (B)	0.63
Offering price	$11.01

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

Statements of assets and liabilities

Optimum Fund Trust

March 31, 2008

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Assets:
Investments, at value	$942,080,477	$283,503,877	$990,933,962	$872,872,685	$135,297,874	$109,331,307
Short-term investments held as collateral
for loaned securities	104,887,587	58,517,599	153,563,933	148,627,368	31,743,288	20,566,896
Cash	3,715,601	3,569	316,631	863,336	758,895	242,685
Foreign currencies	1,507,585	1,083,273	9,047	7,086	—	—
Receivables for fund shares sold	2,475,394	622,096	2,595,672	2,243,191	375,998	243,629
Receivables for securities sold	15,486,662	261,985	4,130,319	4,315,551	70,084	953,040
Foreign currency contracts, at value	190,338	—	—	—	—	—
Dividends receivable	—	2,319,903	1,114,971	1,815,666	53,135	126,367
Interest receivable	8,667,102	67	2,310	1,500	115	356
Securities lending income receivable	71,784	41,835	102,750	61,549	30,422	19,374
Credit default swap contracts, at value[1]	807,864	—	—	—	—	—
Variation margin receivable on futures contracts	140,937	—	—	—	—	—
Other assets	—	—	—	464	—	—
Total assets	1,080,031,331	346,354,204	1,152,769,595	1,030,808,396	168,329,811	131,483,654

Liabilities:
Payables for securities purchased	45,628,192	361,106	6,883,309	4,420,714	562,536	222,824
Payables for fund shares redeemed	1,108,456	407,368	917,134	876,299	161,121	151,434
Obligation to return securities lending collateral	104,887,587	58,517,599	153,563,933	148,627,368	31,743,288	20,566,896
Accrued protection payments on credit
default swaps	4,322	—	—	—	—	—
Foreign currency contracts, at value	202,762	12,505	—	—	—	—
Distributions payable	98,522	—	—	—	—	—
Due to manager and affiliates	854,708	383,922	1,162,360	1,051,011	194,329	151,522
Options written, at value	311,297	—	—	—	—	—
Other accrued expenses	154,077	112,741	135,122	143,867	66,152	62,140
Other liabilities	3,566	—	—	—	—	—
Total liabilities	153,253,489	59,795,241	162,661,858	155,119,259	32,727,426	21,154,816

Total Net Assets	$926,777,842	$286,558,963	$990,107,737	$875,689,137	$135,602,385	$110,328,838

Investments, at cost	$954,755,284	$259,546,589	$937,951,642	$887,643,192	$139,590,466	$123,826,779
Cost of short-term investments held as
collateral for loaned securities	$104,887,587	$58,517,599	$153,563,933	$148,627,368	$31,743,288	$20,566,896
Foreign currencies, at cost	$1,478,949	$1,064,170	$9,181	$7,204	$—	$—
Premiums received on options written	$501,916	$—	$—	$—	$—	$—

[1] Including up front payments received of $3,148. See Note 10 in “Notes to financial statements.”

See accompanying notes

Statements of operations

Optimum Fund Trust

Year Ended March 31, 2008

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment Income:
Dividends	$228,153	$10,862,183	$10,933,096	$21,737,923	$557,149	$1,321,148
Interest	48,716,688	224,531	2,322,357	1,742,824	233,753	469,644
Securities lending income	642,688	217,036	459,734	399,488	209,822	175,911
Foreign tax withheld	(26,384)	(936,793)	(215,752)	(248,590)	—	(6,578)
	49,561,145	10,366,957	13,499,435	23,631,645	1,000,724	1,960,125

Expenses:
Management fees	5,120,418	2,413,512	7,132,566	6,418,962	1,691,392	1,310,791
Distribution expenses – Class A	219,961	90,939	213,307	211,401	42,298	40,282
Distribution expenses – Class B	94,087	49,547	111,104	112,774	21,227	20,167
Distribution expenses – Class C	2,498,012	943,308	2,252,797	2,290,673	420,656	389,959
Dividend disbursing and transfer agent
fees and expenses	2,214,639	888,332	2,402,208	2,295,410	546,320	485,535
Administration expenses	1,348,927	498,555	1,449,379	1,381,377	253,708	207,981
Accounting fees	347,461	120,137	376,339	356,726	61,138	50,128
Professional fees	102,959	49,958	96,924	94,852	35,804	33,365
Reports and statements to shareholders	92,055	31,156	86,433	86,273	30,663	24,521
Trustees’ fees	85,021	29,505	93,954	88,199	15,009	12,210
Custodian fees	79,685	123,762	77,489	37,723	6,931	5,965
Registration fees	49,406	48,774	66,311	48,458	50,147	49,437
Insurance fees	36,278	10,532	42,084	33,744	5,323	3,913
Pricing fees	33,682	16,439	3,061	1,888	1,675	1,231
Other	7,872	6,850	12,829	9,817	6,623	5,093
	12,330,463	5,321,306	14,416,785	13,468,277	3,188,914	2,640,578
Less expenses absorbed or waived	(1,637,065)	—	—	(139,798)	(290,868)	(416,134)
Less expense paid indirectly	(78,235)	(24,266)	(38,779)	(11,386)	(3,076)	(2,744)
Total operating expenses	10,615,163	5,297,040	14,378,006	13,317,093	2,894,970	2,221,700
Net Investment Income (Loss)	38,945,982	5,069,917	(878,571)	10,314,552	(1,894,246)	(261,575)

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	(3,245,720)	18,648,101	(1,029,518)	38,293,591	2,123,424	6,418,795
Futures contracts	5,875,208	—	—	—	—	—
Swap contracts	5,092,629	—	—	—	—	—
Options written	225,544	—	—	—	—	—
Foreign currencies	4,669,993	(194,893)	(81,490)	4,880	—	—
Net realized gain (loss)	12,617,654	18,453,208	(1,111,008)	38,298,471	2,123,424	6,418,795
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(18,721,227)	(37,113,580)	(48,271,448)	(117,063,900)	(26,799,380)	(28,485,141)

Net Realized and Unrealized Loss on
Investments and Foreign Currencies	(6,103,573)	(18,660,372)	(49,382,456)	(78,765,429)	(24,675,956)	(22,066,346)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$32,842,409	$(13,590,455)	$(50,261,027)	$(68,450,877)	$(26,570,202)	$(22,327,921)

See accompanying notes

Statements of changes in net assets

Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund

	Year Ended		Year Ended
	3/31/08	3/31/07	3/31/08	3/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$38,945,982	$28,504,974	$5,069,917	$1,683,671
Net realized gain on investments and foreign currencies	12,617,654	1,955,073	18,453,208	11,869,726
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	(18,721,227)	17,524,578	(37,113,580)	31,831,482
Net increase (decrease) in net assets resulting from operations	32,842,409	47,984,625	(13,590,455)	45,384,879

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,646,846)	(2,067,179)	(189,722)	(266,622)
Class B	(320,455)	(293,462)	(11,832)	(35,681)
Class C	(8,955,345)	(6,775,928)	(231,986)	(579,343)
Institutional Class	(26,434,885)	(16,228,518)	(1,985,115)	(1,804,993)

Net realized gain on investments:
Class A	(528,340)	—	(1,634,305)	(915,224)
Class B	(76,173)	—	(314,623)	(192,358)
Class C	(2,107,786)	—	(6,066,171)	(3,349,247)
Institutional Class	(4,886,758)	—	(11,269,275)	(4,949,128)
	(45,956,588)	(25,365,087)	(21,703,029)	(12,092,596)

Capital Share Transactions:
Proceeds from shares sold:
Class A	14,435,397	16,393,284	3,911,302	5,352,586
Class B	595,022	1,355,437	98,087	471,521
Class C	65,517,471	60,326,474	15,823,329	19,502,569
Institutional Class	286,862,984	184,683,642	72,567,219	51,070,955

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,100,810	2,016,848	1,799,221	1,165,763
Class B	381,274	279,003	322,331	224,316
Class C	10,822,039	6,585,148	6,233,115	3,879,118
Institutional Class	30,570,046	15,763,509	13,070,704	6,649,588
	412,285,043	287,403,345	113,825,308	88,316,416

Cost of shares repurchased:
Class A	(12,098,669)	(9,574,166)	(5,478,936)	(4,487,473)
Class B	(1,637,721)	(1,680,895)	(730,248)	(929,646)
Class C	(42,458,019)	(34,207,828)	(18,875,450)	(14,012,831)
Institutional Class	(165,647,750)	(68,577,083)	(43,335,971)	(21,132,896)
	(221,842,159)	(114,039,972)	(68,420,605)	(40,562,846)
Increase in net assets derived from capital share transactions	190,442,884	173,363,373	45,404,703	47,753,570
Net Increase in Net Assets	177,328,705	195,982,911	10,111,219	81,045,853

Net Assets:
Beginning of year	749,449,137	553,466,226	276,447,744	195,401,891
End of year	$926,777,842	$749,449,137	$286,558,963	$276,447,744

Undistributed (accumulated) net investment income (loss)	$8,266,779	$4,392,925	$1,994,097	$(462,272)

See accompanying notes

(continues)     81

Statements of changes in net assets

Optimum Fund Trust

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund

	Year Ended		Year Ended
	3/31/08	3/31/07	3/31/08	3/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(878,571)	$(2,478,460)	$10,314,552	$7,136,470
Net realized gain (loss) on investments and foreign currencies	(1,111,008)	10,300,945	38,298,471	19,192,784
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	(48,271,448)	32,819,559	(117,063,900)	69,803,059
Net increase (decrease) in net assets resulting from operations	(50,261,027)	40,642,044	(68,450,877)	96,132,313

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(630,550)	(453,759)
Class B	—	—	(43,545)	(26,347)
Class C	—	—	(905,530)	(493,745)
Institutional Class	—	—	(8,485,398)	(4,974,919)

Net realized gain on investments:
Class A	(1,441,876)	(891,813)	(2,973,297)	(978,328)
Class B	(264,016)	(184,999)	(553,227)	(203,057)
Class C	(5,499,011)	(3,273,834)	(11,425,809)	(3,650,460)
Institutional Class	(15,352,305)	(7,089,482)	(29,657,350)	(7,445,895)

Return of capital:
Class A	(178,767)	—	—	—
Class B	(32,243)	—	—	—
Class C	(684,542)	—	—	—
Institutional Class	(1,950,630)	—	—	—
	(25,403,390)	(11,440,128)	(54,674,706)	(18,226,510)

Capital Share Transactions:
Proceeds from shares sold:
Class A	11,236,759	14,966,032	10,589,119	14,226,853
Class B	353,506	1,520,526	292,083	1,364,512
Class C	46,004,662	54,022,224	44,680,367	53,262,225
Institutional Class	352,905,856	199,677,058	261,214,984	189,463,422

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,601,503	880,766	3,559,703	1,412,586
Class B	292,790	182,312	589,420	225,742
Class C	6,112,565	3,229,116	12,187,382	4,087,297
Institutional Class	17,075,912	6,991,211	37,620,966	12,233,266
	435,583,553	281,469,245	370,734,024	276,275,903

Cost of shares repurchased:
Class A	(10,926,086)	(9,138,800)	(11,557,514)	(9,285,118)
Class B	(1,424,579)	(1,380,825)	(1,479,221)	(1,559,766)
Class C	(35,449,190)	(25,310,354)	(38,254,240)	(27,494,629)
Institutional Class	(111,018,222)	(64,241,377)	(114,719,796)	(61,252,317)
	(158,818,077)	(100,071,356)	(166,010,771)	(99,591,830)
Increase in net assets derived from capital share transactions	276,765,476	181,397,889	204,723,253	176,684,073
Net Increase in Net Assets	201,101,059	210,599,805	81,597,670	254,589,876

Net Assets:
Beginning of year	789,006,678	578,406,873	794,091,467	539,501,591
End of year	$990,107,737	$789,006,678	$875,689,137	$794,091,467

Undistributed (accumulated) net investment income (loss)	$(117,792)	$(14,801)	$2,500,621	$2,307,931

See accompanying notes

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund

	Year Ended		Year Ended
	3/31/08	3/31/07	3/31/08	3/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,894,246)	$(1,406,761)	$(261,575)	$(233,899)
Net realized gain on investments	2,123,424	3,981,078	6,418,795	7,538,279
Net change in unrealized appreciation/depreciation of investments	(26,799,380)	(1,417,523)	(28,485,141)	(108,109)
Net increase (decrease) in net assets resulting from operations	(26,570,202)	1,156,794	(22,327,921)	7,196,271

Dividends and Distributions to Shareholders from:
Net realized gain on investments:
Class A	(560,950)	(257,820)	(942,182)	(759,512)
Class B	(99,631)	(48,248)	(167,781)	(133,312)
Class C	(2,002,272)	(848,908)	(3,299,775)	(2,395,294)
Institutional Class	(4,508,315)	(1,576,684)	(6,085,136)	(3,525,226)

Return of capital:
Class A	(8,235)	—	—	—
Class B	(1,431)	—	—	—
Class C	(29,741)	—	—	—
Institutional Class	(68,975)	—	—	—
	(7,279,550)	(2,731,660)	(10,494,874)	(6,813,344)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,996,981	2,889,520	1,579,999	2,681,254
Class B	44,255	239,515	46,917	190,310
Class C	8,156,460	9,424,265	6,594,307	7,932,996
Institutional Class	43,794,668	30,357,388	30,115,190	23,616,562

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	562,249	249,707	915,729	730,606
Class B	100,327	47,670	166,279	131,610
Class C	2,010,432	837,090	3,260,663	2,361,924
Institutional Class	4,507,312	1,534,687	5,967,026	3,443,647
	61,172,684	45,579,842	48,646,110	41,088,909

Cost of shares repurchased:
Class A	(2,920,642)	(2,789,434)	(3,141,056)	(3,886,113)
Class B	(287,031)	(325,853)	(293,314)	(415,692)
Class C	(7,352,657)	(5,687,490)	(8,306,564)	(7,222,205)
Institutional Class	(20,692,762)	(13,942,070)	(21,722,296)	(11,222,885)
	(31,253,092)	(22,744,847)	(33,463,230)	(22,746,895)
Increase in net assets derived from capital share transactions	29,919,592	22,834,995	15,182,880	18,342,014
Net Increase (Decrease) in Net Assets	(3,930,160)	21,260,129	(17,639,915)	18,724,941

Net Assets:
Beginning of year	139,532,545	118,272,416	127,968,753	109,243,812
End of year (there was no undistributed net investment income
at either year end)	$135,602,385	$139,532,545	$110,328,838	$127,968,753

See accompanying notes

Financial highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$9.050	$8.740	$8.890	$8.980	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.402	0.399	0.316	0.279	0.171
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.066)	0.255	(0.199)	(0.061)	0.417
Total from investment operations	0.336	0.654	0.117	0.218	0.588

Less dividends and distributions from:
Net investment income	(0.380)	(0.344)	(0.253)	(0.228)	(0.098)
Net realized gain on investments	(0.076)	—	(0.014)	(0.080)	(0.010)
Total dividends and distributions	(0.456)	(0.344)	(0.267)	(0.308)	(0.108)

Net asset value, end of period	$8.930	$9.050	$8.740	$8.890	$8.980

Total return[3]	3.78%	7.58%	1.31%	2.59%	6.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$63,262	$58,691	$47,956	$33,251	$12,049
Ratio of expenses to average net assets	1.24%	1.25%	1.25%	1.24%	1.20%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.43%	1.61%	1.67%	1.70%	2.25%
Ratio of net investment income to average net assets	4.44%	4.48%	3.55%	3.12%	2.88%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	4.25%	4.12%	3.13%	2.66%	1.83%
Portfolio turnover	256%	238%	298%	352%	383%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Fixed Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$9.060	$8.740	$8.900	$8.990	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.343	0.342	0.258	0.221	0.133
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.076)	0.264	(0.209)	(0.055)	0.420
Total from investment operations	0.267	0.606	0.049	0.166	0.553

Less dividends and distributions from:
Net investment income	(0.321)	(0.286)	(0.195)	(0.176)	(0.053)
Net realized gain on investments	(0.076)	—	(0.014)	(0.080)	(0.010)
Total dividends and distributions	(0.397)	(0.286)	(0.209)	(0.256)	(0.063)

Net asset value, end of period	$8.930	$9.060	$8.740	$8.900	$8.990

Total return[3]	2.99%	7.01%	0.54%	1.88%	6.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,788	$9,568	$9,278	$8,405	$4,296
Ratio of expenses to average net assets	1.89%	1.90%	1.90%	1.89%	1.85%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.08%	2.26%	2.32%	2.35%	2.90%
Ratio of net investment income to average net assets	3.79%	3.83%	2.90%	2.47%	2.23%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.60%	3.47%	2.48%	2.01%	1.18%
Portfolio turnover	256%	238%	298%	352%	383%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     85

Financial highlights

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$9.060	$8.750	$8.900	$8.990	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.343	0.341	0.258	0.221	0.133
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.066)	0.255	(0.199)	(0.055)	0.420
Total from investment operations	0.277	0.596	0.059	0.166	0.553

Less dividends and distributions from:
Net investment income	(0.321)	(0.286)	(0.195)	(0.176)	(0.053)
Net realized gain on investments	(0.076)	—	(0.014)	(0.080)	(0.010)
Total dividends and distributions	(0.397)	(0.286)	(0.209)	(0.256)	(0.063)

Net asset value, end of period	$8.940	$9.060	$8.750	$8.900	$8.990

Total return[3]	3.11%	6.88%	0.65%	1.88%	6.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$257,340	$227,036	$186,869	$125,301	$52,649
Ratio of expenses to average net assets	1.89%	1.90%	1.90%	1.89%	1.85%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.08%	2.26%	2.32%	2.35%	2.90%
Ratio of net investment income to average net assets	3.79%	3.83%	2.90%	2.47%	2.23%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.60%	3.47%	2.48%	2.01%	1.18%
Portfolio turnover	256%	238%	298%	352%	383%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$9.050	$8.730	$8.890	$8.970	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.434	0.431	0.348	0.310	0.192
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.076)	0.265	(0.209)	(0.050)	0.407
Total from investment operations	0.358	0.696	0.139	0.260	0.599

Less dividends and distributions from:
Net investment income	(0.412)	(0.376)	(0.285)	(0.260)	(0.119)
Net realized gain on investments	(0.076)	—	(0.014)	(0.080)	(0.010)
Total dividends and distributions	(0.488)	(0.376)	(0.299)	(0.340)	(0.129)

Net asset value, end of period	$8.920	$9.050	$8.730	$8.890	$8.970

Total return[3]	4.04%	8.09%	1.56%	2.96%	7.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$597,388	$454,154	$309,363	$153,085	$22,276
Ratio of expenses to average net assets	0.89%	0.90%	0.90%	0.89%	0.85%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.08%	1.26%	1.32%	1.35%	1.90%
Ratio of net investment income to average net assets	4.79%	4.83%	3.90%	3.47%	3.23%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	4.60%	4.47%	3.48%	3.01%	2.18%
Portfolio turnover	256%	238%	298%	352%	383%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     87

Financial highlights

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$15.490	$13.470	$11.660	$10.670	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.262	0.112	0.180	0.050	0.021
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.798)	2.661	2.456	1.069	2.155
Total from investment operations	(0.536)	2.773	2.636	1.119	2.176

Less dividends and distributions from:
Net investment income	(0.116)	(0.172)	(0.074)	—	—
Net realized gain on investments	(0.998)	(0.581)	(0.752)	(0.129)	(0.006)
Total dividends and distributions	(1.114)	(0.753)	(0.826)	(0.129)	(0.006)

Net asset value, end of period	$13.840	$15.490	$13.470	$11.660	$10.670

Total return[3]	(3.96% )	21.26%	23.54%	10.62%	25.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,971	$25,523	$20,247	$11,300	$4,083
Ratio of expenses to average net assets	1.75%	1.96%	1.96%	1.98%	1.92%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.75%	1.96%	2.20%	2.30%	3.82%
Ratio of net investment income to average net assets	1.69%	0.78%	1.47%	0.45%	0.30%
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	1.69%	0.78%	1.23%	0.13%	(1.60% )
Portfolio turnover	19%	18%	68%	82%	49%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum International Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$15.240	$13.290	$11.530	$10.620	$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.163	0.021	0.102	(0.020)	(0.023)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.787)	2.614	2.426	1.059	2.149
Total from investment operations	(0.624)	2.635	2.528	1.039	2.126

Less dividends and distributions from:
Net investment income	(0.038)	(0.104)	(0.016)	—	—
Net realized gain on investments	(0.998)	(0.581)	(0.752)	(0.129)	(0.006)
Total dividends and distributions	(1.036)	(0.685)	(0.768)	(0.129)	(0.006)

Net asset value, end of period	$13.580	$15.240	$13.290	$11.530	$10.620

Total return[3]	(4.59% )	20.44%	22.81%	9.91%	25.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,203	$5,031	$4,594	$3,386	$1,624
Ratio of expenses to average net assets	2.40%	2.61%	2.61%	2.63%	2.57%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.40%	2.61%	2.85%	2.95%	4.47%
Ratio of net investment income (loss) to average net assets	1.04%	0.13%	0.82%	(0.20% )	(0.35% )
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	1.04%	0.13%	0.58%	(0.52% )	(2.25% )
Portfolio turnover	19%	18%	68%	82%	49%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     89

Financial highlights

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$15.250	$13.290	$11.540	$10.620	$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.163	0.021	0.102	(0.020)	(0.023)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.787)	2.624	2.416	1.069	2.149
Total from investment operations	(0.624)	2.645	2.518	1.049	2.126

Less dividends and distributions from:
Net investment income	(0.038)	(0.104)	(0.016)	—	—
Net realized gain on investments	(0.998)	(0.581)	(0.752)	(0.129)	(0.006)
Total dividends and distributions	(1.036)	(0.685)	(0.768)	(0.129)	(0.006)

Net asset value, end of period	$13.590	$15.250	$13.290	$11.540	$10.620

Total return[3]	(4.59% )	20.51%	22.69%	10.01%	25.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$84,431	$91,696	$70,828	$38,517	$14,339
Ratio of expenses to average net assets	2.40%	2.61%	2.61%	2.63%	2.57%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.40%	2.61%	2.85%	2.95%	4.47%
Ratio of net investment income (loss) to average net assets	1.04%	0.13%	0.82%	(0.20% )	(0.35% )
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	1.04%	0.13%	0.58%	(0.52% )	(2.25% )
Portfolio turnover	19%	18%	68%	82%	49%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$15.590	$13.550	$11.720	$10.690	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.317	0.162	0.224	0.089	0.045
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.797)	2.679	2.464	1.079	2.151
Total from investment operations	(0.480)	2.841	2.688	1.168	2.196

Less dividends and distributions from:
Net investment income	(0.172)	(0.220)	(0.106)	(0.009)	—
Net realized gain on investments	(0.998)	(0.581)	(0.752)	(0.129)	(0.006)
Total dividends and distributions	(1.170)	(0.801)	(0.858)	(0.138)	(0.006)

Net asset value, end of period	$13.940	$15.590	$13.550	$11.720	$10.690

Total return[3]	(3.59% )	21.68%	23.91%	11.08%	25.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$174,954	$154,198	$99,733	$44,149	$9,302
Ratio of expenses to average net assets	1.40%	1.61%	1.61%	1.63%	1.57%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.40%	1.61%	1.85%	1.95%	3.47%
Ratio of net investment income to average net assets	2.04%	1.13%	1.82%	0.80%	0.65%
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	2.04%	1.13%	1.58%	0.48%	(1.25% )
Portfolio turnover	19%	18%	68%	82%	49%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     91

Financial highlights

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

							8/1/03[1]
	Year Ended						to
	3/31/08	3/31/07	3/31/06		3/31/05		3/31/04
Net asset value, beginning of period	$11.980	$11.540	$10.020		$9.570		$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.021)	(0.047)	(0.057)		(0.036)		(0.037)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.406)	0.692	1.577		0.486		1.107
Total from investment operations	(0.427)	0.645	1.520		0.450		1.070

Less dividends and distributions from:
Net realized gain on investments	(0.296)	(0.205)	—		—		—
Return of capital	(0.037)	—	—		—		—
Total dividends and distributions	(0.333)	(0.205)	—		—		—

Net asset value, end of period	$11.220	$11.980	$11.540		$10.020		$9.570

Total return[3]	(3.86% )	5.75%	15.17%		4.70%		12.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$54,022	$56,088	$47,283		$26,252		$9,337
Ratio of expenses to average net assets	1.60%	1.69%	1.69%		1.67%		1.61%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.60%	1.77%	1.84%		1.87%		2.51%
Ratio of net investment loss to average net assets	(0.17% )	(0.41% )	(0.52%	)	(0.37%	)	(0.61%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.17% )	(0.49% )	(0.67%	)	(0.57%	)	(1.51%	)
Portfolio turnover	59%	37%	48%		37%		51%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Large Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

							8/1/03[1]
	Year Ended						to
	3/31/08	3/31/07	3/31/06		3/31/05		3/31/04
Net asset value, beginning of period	$11.700	$11.340	$9.910		$9.530		$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.100)	(0.119)	(0.126)		(0.099)		(0.077)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.397)	0.684	1.556		0.479		1.107
Total from investment operations	(0.497)	0.565	1.430		0.380		1.030

Less dividends and distributions from:
Net realized gain on investments	(0.296)	(0.205)	—		—		—
Return of capital	(0.037)	—	—		—		—
Total dividends and distributions	(0.333)	(0.205)	—		—		—

Net asset value, end of period	$10.870	$11.700	$11.340		$9.910		$9.530

Total return[3]	(4.56% )	5.14%	14.43%		3.99%		12.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,345	$10,819	$10,168		$7,603		$3,568
Ratio of expenses to average net assets	2.25%	2.34%	2.34%		2.32%		2.26%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.25%	2.42%	2.49%		2.52%		3.16%
Ratio of net investment loss to average net assets	(0.82% )	(1.06% )	(1.17%	)	(1.02%	)	(1.26%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.82% )	(1.14% )	(1.32%	)	(1.22%	)	(2.16%	)
Portfolio turnover	59%	37%	48%		37%		51%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     93

Financial highlights

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

							8/1/03[1]
	Year Ended						to
	3/31/08	3/31/07	3/31/06		3/31/05		3/31/04
Net asset value, beginning of period	$11.700	$11.340	$9.910		$9.530		$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.100)	(0.119)	(0.126)		(0.099)		(0.077)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.397)	0.684	1.556		0.479		1.107
Total from investment operations	(0.497)	0.565	1.430		0.380		1.030

Less dividends and distributions from:
Net realized gain on investments	(0.296)	(0.205)	—		—		—
Return of capital	(0.037)	—	—		—		—
Total dividends and distributions	(0.333)	(0.205)	—		—		—

Net asset value, end of period	$10.870	$11.700	$11.340		$9.910		$9.530

Total return[3]	(4.56% )	5.14%	14.43%		3.99%		12.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$203,394	$203,591	$164,995		$91,434		$35,143
Ratio of expenses to average net assets	2.25%	2.34%	2.34%		2.32%		2.26%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.25%	2.42%	2.49%		2.52%		3.16%
Ratio of net investment loss to average net assets	(0.82% )	(1.06% )	(1.17%	)	(1.02%	)	(1.26%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.82% )	(1.14% )	(1.32%	)	(1.22%	)	(2.16%	)
Portfolio turnover	59%	37%	48%		37%		51%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

							8/1/03[1]
	Year Ended						to
	3/31/08	3/31/07	3/31/06		3/31/05		3/31/04
Net asset value, beginning of period	$12.140	$11.650	$10.080		$9.590		$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.023	(0.006)	(0.019)		(0.002)		(0.015)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.420)	0.701	1.589		0.492		1.105
Total from investment operations	(0.397)	0.695	1.570		0.490		1.090

Less dividends and distributions from:
Net realized gain on investments	(0.296)	(0.205)	—		—		—
Return of capital	(0.037)	—	—		—		—
Total dividends and distributions	(0.333)	(0.205)	—		—		—

Net asset value, end of period	$11.410	$12.140	$11.650		$10.080		$9.590

Total return[3]	(3.56% )	6.13%	15.57%		5.11%		12.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$723,347	$518,509	$355,961		$158,200		$21,557
Ratio of expenses to average net assets	1.25%	1.34%	1.34%		1.32%		1.26%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.25%	1.42%	1.49%		1.52%		2.16%
Ratio of net investment income (loss) to average net assets	0.18%	(0.06% )	(0.17%	)	(0.02%	)	(0.26%	)
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	0.18%	(0.14% )	(0.32%	)	(0.22%	)	(1.16%	)
Portfolio turnover	59%	37%	48%		37%		51%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     95

Financial highlights

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$12.730	$11.320	$10.840	$9.830	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.138	0.128	0.092	0.074	0.038
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.931)	1.614	0.947	1.100	1.331
Total from investment operations	(0.793)	1.742	1.039	1.174	1.369

Less dividends and distributions from:
Net investment income	(0.134)	(0.104)	(0.065)	(0.028)	(0.023)
Net realized gain on investments	(0.633)	(0.228)	(0.494)	(0.136)	(0.016)
Total dividends and distributions	(0.767)	(0.332)	(0.559)	(0.164)	(0.039)

Net asset value, end of period	$11.170	$12.730	$11.320	$10.840	$9.830

Total return[3]	(6.80% )	15.65%	9.82%	12.04%	16.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,097	$58,161	$45,666	$27,524	$9,115
Ratio of expenses to average net assets	1.54%	1.55%	1.55%	1.53%	1.50%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.56%	1.73%	1.83%	1.84%	2.52%
Ratio of net investment income to average net assets	1.09%	1.07%	0.83%	0.72%	0.59%
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	1.07%	0.89%	0.55%	0.41%	(0.43% )
Portfolio turnover	30%	22%	52%	38%	38%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Large Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$12.640	$11.240	$10.780	$9.810	$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.056	0.052	0.021	0.008	(0.003)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.923)	1.606	0.933	1.098	1.329
Total from investment operations	(0.867)	1.658	0.954	1.106	1.326

Less dividends and distributions from:
Net investment income	(0.050)	(0.030)	—	—	—
Net realized gain on investments	(0.633)	(0.228)	(0.494)	(0.136)	(0.016)
Total dividends and distributions	(0.683)	(0.258)	(0.494)	(0.136)	(0.016)

Net asset value, end of period	$11.090	$12.640	$11.240	$10.780	$9.810

Total return[3]	(7.38% )	14.97%	9.05%	11.36%	15.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,454	$11,403	$10,103	$8,072	$3,609
Ratio of expenses to average net assets	2.19%	2.20%	2.20%	2.18%	2.15%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.21%	2.38%	2.48%	2.49%	3.17%
Ratio of net investment income (loss) to average net assets	0.44%	0.42%	0.18%	0.07%	(0.06% )
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	0.42%	0.24%	(0.10% )	(0.24% )	(1.08% )
Portfolio turnover	30%	22%	52%	38%	38%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     97

Financial highlights

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$12.630	$11.240	$10.780	$9.810	$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.057	0.051	0.021	0.008	(0.003)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.924)	1.597	0.933	1.098	1.329
Total from investment operations	(0.867)	1.648	0.954	1.106	1.326

Less dividends and distributions from:
Net investment income	(0.050)	(0.030)	—	—	—
Net realized gain on investments	(0.633)	(0.228)	(0.494)	(0.136)	(0.016)
Total dividends and distributions	(0.683)	(0.258)	(0.494)	(0.136)	(0.016)

Net asset value, end of period	$11.080	$12.630	$11.240	$10.780	$9.810

Total return[3]	(7.39% )	14.88%	9.16%	11.36%	15.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$205,501	$216,527	$163,876	$97,823	$35,732
Ratio of expenses to average net assets	2.19%	2.20%	2.20%	2.18%	2.15%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.21%	2.38%	2.48%	2.49%	3.17%
Ratio of net investment income (loss) to average net assets	0.44%	0.42%	0.18%	0.07%	(0.06% )
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	0.42%	0.24%	(0.10% )	(0.24% )	(1.08% )
Portfolio turnover	30%	22%	52%	38%	38%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$12.750	$11.330	$10.860	$9.840	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.183	0.170	0.131	0.110	0.060
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.931)	1.623	0.936	1.110	1.330
Total from investment operations	(0.748)	1.793	1.067	1.220	1.390

Less dividends and distributions from:
Net investment income	(0.179)	(0.145)	(0.103)	(0.064)	(0.034)
Net realized gain on investments	(0.633)	(0.228)	(0.494)	(0.136)	(0.016)
Total dividends and distributions	(0.812)	(0.373)	(0.597)	(0.200)	(0.050)

Net asset value, end of period	$11.190	$12.750	$11.330	$10.860	$9.840

Total return[3]	(6.46% )	16.12%	10.19%	12.41%	16.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$607,637	$508,000	$319,857	$140,341	$17,962
Ratio of expenses to average net assets	1.19%	1.20%	1.20%	1.18%	1.15%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.21%	1.38%	1.48%	1.49%	2.17%
Ratio of net investment income to average net assets	1.44%	1.42%	1.18%	1.07%	0.94%
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	1.42%	1.24%	0.90%	0.76%	(0.08% )
Portfolio turnover	30%	22%	52%	38%	38%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     99

Financial highlights

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

						8/1/03[1]
	Year Ended					to
	3/31/08	3/31/07	3/31/06		3/31/05	3/31/04
Net asset value, beginning of period	$14.070	$14.340	$11.750		$11.260	$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.177)	(0.155)	(0.176)		(0.161)	(0.100)
Net realized and unrealized gain (loss) on investments	(1.952)	0.188	2.766		0.653	2.860
Total from investment operations	(2.129)	0.033	2.590		0.492	2.760

Less dividends and distributions from:
Net realized gain on investments	(0.651)	(0.303)	—		(0.002)	—
Return of capital	(0.010)	—	—		—	—
Total dividends and distributions	(0.661)	(0.303)	—		(0.002)	—

Net asset value, end of period	$11.280	$14.070	$14.340		$11.750	$11.260

Total return[3]	(15.96% )	0.37%	22.04%		4.37%	32.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,282	$12,088	$11,984		$6,133	$2,115
Ratio of expenses to average net assets	1.92%	1.95%	1.95%		1.80%	1.81%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.11%	2.32%	2.46%		2.69%	4.11%
Ratio of net investment loss to average net assets	(1.27% )	(1.15% )	(1.38%	)	(1.42% )	(1.41%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(1.46% )	(1.52% )	(1.89%	)	(2.31% )	(3.71%	)
Portfolio turnover	46%	46%	47%		44%	16%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Small-Mid Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

						8/1/03[1]
	Year Ended					to
	3/31/08	3/31/07	3/31/06		3/31/05	3/31/04
Net asset value, beginning of period	$13.750	$14.110	$11.640		$11.230	$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.265)	(0.240)	(0.257)		(0.233)	(0.146)
Net realized and unrealized gain (loss) on investments	(1.894)	0.183	2.727		0.645	2.876
Total from investment operations	(2.159)	(0.057)	2.470		0.412	2.730

Less dividends and distributions from:
Net realized gain on investments	(0.651)	(0.303)	—		(0.002)	—
Return of capital	(0.010)	—	—		—	—
Total dividends and distributions	(0.661)	(0.303)	—		(0.002)	—

Net asset value, end of period	$10.930	$13.750	$14.110		$11.640	$11.230

Total return[3]	(16.56% )	(0.27% )	21.22%		3.67%	32.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,620	$2,187	$2,285		$1,665	$792
Ratio of expenses to average net assets	2.57%	2.60%	2.60%		2.45%	2.46%
Ratio of expenses to average net assets prior to expense limitation and expense paid indirectly	2.76%	2.97%	3.11%		3.34%	4.76%
Ratio of net investment loss to average net assets	(1.92% )	(1.80% )	(2.03%	)	(2.07% )	(2.06%	)
Ratio of net investment loss to average net assets prior to expense limitation and expense paid indirectly	(2.11% )	(2.17% )	(2.54%	)	(2.96% )	(4.36%	)
Portfolio turnover	46%	46%	47%		44%	16%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     101

Financial highlights

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

						8/1/03[1]
	Year Ended					to
	3/31/08	3/31/07	3/31/06		3/31/05	3/31/04
Net asset value, beginning of period	$13.750	$14.110	$11.640		$11.230	$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.264)	(0.240)	(0.257)		(0.233)	(0.146)
Net realized and unrealized gain (loss) on investments	(1.895)	0.183	2.727		0.645	2.876
Total from investment operations	(2.159)	(0.057)	2.470		0.412	2.730

Less dividends and distributions from:
Net realized gain on investments	(0.651)	(0.303)	—		(0.002)	—
Return of capital	(0.010)	—	—		—	—
Total dividends and distributions	(0.661)	(0.303)	—		(0.002)	—

Net asset value, end of period	$10.930	$13.750	$14.110		$11.640	$11.230

Total return[3]	(16.56% )	(0.27% )	21.22%		3.67%	32.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,086	$40,324	$36,537		$19,883	$7,521
Ratio of expenses to average net assets	2.57%	2.60%	2.60%		2.45%	2.46%
Ratio of expenses to average net assets prior to expense limitation and expense paid indirectly	2.76%	2.97%	3.11%		3.34%	4.76%
Ratio of net investment loss to average net assets	(1.92% )	(1.80% )	(2.03%	)	(2.07% )	(2.06%	)
Ratio of net investment loss to average net assets prior to expense limitation and expense paid indirectly	(2.11% )	(2.17% )	(2.54%	)	(2.96% )	(4.36%	)
Portfolio turnover	46%	46%	47%		44%	16%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

						8/1/03[1]
	Year Ended					to
	3/31/08	3/31/07	3/31/06		3/31/05	3/31/04
Net asset value, beginning of period	$14.250	$14.470	$11.820		$11.280	$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.128)	(0.108)	(0.131)		(0.121)	(0.075)
Net realized and unrealized gain (loss) on investments	(1.991)	0.191	2.781		0.663	2.855
Total from investment operations	(2.119)	0.083	2.650		0.542	2.780

Less dividends and distributions from:
Net realized gain on investments	(0.651)	(0.303)	—		(0.002)	—
Return of capital	(0.010)	—	—		—	—
Total dividends and distributions	(0.661)	(0.303)	—		(0.002)	—

Net asset value, end of period	$11.470	$14.250	$14.470		$11.820	$11.280

Total return[3]	(15.68% )	0.72%	22.42%		4.81%	32.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$90,614	$84,934	$67,466		$31,827	$10,212
Ratio of expenses to average net assets	1.57%	1.60%	1.60%		1.45%	1.46%
Ratio of expenses to average net assets prior to expense limitation and expense paid indirectly	1.76%	1.97%	2.11%		2.34%	3.76%
Ratio of net investment loss to average net assets	(0.92% )	(0.80% )	(1.03%	)	(1.07% )	(1.06%	)
Ratio of net investment loss to average net assets prior to expense limitation and expense paid indirectly	(1.11% )	(1.17% )	(1.54%	)	(1.96% )	(3.36%	)
Portfolio turnover	46%	46%	47%		44%	16%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     103

Financial highlights

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$13.540	$13.590	$12.410	$11.010	$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.025)	(0.020)	(0.022)	(0.055)	(0.046)
Net realized and unrealized gain (loss) on investments	(2.102)	0.759	2.043	1.801	2.616
Total from investment operations	(2.127)	0.739	2.021	1.746	2.570

Less dividends and distributions from:
Net realized gain on investments	(1.033)	(0.789)	(0.841)	(0.346)	(0.060)
Total dividends and distributions	(1.033)	(0.789)	(0.841)	(0.346)	(0.060)

Net asset value, end of period	$10.380	$13.540	$13.590	$12.410	$11.010

Total return[3]	(16.34% )	5.93%	17.17%	16.12%	30.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,145	$12,721	$13,300	$7,297	$2,126
Ratio of expenses to average net assets	1.76%	1.76%	1.76%	1.73%	1.67%
Ratio of expenses to average net assets prior to expense limitation and expense paid indirectly	2.09%	2.32%	2.58%	2.61%	4.08%
Ratio of net investment loss to average net assets	(0.20% )	(0.16% )	(0.17% )	(0.47% )	(0.69% )
Ratio of net investment loss to average net assets prior to expense limitation and expense paid indirectly	(0.53% )	(0.72% )	(0.99% )	(1.35% )	(3.10% )
Portfolio turnover	53%	49%	42%	46%	40%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Small-Mid Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$13.190	$13.350	$12.280	$10.970	$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.102)	(0.101)	(0.102)	(0.129)	(0.090)
Net realized and unrealized gain (loss) on investments	(2.025)	0.730	2.013	1.785	2.620
Total from investment operations	(2.127)	0.629	1.911	1.656	2.530

Less dividends and distributions from:
Net realized gain on investments	(1.033)	(0.789)	(0.841)	(0.346)	(0.060)
Total dividends and distributions	(1.033)	(0.789)	(0.841)	(0.346)	(0.060)

Net asset value, end of period	$10.030	$13.190	$13.350	$12.280	$10.970

Total return[3]	(16.79% )	5.27%	16.35%	15.35%	29.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,636	$2,239	$2,359	$1,859	$819
Ratio of expenses to average net assets	2.41%	2.41%	2.41%	2.38%	2.32%
Ratio of expenses to average net assets prior to expense limitation and expense paid indirectly	2.74%	2.97%	3.23%	3.26%	4.73%
Ratio of net investment loss to average net assets	(0.85% )	(0.81% )	(0.82% )	(1.12% )	(1.34% )
Ratio of net investment loss to average net assets prior to expense limitation and expense paid indirectly	(1.18% )	(1.37% )	(1.64% )	(2.00% )	(3.75% )
Portfolio turnover	53%	49%	42%	46%	40%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     105

Financial highlights

Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$13.190	$13.350	$12.280	$10.970	$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.102)	(0.101)	(0.102)	(0.129)	(0.090)
Net realized and unrealized gain (loss) on investments	(2.035)	0.730	2.013	1.785	2.620
Total from investment operations	(2.137)	0.629	1.911	1.656	2.530

Less dividends and distributions from:
Net realized gain on investments	(1.033)	(0.789)	(0.841)	(0.346)	(0.060)
Total dividends and distributions	(1.033)	(0.789)	(0.841)	(0.346)	(0.060)

Net asset value, end of period	$10.020	$13.190	$13.350	$12.280	$10.970

Total return[3]	(16.79% )	5.27%	16.35%	15.35%	29.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,891	$41,622	$38,782	$23,869	$9,018
Ratio of expenses to average net assets	2.41%	2.41%	2.41%	2.38%	2.32%
Ratio of expenses to average net assets prior to expense limitation and expense paid indirectly	2.74%	2.97%	3.23%	3.26%	4.73%
Ratio of net investment loss to average net assets	(0.85% )	(0.81% )	(0.82% )	(1.12% )	(1.34% )
Ratio of net investment loss to average net assets prior to expense limitation and expense paid indirectly	(1.18% )	(1.37% )	(1.64% )	(2.00% )	(3.75% )
Portfolio turnover	53%	49%	42%	46%	40%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

					8/1/03[1]
	Year Ended				to
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$13.720	$13.720	$12.470	$11.040	$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.018	0.025	0.023	(0.014)	(0.022)
Net realized and unrealized gain (loss) on investments	(2.125)	0.764	2.068	1.790	2.622
Total from investment operations	(2.107)	0.789	2.091	1.776	2.600

Less dividends and distributions from:
Net realized gain on investments	(1.033)	(0.789)	(0.841)	(0.346)	(0.060)
Total dividends and distributions	(1.033)	(0.789)	(0.841)	(0.346)	(0.060)

Net asset value, end of period	$10.580	$13.720	$13.720	$12.470	$11.040

Total return[3]	(15.97% )	6.24%	17.66%	16.35%	30.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,657	$71,387	$54,803	$26,900	$9,262
Ratio of expenses to average net assets	1.41%	1.41%	1.41%	1.38%	1.32%
Ratio of expenses to average net assets prior to expense limitation and expense paid indirectly	1.74%	1.97%	2.23%	2.26%	3.73%
Ratio of net investment income (loss) to average net assets	0.15%	0.19%	0.18%	(0.12% )	(0.34% )
Ratio of net investment loss to average net assets prior to expense limitation and expense paid indirectly	(0.18% )	(0.37% )	(0.64% )	(1.00% )	(2.75% )
Portfolio turnover	53%	49%	42%	46%	40%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Notes to financial statements

Optimum Fund Trust
March 31, 2008

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund (formerly Optimum Small Cap Growth Fund), and Optimum Small-Mid Cap Value Fund (formerly Optimum Small Cap Value Fund), (each, a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund and 4.50% for Optimum Fixed Income Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective August 1, 2007, Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to August 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small-Mid Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small-Mid Cap Value Fund is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective September 28, 2007, the Funds adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

1. Significant Accounting Policies (continued)

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund expect to declare and pay dividends from net investment income, if any, annually. Optimum Fixed Income Fund expects to declare and pay dividends from net investment income quarterly. Each Fund will declare and pay distributions from net realized gain on investments, if any, at least annually, and may distribute net capital gains twice a year. In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by a Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly”.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Delaware Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Trust’s Board of Trustees, to select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisers, and to monitor the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisers out of its fees.

(continues)     109

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rate of the average daily net assets of a Fund:

Optimum Fixed Income Fund	0.7000% of net assets up to $25 million
0.6500% of net assets from $25 million to $100 million
0.6000% of net assets from $100 million to $500 million
0.5500% of net assets from $500 to $1 billion
0.5000% of net assets over $1 billion

Optimum International Fund	0.8750% of net assets up to $50 million
0.8000% of net assets from $50 to $100 million
0.7800% of net assets from $100 to $300 million
0.7650% of net assets from $300 to $400 million
0.7300% of net assets over $400 million

Optimum Large Cap Growth Fund	0.8000% of net assets up to $250 million
0.7875% of net assets from $250 million to $300 million
0.7625% of net assets from $300 million to $400 million
0.7375% of net assets from $400 million to $500 million
0.7250% of net assets over $500 million

Optimum Large Cap Value Fund	0.8000% of net assets up to $100 million
0.7375% of net assets from $100 million to $250 million
0.7125% of net assets from $250 million to $500 million
0.6875% of net assets over $500 million

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets

Optimum Small-Mid Cap Value Fund	1.0500% of net assets up to $75 million
1.0250% of net assets from $75 million to $150 million
1.0000% of net assets over $150 million

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Aberdeen Asset Management Inc. (“AAMI”); Optimum International Fund – Mondrian Investment Partners Limited and AllianceBernstein L.P.; Optimum Large Cap Growth Fund – Marsico Capital Management, LLC (“Marsico”) and T. Rowe Price Associates, Inc.; Optimum Large Cap Value Fund – Massachusetts Financial Services Company and TCW Investment Management Company (“TCW”); Optimum Small-Mid Cap Growth Fund – Columbia Wanger Asset Management, L.P. and Oberweis Asset Management, Inc.; and Optimum Small-Mid Cap Value Fund – Hotchkis and Wiley Capital Management, LLC, Delafield Asset Management (a division of Reich & Tang Asset Management, LLC), and The Killen Group, Inc. (“Killen”).

For the year ended March 31, 2008, DMC paid the following sub-advisory fees:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$969,178	$1,236,944	$4,080,828	$3,341,868	$1,124,513	$885,001

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and non-routine expenses or cost, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”), do not exceed specified percentages of average daily net assets as shown below. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Funds’ Board of Trustees and DMC. These expense waivers and reimbursement apply only to expenses paid directly by the Funds.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Effective August 1, 2007, operating expense limitation as a percentage of average daily net assets (per annum)	0.89%	1.44%	1.29%	1.19%	1.55%	1.40%
Expiration date	8/1/08	8/1/08	8/1/08	8/1/08	8/1/08	8/1/08
Through July 31, 2007, operating expense limitation as a percentage of average daily net assets (per annum)	0.90%	1.66%	1.34%	1.20%	1.60%	1.41%
Expiration date	7/31/07	7/31/07	7/31/07	7/31/07	7/31/07	7/31/07

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting oversight services to the Trust. For these services, the Trust pays DSC fees based on the aggregate daily net assets of the Trust at the following annual rate: 0.0050% of the first $3 billion; 0.0045% of the next $2 billion; 0.0040% of the next $2.5 billion; 0.0030% of the next $2.5 billion; and 0.0025% of aggregate average daily net assets in excess of $10 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Trust on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting services to the Trust and received a fee at an annual rate of 0.04% of the Trust’s total average daily net assets, plus out-of-pocket expenses, subject to certain minimums. For the year ended March 31, 2008, each Fund was charged for these services as follows:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$185,305	$67,322	$202,688	$199,077	$34,527	$29,661

DSC provides the Trust with administrative services including financial and tax reporting, corporate governance, and preparation of materials and reports for the Board of Trustees. For administrative services, each Fund pays DSC a fee at an annual rate (plus out-of pocket expenses) of 0.165% of assets up to $500 million of the Fund’s total average daily net assets, 0.140% of assets from $500 million to $1 billion, and 0.115% of assets over $1 billion. DSC also serves as the shareholder servicing, dividend disbursing, and transfer agent for each fund. For such services, each Fund pays DSC a fee at an annual rate of 0.235% of the Fund’s total average daily net assets, subject to certain minimums, plus out-of-pocket expenses.

DDLP, an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP, an annual fee of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. Institutional Class shares pay no distribution expenses.

At March 31, 2008, each Fund had liabilities payable to affiliates as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment management fee payable to DMC	$279,771	$191,838	$626,470	$551,350	$104,162	$71,418
Dividend disbursing, transfer agent, administration fees and other expenses payable to DSC	319,361	107,697	337,972	300,946	56,866	48,245
Distribution fees payable to DDLP	246,048	81,384	197,080	198,339	33,015	31,666
Other expenses payable to DMC and affiliates*	9,528	3,003	838	376	286	193

* DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

(continues)     111

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

For the year ended March 31, 2008, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$49,662	$22,395	$64,325	$62,731	$11,166	$8,906

For the year ended March 31, 2008, DDLP received gross CDSC commissions on redemptions of each Fund’s Class B and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Class B	$24,861	$8,318	$25,203	$23,485	$4,824	$4,158
Class C	41,470	9,776	28,382	27,445	4,803	3,947

DMC, DSC and DDLP are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc., which is an indirect wholly owned subsidiary of Lincoln National Corporation.

Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees paid no compensation by the Funds.

3. Investments

For the year ended March 31 2008, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Purchases other than U.S. government securities	$1,215,014,430	$85,355,690	$769,574,026	$411,656,167	$89,940,023	$66,350,306
Purchases of U.S. government securities	1,065,325,140	—	—	—	—	—
Sales other than U.S. government securities	1,010,804,423	55,432,204	523,146,867	256,503,787	68,819,320	60,628,516
Sales of U.S. government securities	1,119,472,700	—	—	—	—	—

At March 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Cost of investments	$1,060,195,017	$318,123,345	$1,094,725,762	$1,041,675,571	$171,642,250	$144,807,737
Aggregate unrealized appreciation	$15,840,678	$41,951,656	$109,709,935	$73,130,571	$21,004,275	$8,972,202
Aggregate unrealized depreciation	(29,067,631)	(18,053,525)	(59,937,802)	(93,306,089)	(25,605,363)	(23,881,736)
Net unrealized appreciation (depreciation)	$(13,226,953)	$23,898,131	$49,772,133	$(20,175,518)	$(4,601,088)	$(14,909,534)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2008 and 2007 was as follows:

Year Ended March 31, 2008

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Ordinary income	$45,555,372	$4,036,591	$969,203	$15,643,413	$—	$1,485,909
Long-term capital gain	401,216	17,666,438	21,588,005	39,031,293	7,171,168	9,008,965
Return of capital	—	—	2,846,182	—	108,382	—
Total	$45,956,588	$21,703,029	$25,403,390	$54,674,706	$7,279,550	$10,494,874

Year Ended March 31, 2007

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Ordinary income	$25,365,087	$7,131,730	$1,263,583	$8,816,723	$—	$1,226,671
Long-term capital gain	—	4,960,866	10,176,545	9,409,787	2,731,660	5,586,673
Total	$25,365,087	$12,092,596	$11,440,128	$18,226,510	$2,731,660	$6,813,344

5. Components of Net Assets on a Tax Basis

At of March 31, 2008, the components of net assets on a tax basis were as follows:

	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap
	Fund	Fund	Growth Fund
Share of beneficial interest	$928,098,811	$255,909,408	$958,549,648
Undistributed ordinary income	15,274,556	2,397,637	—
Undistributed long-term capital gain	—	4,470,445	—
Post-October losses	—	—	(18,130,339)
Post-October currency losses	—	(157,523)	(117,792)
Other temporary differences	(3,700,842)	—	—
Unrealized appreciation (depreciation) of investment, swap contracts and foreign currencies	(12,894,683)	23,938,996	49,806,220
Net assets	$926,777,842	$286,558,963	$990,107,737

	Optimum	Optimum	Optimum
	Large Cap	Small-Mid Cap	Small-Mid Cap
	Value Fund	Growth Fund	Value Fund
Share of beneficial interest	$882,003,090	$142,602,509	$126,186,101
Undistributed ordinary income	2,507,438	—	—
Undistributed long-term capital gain	11,341,568	—	185,762
Post-October losses	—	(2,399,036)	(1,133,491)
Post-October currency losses	(6,817)	—	—
Unrealized depreciation of investment and foreign currencies	(20,156,142)	(4,601,088)	(14,909,534)
Net assets	$875,689,137	$135,602,385	$110,328,838

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax deferral of losses on straddles, mark-to-market on currency contracts, mark-to-market on futures contracts, and tax treatment of CDS contracts.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2007 through March 31, 2008 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

(continues)     113

Notes to financial statements

Optimum Fund Trust

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, dividends and distributions, paydowns gains (losses) on mortgage- and asset-backed securities, foreign future contracts, contingent payment debt instruments, CDS contracts and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2008, the Funds recorded the following reclassifications:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Undistributed (accumulated) net Investment income (loss)	$3,341,827	$(194,893)	$775,580	$(56,839)	$1,894,246	$261,575
Accumulated net realized gain (loss)	(3,341,827)	194,893	(775,580)	56,839	—	(69,550)
Paid-in capital	—	—	—	—	(1,894,246)	(192,025)

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap
	Fund		Fund		Growth Fund
	Year Ended		Year Ended		Year Ended
	3/31/08	3/31/07	3/31/08	3/31/07	3/31/08	3/31/07
Shares sold:
Class A	1,591,711	1,841,350	249,304	375,989	894,309	1,304,218
Class B	65,651	152,560	6,171	33,816	28,718	135,373
Class C	7,223,032	6,778,612	1,028,302	1,391,456	3,760,334	4,803,075
Institutional Class	31,621,851	20,691,760	4,642,336	3,528,374	28,248,672	17,071,479
	40,502,245	29,464,282	5,926,113	5,329,635	32,932,033	23,314,145

Shares issued upon reinvestment of dividends and distributions:
Class A	348,052	226,229	119,290	83,106	126,966	79,694
Class B	42,787	31,261	21,696	16,300	23,877	16,844
Class C	1,214,403	737,005	419,667	280,642	498,637	297,903
Institutional Class	3,434,748	1,767,917	862,968	469,204	1,332,346	624,104
	5,039,990	2,762,412	1,423,621	849,252	1,981,826	1,018,545

Shares repurchased:
Class A	(1,333,695)	(1,075,275)	(356,133)	(314,632)	(886,555)	(800,040)
Class B	(180,491)	(189,221)	(48,425)	(65,771)	(117,913)	(123,686)
Class C	(4,683,252)	(3,837,333)	(1,246,950)	(986,974)	(2,956,301)	(2,241,294)
Institutional Class	(18,267,065)	(7,703,310)	(2,839,358)	(1,468,287)	(8,897,038)	(5,541,024)
	(24,464,503)	(12,805,139)	(4,490,866)	(2,835,664)	(12,857,807)	(8,706,044)
Net increase	21,077,732	19,421,555	2,858,868	3,343,223	22,056,052	15,626,646

6. Capital Shares (continued)

	Optimum		Optimum		Optimum
	Large Cap		Small-Mid Cap		Small-Mid Cap
	Value Fund		Growth Fund		Value Fund
	Year Ended		Year Ended		Year Ended
	3/31/08	3/31/07	3/31/08	3/31/07	3/31/08	3/31/07
Shares sold:
Class A	825,722	1,191,590	141,680	213,329	126,658	207,100
Class B	22,083	115,682	3,093	18,163	3,405	15,227
Class C	3,516,098	4,508,067	593,936	708,196	544,662	627,120
Institutional Class	20,674,129	15,707,485	3,133,276	2,209,166	2,422,447	1,801,580
	25,038,032	21,522,824	3,871,985	3,148,854	3,097,172	2,651,027

Shares issued upon reinvestment of dividends
and distributions:
Class A	285,105	119,889	40,657	18,811	79,601	58,450
Class B	47,416	19,480	7,453	3,663	14,904	10,762
Class C	981,957	351,857	149,667	64,248	293,193	192,954
Institutional Class	3,017,839	1,031,198	321,939	114,103	512,807	271,409
	4,332,317	1,522,424	519,716	200,825	900,505	533,575

Shares repurchased:
Class A	(926,045)	(777,180)	(218,457)	(208,617)	(265,211)	(304,352)
Class B	(118,920)	(131,451)	(21,466)	(24,715)	(24,859)	(32,920)
Class C	(3,093,510)	(2,301,312)	(559,418)	(428,630)	(712,330)	(569,521)
Institutional Class	(9,222,796)	(5,114,065)	(1,516,450)	(1,025,312)	(1,836,328)	(865,025)
	(13,361,271)	(8,324,008)	(2,315,791)	(1,687,274)	(2,838,728)	(1,771,818)
Net increase	16,009,078	14,721,240	2,075,910	1,662,405	1,158,949	1,412,784

7. Foreign Currency Exchange Contracts

The Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

8. Financial Futures Contracts

The Optimum Fixed Income Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

(continues)     115

Notes to financial statements

Optimum Fund Trust

9. Options Written

During the year ended March 31, 2008, the Optimum Fixed Income Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended March 31, 2008 for Optimum Fixed Income Fund were as follows:

	Number of contracts	Premiums
Options outstanding at March 31, 2007	—	$—
Options written	121,142,216	817,493
Options expired	(31,442,216)	(242,311)
Options terminated in closing purchase transactions	(17,500,000)	(73,266)
Options outstanding at March 31, 2008	72,200,000	$501,916

10. Swap Contracts

The Optimum Fixed Income Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended March 31, 2008, the Fund entered into CDS contracts as a purchaser or seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

10. Swap Contracts (continued)

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

11. Securities Lending

The Funds may lend their securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a Collective Trust established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

At March 31, 2008, the market value of securities on loan was:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Market value	$111,560,427	$56,079,279	$148,844,130	$142,055,884	$30,687,010	$19,210,902

The Funds received collateral, comprised of cash and non-cash collateral. The values are shown below:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Cash	$104,887,587	$58,517,599	$153,563,933	$148,627,368	$31,743,288	$20,566,896
Non-cash	9,560,234	968,085	—	—	369,653	—

Investments purchased with cash collateral are presented on the statements of net assets under the caption “Securities Lending Collateral”.

12. Credit and Market Risk

Some countries in which the Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

(continues)     117

Notes to financial statements

Optimum Fund Trust

12. Credit and Market Risk (continued)

The Optimum Fixed Income Fund may invest a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Optimum Fixed Income Fund invests in fixed income securities whose value is derived from underlying mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issues and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest in REITs and are subject to some of the risks associated with that industry. If the Funds hold real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended March 31, 2008. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board of Trustees have delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statements of net assets.

13. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

14. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

14. Tax Information (Unaudited) (continued)

For the fiscal year ended March 31, 2008, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary	(C)
	Capital Gains	Income	Return of	Total	(D)
	Distributions	Distributions*	Capital	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Optimum Fixed Income Fund	1%	99%	—	100%	—
Optimum International Fund	81%	19%	—	100%	—
Optimum Large Cap Growth Fund	85%	4%	11%	100%	100%
Optimum Large Cap Value Fund	71%	29%	—	100%	96%
Optimum Small-Mid Cap Growth Fund	99%	—	1%	100%	—
Optimum Small-Mid Cap Value Fund	86%	14%	—	100%	75%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

(D) is based on a percentage of each Fund’s ordinary income distributions.

[1] Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 or 2008 Form 1099-DIV, as applicable.

Maximum amount to be
taxed at a maximum rate of 15%
Optimum Fixed Income Fund	$158,649
Optimum International Fund	4,036,591
Optimum Large Cap Growth Fund	969,203
Optimum Large Cap Value Fund	15,643,413
Optimum Small-Mid Cap Value Fund	1,003,421

The Optimum International Fund intends to pass through foreign taxes credits in the maximum amounts of $675,157. The gross foreign source income earned during the fiscal year 2008 by the Optimum International Fund was $10,754,696. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

For the fiscal year ended March 31, 2008, certain interest income paid by the Funds, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended March 31, 2008, each Fund has designated maximum distributions as follows:

	Maximum Distribution of	Maximum distribution of
	Qualified Interest Income	Qualified Short-Term Capital Gains
Optimum Fixed Income Fund	$38,357,531	$7,087,967
Optimum International Fund	117,425	1,617,936
Optimum Large Cap Growth Fund	—	969,203
Optimum Large Cap Value Fund	899,520	3,902,578

15. Subsequent Event

The Board of Trustees of the Optimum Fund Trust has approved the appointment of TCW Investment Management Company (“TCW”) as sub-adviser to the Optimum Fixed Income Fund. TCW will replace Aberdeen Asset Management Inc. (“AAMI”) as a sub-adviser, and it is currently anticipated that TCW will begin serving as a sub-adviser on the sleeve of the Fund currently managed by AAMI on or about May 27, 2008. For more information about this appointment, please refer to the Supplement to the Fund’s Prospectus dated as of May 16, 2008.

Report of independent
registered public accounting firm

The Shareholders and Board of Trustees of Optimum Fund Trust

We have audited the accompanying statements of net assets and statements of assets and liabilities of Optimum Fund Trust (comprising, respectively, the Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund (Funds)) as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period August 1, 2003 (commencement of operations) through March 31, 2004. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Optimum Fund Trust at March 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended and the period August 1, 2003 (commencement of operations) through March 31, 2004, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
May 19, 2008

Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex[1] Overseen	Directorships
Address	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Age	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Mark S. Casady[2]	Trustee	April 21,	Chairman and	6	None
2005 Market Street		2003 to	Chief Executive Officer –
Philadelphia, PA		present	LPL Financial Corporation
19103			(2005 – Present)

Age 47			President and Chief Executive
Officer – LPL Financial Corporation
(2004 – 2005)

President and Chief Operating
Officer – LPL Financial Corporation
(2002 – 2004)

John C. E. Campbell[2]	Trustee, President	June 17, 2004	President, Global –	6	None
2005 Market Street	and Chief	to present	Institutional Services,
Philadelphia, PA	Executive Officer		Delaware Investment Advisers
19103			(2003 – Present)

Age 62			Executive Vice President
Global Marketing & Client Services
Delaware Management Company
(1992 – Present)
Independent Trustees
Robert J. Christian	Trustee	November 1, 2007	Private Investor	6	Trustee – Wilmington Funds
2005 Market Street		to present	(2006 – Present)		(24 mutual funds)
Philadelphia, PA					(1998 – Present)
19103

Age 59			Chief Investment Officer		Trustee – FundVantage Trust
			Wilmington Trust Corporation		(7 mutual funds)
			(Trust Bank)		(2007 – Present)
(1996 – 2006)

Nicholas D. Constan	Trustee	July 17, 2003	Adjunct Professor –	6	None
2005 Market Street		to present	University of Pennsylvania
Philadelphia, PA			(1972 – Present)
19103

Age 69

Durant Adams Hunter	Trustee	July 17, 2003	Principal-Ridgeway Partners	6	None
2005 Market Street		to present	(Executive Recruiting)
Philadelphia, PA			(2004 – Present)
19103

Age 59			Chief Executive Officer
Whitehead Mann Inc.
(Executive Recruiting)
2000 – 2003)

(continues)     121

Number of
				Portfolios in Fund	Other
Name,				Complex[1] Overseen	Directorships
Address	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Age	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Stephen Paul Mullin	Trustee and	July 17, 2003	Senior Vice President –	6	None
2005 Market Street	Chairman	to present	Econsult Corporation
Philadelphia, PA			(Economic Consulting)
19103			(2000 – Present)

Age 52

Robert A. Rudell	Trustee	July 17, 2003	Private Investor	6	Director –
2005 Market Street		to present	(2002 – Present)		Medtox Scientific, Inc.
Philadelphia, PA					(Clinic Lab)
19103					(2002 – Present)

Age 59					Director –
Heartland Group, Inc.
Family of Funds
(3 mutual funds)
(2005 – Present)

Director –
The Vantage Point Funds
Family of Funds
(27 mutual funds)
(2007 – Present)

Jon Edward Socolofsky	Trustee	July 17, 2003	Private Investor	6	None
2005 Market Street		to present	(2002 – Present)
Philadelphia, PA
19103

Age 62

Officers
David F. Connor	Vice President,	Vice President since	Mr. Connor has served as	6	None[4]
2005 Market Street	Deputy General	July 17, 2003	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments[3] since 2000.
December 6, 2005
Age 43

David P. O’Connor	Senior Vice President,	October 25, 2005	Mr. O’Connor has served in	6	None[4]
2005 Market Street	General Counsel,	to present	various executive and legal
Philadelphia, PA	and Chief		capacities at different times at
19103	Legal Officer		Delaware Investments.

Age 41

Daniel Geatens	Vice President	September 20, 2007	Mr. Geatens has served in	6	None[4]
2005 Market Street	and Treasurer	to present	various capacities at
Philadelphia, PA			Delaware Investments.
19103

Age 35

Richard Salus	Senior	January 1, 2006	Mr. Salus has served in	6	None[4]
2005 Market Street	Vice President	to present	various executive capacities
Philadelphia, PA	and		at different times at
19103	Chief Financial		Delaware Investments.
Officer
Age 43

[1] The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
[2] “Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
[3] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust’s manager, principal underwriter and service agent.
[4] Messrs Connor, O’Connor, Geatens and Salus also serve in similar capacities for the Delaware Investments Family of Funds, a fund complex also managed and distributed by Delaware Investments with 84 funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Mark S. Casady
Chairman, and
Chief Executive Officer
LPL Financial Corporation

John C.E. Campbell
Executive Vice President
Delaware Investments

Robert J. Christian
Private Investor

Nicholas D. Constan
Adjunct Professor —
University of Pennsylvania

Durant Adams Hunter
Principal — Ridgeway Partners

Stephen Paul Mullin
Senior Vice President — Econsult Corporation

Robert A. Rudell
Private Investor

Jon Edward Socolofsky
Private Investor

Affiliated officers

David F. Connor
Vice President,
Deputy General Counsel
and Secretary
Optimum Fund Trust
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Optimum Fund Trust
Philadelphia, PA

David P. O’Connor
Senior Vice President,
General Counsel
and Chief Legal Officer
Optimum Fund Trust
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Optimum Fund Trust
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a Series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 914-0278

For securities dealers
and financial institutions
representatives only
800 362-7500

Web site
www.optimummutualfunds.com

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Forms N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 914-0278; (ii) on the Fund’s Web site at http://www.optimummutualfunds.com ; and (iii) on the Commission’s Web site at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.optimummutualfunds.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

(3086)	Printed in the USA
AR-901 [3/08] DG3 5/08	MF-08-04-347 PO12938

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Robert J. Christian
     Robert A. Rudell
     Jon. E. Socolofsky

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $132,800 for the fiscal year ended March 31, 2008.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $124,110 for the fiscal year ended March 31, 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended March 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $13,400 for the registrant’s fiscal year ended March 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $45,620 for the fiscal year ended March 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return, review of annual excise distribution calculations, and tax compliance services related to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $23,000 for the fiscal year ended March 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $299,982 and $262,408 for the registrant’s fiscal years ended March 31, 2008 and March 31, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)  (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: OPTIMUM FUND TRUST

JOHN C.E. CAMPBELL
By:	John C.E. Campbell
Title:	Chief Executive Officer
Date:	June 6, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

JOHN C.E. CAMPBELL
By:	John C.E. Campbell
Title:	Chief Executive Officer
Date:	June 6, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 6, 2008